UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-0792

                                CNI Charter Funds
               (Exact name of registrant as specified in charter)
                                    --------


                             400 North Roxbury Drive
                             Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                            530 East Swedesford Road
                                 Wayne, PA 19087
                     (Name and address of agent for service)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-889-0799

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2003

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2003

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                         CNI CHARTER FUNDS[SM] [LOGO OMITTED][R]

[PHOTO OMITTED]

ANNUAL REPORT
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                                                              September 30, 2003

This report and the financial statements contained herein are provided for the general information of the shareholders of the CNI Charter Funds. This report is not authorized for distribution to prospective investors in the CNI Charter Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS
                                                          2003 CNI Charter Funds




 02   Letter to Our Shareholders
 04   Equity Funds Investment Adviser's Report
 06   Equity Funds Overview
 10   Fixed Income Funds Investment Adviser's Report
 11   Fixed Income Funds Overview
 15   Money Market Funds Investment Adviser's Report
 16   Statements of Net Assets
 51   Statements of Operations
 54   Statements of Changes in Net Assets
 58   Financial Highlights
 61   Notes to Financial Statements
 68   Report of Independent Auditors
 69   Board Members and Officers
 72   Notice to Shareholders

                            CNI CHARTER FUNDS | PAGE 1
letter to our shareholders
SEPTEMBER 30, 2003
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This annual report covers the CNI Charter Funds for the fiscal year ended September 30, 2003. On the following pages, you will find the specific details of each Fund's portfolio and investment performance.
   Our unique philosophy and disciplined approach to capital market investment continued to show well despite the lackluster global economic recovery and the turnaround in the financial markets since September 2002. Both the equity and fixed income markets have fared well during this period, with domestic stocks gaining 24.39% (as measured by the S&P 500), international equities rising 26.01% on average (as measured by the MSCI EAFE Index), and domestic bonds adding 5.40% (as measured by the Lehman Brothers Aggregate Bond Index). The most aggressive equity sectors, including emerging international markets and technology stocks have led the financial pack over these last twelve months. By adhering strictly to our fundamental investment strategies we were able to produce highly competitive results in all asset categories.
   City National's underlying investment philosophy is to pursue the long-term goals and objectives specified for each of the Funds. With an active yet disciplined style, all Funds are managed to achieve competitive rates of return consistent with their respective, prescribed risk parameters. CNI Charter Funds follow a disciplined investment process that begins with a thorough assessment of the macroeconomic environment and the financial markets. Our broad based research process takes advantage of the most advanced investment technology, fundamental valuation, and quantitative tools to determine the most attractive sectors and securities within each Fund's area of concentration. The final step is to construct and continuously monitor precise portfolios that meet the objectives of the specific Funds, without being swayed by short-term trends and fads. This approach continued to serve shareholders well overall during the economic and financial rebound we encountered in the year ended September 30, 2003.


TWELVE-MONTH MARKET WATCH:
OCTOBER 2002 - SEPTEMBER 2003

Generally speaking, interest rates continued to decline as stock prices exhibited considerable volatility in the period leading up to the Iraqi conflict. With the relatively quick end to the first phase of that initiative, however, investors seemed to look at the equity markets with renewed spirit. Other markets, including commodities, also reacted to geo-political issues. Oil prices, in particular, peaked at $37 per barrel earlier in 2003 in reaction to supply fears, but subsequently settled back down to the high $20's where they remained at fiscal year end. Gold prices, which have remained virtually dormant for two decades, benefited from a flight-to-quality that took them up to $380 per ounce, but have since fallen back to the $370 level.
   Favorable economic indications, combined with accommodative monetary policy, stimulative fiscal policy and few signs of inflation set the stage for significant corporate earnings increases in the second and third quarters of 2003. Both stock and bond investors benefited from this confluence of bullish factors as the table below illustrates:
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TWELVE-MONTH                                OCTOBER, 2002 -
INDEX WATCH:                                SEPTEMBER, 2003

EQUITIES
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S&P 500 Stock Index ..........................  +24.39%
NASDAQ .......................................  +53.09%
MSCI EAFE Equity .............................  +26.01%

BONDS
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Lehman Brothers Gov't/Credit Bond Index ......   +6.51%
Lehman Brothers Aggregate Bond Index .........   +5.40%
Lehman Brothers CA Tax-Exempt Bond Index .....   +2.42%
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                            CNI CHARTER FUNDS | PAGE 2

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CNI CHARTER FUNDS PERFORMANCE AND HIGHLIGHTS

By adhering to our basic investment discipline and maintaining the appropriate amount of risk control in the various portfolios, the Funds continue to provide returns that are competitive in their respective investment arenas.
   All four of the CNI Charter Equity Funds produced significant gains during the year ended September 30, 2003. Additionally, and most importantly, these four Funds produced highly competitive results, as measured against their respective Lipper peer groups.
   Similarly, all four of the CNI Charter Bond Funds showed healthy gains during this year, led by the CNI CHARTER HIGH YIELD BOND FUND (+19.75% Institutional Class). The Federal Reserve lowered the Fed Funds rate to 1.00% in June 2003, which was arguably their last move in that direction for some time. Given the prospect for economic recovery and higher interest rates down the road, it is not unusual that fixed-income related funds were relegated to single digit total returns during the Funds' fiscal year.
   Lastly, all three of the CNI Charter Money Market Funds produced steady, consistent, and competitive returns. These returns were in line with their respective investment mandates.
   Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report or the CNI Charter Funds, please call your investment professional or (888) 889-0799.
   Thank you for choosing the CNI Charter Funds.



   Sincerely,

   /S/Richard A. Weiss
   Richard A. Weiss
   PRESIDENT AND CHIEF INVESTMENT OFFICER
   CITY NATIONAL ASSET MANAGEMENT, INC.

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cnicharterfunds.com

Visit our website CNICHARTERFUNDS.COM where you will find comprehensive information about our fund family including:

      o Daily, monthly and quarterly performance

      o Detailed descriptions on each CNI Charter Fund

      o Prospectus and annual report downloads

      o Additional information for investment professionals

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                            CNI CHARTER FUNDS | PAGE 3
investment adviser's report
SEPTEMBER 30, 2003
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EQUITY FUNDS

Our fiscal year ending September 30, 2003 should find equity investors reassured, with the U.S. equity market once again generating positive returns. The market, as measured by the S&P 500, returned 24.39% over the past fiscal year. This was a marked improvement over the prior two fiscal year-ends, where the market was down over 20% in each time period (-26.60% in fiscal year ending 2001 and -20.49% for fiscal year ending 2002). During the year, investors had to digest a bleak corporate earnings environment and the prospect of a war with Iraq. As it turned out, third quarter 2002 earnings releases were better than expected, causing the market to rally from its early October 2002 lows. The market held those gains through the first half of January 2003. At that point, the fear of war with Iraq caused the market to sell off. When the war with Iraq finally occurred in mid-March, the equity market responded positively, due to the hope of a quick war and the removal of any economic paralysis caused by the war's uncertainty. The market rallied into mid-June with signs of improved economic activity and renewed consumer confidence. In June, the Federal Reserve continued to provide liquidity to the economic recovery by lowering the overnight lending rate to 1.00%, the lowest in 45 years. Since June, the market continued to trade sideways, in a range, preserving its gains. The market briefly pushed higher in late September, but fell back into the previous trading range as the fiscal year ended.
   For the fiscal year ended September 30, 2003, the CNI CHARTER TECHNOLOGY GROWTH FUND was our highest performing Equity Fund, returning 54.87% (Institutional Class). The Fund's investment benchmark, the Russell 3000 Technology Index, returned 61.46% and the Lipper Science & Technology Funds Index returned 56.30% over the same time period. The Fund's investment in smaller communication equipment companies hurt the Fund's performance versus the benchmarks on a relative basis. Larger communication companies, like Cisco Systems (+86%) (which the Fund holds, but has an underweight versus its benchmark), outperformed smaller communication companies like Harris (+8%) and Inter-Tel (+21%). The Fund's best performing stock, Corning, which happens to be another communication equipment company, produced a 489% return over the past fiscal year. The prospects for technology stocks remain positive given the improving economic conditions. With that being said, the technology sector remains highly volatile and should only be held by investors with a very long investment horizon.
   The CNI CHARTER RCB SMALL CAP VALUE FUND returned 45.55% (Institutional Class) for the fiscal year ended September 30, 2003. The Russell 2000 Value Index returned 31.66%, the Russell 2000 Index returned 36.50% and the Lipper Small Cap Value Index returned 33.80%. While the first quarter 2003, in retrospect, proved to be an exceptionally attractive entry point for equity investment; the sharp and rapid rally greatly closed the gap in the Fund's portfolio between stock prices and the estimate of their intrinsic value. Individual stock performance was strong across almost all sectors. SBS Broadcasting which operates advertising-based television and radio stations in Scandinavian and Eastern European countries, has exhibited exceptional performance returning +82% since its purchase by the Fund on October 16, 2002. As mid-year approached, the Fund trimmed or sold outright certain portfolio holdings in which the stock price greatly exceeded the calculation of intrinsic value. For example, Gartner Group was a strong performer (sold by the Fund on June 18, 2003 and returned +36%) as hints of a rebound in their core business, independent research and consulting specializing in information technology, became evident. A new small position in


                            CNI CHARTER FUNDS | PAGE 4

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   Coinstar (purchased by the Fund on February 19, 2003) was the Fund's biggest disappointment (-3%). The stock price fell precipitously after its growth started to slow early in 2003, creating an excellent value opportunity. The Fund remains a holder of this company as the recent disappointing news appears to be a one-time event.
   The CNI CHARTER LARGE CAP VALUE EQUITY FUND returned 24.03% (Institutional Class) for the fiscal year ended September 30, 2003. The S&P 500/BARRA Value Index returned 26.55% and the Lipper Large Cap Value Index returned 22.65%. Stocks from the technology sector led the returns among the other equity holdings in the Fund. EMC-Mass. was a significant contributor to the strong technology returns, gaining 176% over the past 12 months. Financial stocks also provided solid returns, with JP Morgan Chase providing a 91% return. Both stocks benefited from improved corporate earnings. Stocks in the defense/aerospace industry, like Lockheed Martin (-28%) and Northrop Grumman (-29%), disappointed over the past year as the prospects for future increases in defense spending were mitigated by concerns over an expanding federal budget deficit.
   The CNI CHARTER LARGE CAP GROWTH EQUITY FUND returned 21.51% (Institutional Class) for the fiscal year ended September 30, 2003. The S&P 500/BARRA Growth Index returned 22.43% and the Lipper Large Cap Growth Index returned 20.33%. The best performing stock in the Fund was in the materials sector: Freeport-McMoRan Copper & Gold returned (+173%). Freeport is the owner of the world's biggest gold mine and its stock has benefited from increased production and improving metal and gold prices. Intel was another strong performer for the Fund, gaining 99%, due to an improved global demand for semiconductors. The consumer staples sector produced the smallest returns. Kraft Foods, the largest U.S. foodmaker, fell -17% due to a drop in demand for certain products and increased marketing costs.
   The results in our Equity Funds during this period are indeed a welcome change from the market performance of the prior two fiscal year-ends. Risks, though, do remain and could affect the stock market. Political instability in the world remains a concern and any future terrorist attacks could delay an economic recovery. An increasing trade deficit is weakening the dollar, making foreign investments in dollar denominated assets less attractive. Another concern, the expanding federal budget deficit, could eventually cause interest rates to dramatically rise, automatically lowering the value of future corporate wealth. Overall, though, we remain optimistic that increased economic prospects will continue to propel corporate earnings above expectations, therefore supporting higher equity prices. As always, the CNI Charter Equity Funds continue to apply a disciplined investment approach with the goal of providing superior performance across all market environments.


Sincerely,

/S/Brian L. Garbe
Brian L. Garbe
DIRECTOR OF RESEARCH
CITY NATIONAL ASSET MANAGEMENT, INC.


                            CNI CHARTER FUNDS | PAGE 5
fund overview
SEPTEMBER 30, 2003
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LARGE CAP VALUE EQUITY FUND

The Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the market place by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued and whose market valuations compare favorably relative to similar companies.


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Comparison of Change in the Value of a $10,000 Investment in the Large Cap Value Equity Fund, Institutional Class or Class A Shares, versus the S&P 500/BARRA Value Index, and the Lipper Large Cap Value Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    CNI Large Cap Value           CNI Large Cap           S&P 500/BARRA     Lipper
                    Equity Fund, Institutional    Value Equity Fund,      Value             Large Cap
                    Class Shares                  Class A Shares          Index             Value Index
1/31/00             $10,000                       $10,000                 $10,000           $10,000
   9/00              10,530                        10,525                  10,781            10,823
   9/01               8,807                         8,769                   8,960             9,778
   9/02               7,145                         7,106                   6,966             7,855
   9/03               8,861                         8,793                   8,816             9,629

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                           Ticker        1-Year         3-Year        Inception
Shares                     Symbol        Return         Return         to Date
--------------------------------------------------------------------------------
Institutional Class (1)^   CNLIX          24.03%        (5.59)%        (4.29)%
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Class A (2)                CVEAX          23.75%        (5.82)%        (4.49)%+
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(1) Commenced operations on January 14, 2000.
(2) Commenced operations on April 13, 2000.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.



   Top Ten Holdings*
                              % OF PORTFOLIO
   Citigroup                             4.5
   Exxon Mobil                           3.7
   American International Group          3.6
   Bank of America                       2.5
   Wells Fargo                           2.3
   Home Depot                            2.0
   SBC Communications                    2.0
   JP Morgan Chase                       1.8
   Morgan Stanley                        1.7
   AOL Time Warner                       1.4
   *Excludes Cash Equivalents


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   Top Sectors

   [PIE CHART OMITTED]

   Financials                           36.3%
   Consumer Discretionary               13.8%
   Industrials                          13.5%
   Technology                            8.7%
   Other                                27.7%


                            CNI CHARTER FUNDS | PAGE 6
fund overview
SEPTEMBER 30, 2003
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LARGE CAP GROWTH EQUITY FUND


The Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth and that possess superior management, strong market position, consistent records of increased earnings and a strong operating and financial position.

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Comparison of Change in the Value of a $10,000 Investment in the Large Cap Growth Equity Fund, Institutional Class or Class A Shares, versus the S&P 500/BARRA Growth Index, and the Lipper Large Cap Growth Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    CNI Large Cap Growth          CNI Large Cap           S&P 500/BARRA           Lipper
                    Equity Fund, Institutional    Growth Equity Fund,     Growth                  Large Cap
                    Class Shares                  Class A Shares          Index                   Growth Index
1/31/00             $10,000                       $10,000                 $10,000                 $10,000
   9/00               9,873                         9,852                  10,025                  10,643
   9/01               6,702                         6,670                   6,446                   6,056
   9/02               5,533                         5,490                   5,198                   4,771
   9/03               6,723                         6,660                   6,364                   5,784

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                           Ticker        1-Year         3-Year        Inception
Shares                     Symbol        Return         Return         to Date
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Institutional Class (1)^   CNGIX          21.51%       (12.03)%       (11.41)%
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Class A (2)                CLEAX          21.31%       (12.24)%       (11.63)%+
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(1) Commenced operations on January 14, 2000.
(2) Commenced operations on March 28, 2000.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
+ Class A Shares performance for the period prior to March 28, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.


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   Top Ten Holdings
                              % OF PORTFOLIO

   Microsoft                             6.5
   Wal-Mart Stores                       5.8
   General Electric                      5.5
   Intel                                 4.3
   Pfizer                                3.7
   Johnson & Johnson                     3.0
   IBM                                   2.9
   Merck                                 2.6
   Dell                                  2.2
   Amgen                                 2.1

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   Top Sectors

   [PIE CHART OMITTED]
   Technology                           26.6%
   HealthCare                           23.8%
   Consumer Staples                     20.5%
   Industrials                          12.0%
   Other                                17.1%



                            CNI CHARTER FUNDS | PAGE 7
fund overview
SEPTEMBER 30, 2003
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RCB SMALL CAP VALUE FUND

The Fund seeks to provide capital appreciation by investing primarily in smaller U.S. corporations which are considered undervalued.

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Comparison of Change in the Value of a $10,000 Investment in the RCB Small Cap Value Fund, Institutional Class, Class A or Class R Shares, versus the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Small Cap Value Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CNI RCB Small Cap Value CNI RCB Small       CNI RCB Small       Russell            Russell 2000          Lipper
               Fund, Institutional     Cap Value Fund,     Cap Value Fund,     2000               Value                 Small Cap
               Class Shares            Class A Shares      Class R Shares      Index              Index                 Value Index
9/30/98        $10,000                 $10,000             $ 9,650             $10,000            $10,000               $10,000
   9/99         15,120                  15,120              14,591              11,907             10,583                11,410
   9/00         16,859                  16,859              16,269              14,692             12,209                13,428
   9/01         18,395                  18,395              17,752              11,576             12,893                14,219
   9/02         16,353                  16,331              15,740              10,499             12,705                14,229
   9/03         23,802                  23,714              22,857              14,332             16,728                18,501


(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.Please note that one cannot invest directly in an unmanaged index.



AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                      Ticker     1-Year       3-Year      5-Year      Inception
Shares                Symbol     Return       Return      Return       to Date
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Institutional
 Class (1)^           RCBIX       45.55%      12.18%+      18.94%+      18.94%+
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Class A (2)           RCBAX       45.21%      12.05%+      18.85%+      18.85%+
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Class R (3)           RCBSX       45.21%      12.00%       18.82%       18.82%
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Class R with load     RCBSX       40.17%      10.67%       17.98%       17.98%
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(1) Commenced operations on October 3, 2001.
(2) Commenced operations on October 3, 2001.
(3) Commenced operations on September 30, 1998.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
+ The performance of the Institutional Class and Class A Shares for the period prior to October 3, 2001 reflect the performance of the Class R Shares of a predecessor mutual fund. The performance of the Class R Shares has not been adjusted to reflect the Rule 12b-1 Fees and expenses applicable to Institutional and Class A Shares. Fees for the Institutional Class Shares are lower than the fees for the Class R Shares; correspondingly, performance would have been higher than that shown.


   Top Ten Holdings*
                              % OF PORTFOLIO

   SBS Broadcasting                      6.0
   Alleghany                             5.1
   RH Donnelley                          3.8
   Smart & Final                         3.7
   IHOP                                  3.7
   Whitehall Jewellers                   3.4
   White Mountains Insurance Group       3.3
   Fisher Communications                 3.2
   Fairfax Financial Holdings            3.2
   Ralcorp Holdings                      3.1
   *Excludes Cash Equivalents

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   Top Sectors

   [PIE CHART OMITTED]
   Consumer Discretionary               34.3%
   Financial Services                   26.8%
   Materials & Processing               10.3%
   Producer Durables                     8.2%
   Other                                20.4%



                            CNI CHARTER FUNDS | PAGE 8
fund overview
SEPTEMBER 30, 2003
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TECHNOLOGY GROWTH FUND

The Fund seeks to provide long-term capital appreciation by investing in U.S. corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth and that are engaged in the production, distribution and development of products or services based on technology and should benefit significantly from advances or improvements in technology.

--------------------------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the Technology Growth Fund, Institutional Class or Class A Shares, versus the Russell 3000 Technology Index, and the Lipper Science & Technology Funds Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CNI Technology Growth   CNI Technology      Russell 3000        Lipper Science
               Fund, Institutional     Growth Fund,        Technology          & Technology
               Class Shares            Class A Shares      Index               Funds Index
10/31/00       $10,000                 $10,000             $10,000             $10,000
    9/01         3,530                   3,525               3,675               3,474
    9/02         2,253                   2,241               2,494               2,288
    9/03         3,490                   3,466               4,026               3,710

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Ticker             1-Year            Inception
Shares                          Symbol             Return             to Date
--------------------------------------------------------------------------------
Institutional Class (1)^        CTEIX              54.87%             (29.57)%
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Class A (2)                     CTGAX              54.67%             (30.70)%
--------------------------------------------------------------------------------

(1) Commenced operations on October 3, 2000.
(2) Commenced operations on October 23, 2000.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.




   Top Ten Holdings
                              % OF PORTFOLIO

   Microsoft                             9.0
   Intel                                 6.1
   IBM                                   5.4
   Dell                                  4.6
   Cisco Systems                         4.4
   Oracle                                3.5
   Hewlett-Packard                       3.4
   EMC-Mass                              3.1
   Texas Instruments                     2.5
   Qualcomm                              2.4

--------------------------------------------------------------------------------

   Top Sectors

   [PIE CHART OMITTED]
   Semi-Conductors                             24.0%
   Software                                    22.0%
   Computers & Peripherals                     16.2%
   Communication Equipment                     14.6%
   Other                                       23.2%



                            CNI CHARTER FUNDS | PAGE 9
investment adviser's report
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

FIXED INCOME FUNDS

The bond market was somewhat volatile during this past fiscal year while it shook off deflationary and economic fears during the third quarter of 2003 and moved interest rates to higher levels. This market action, combined with better corporate bond pricing relative to Treasuries, caused flat to slightly negative returns in the fixed income marketplace for the third quarter. The recent unprecedented volatility of yields appears to be subsiding.
   During most of this fiscal year, the steep yield curve has provided some trading opportunities. The difference in yield between the two-year and ten-year treasury notes is near its all-time high; an extremely steep yield curve based on investor expectations of a strong economic recovery followed quickly by rising interest rates. During the last half of this period, we have employed a modified barbell strategy in our investment grade bond funds. We did this by selling some intermediate maturity securities and purchasing shorter and longer securities which have significantly improved our Funds' portfolio return prospects without adding interest rate risk.
   The CNI CHARTER CORPORATE BOND FUND produced a total return of 6.74% (Institutional Class) for the past fiscal year. For the same period, the Lehman Intermediate Corporate Index returned 9.91%. The corporate bond universe is heavily weighted in lower quality (Baa) rated securities that did well during this most recent period in tandem with our recent economic recovery. Our Fund had a higher quality profile than the index and thus did not capture all of the performance garnered by the lower quality bonds. Our performance compares very favorably with our peer group where the Lipper Short/Intermediate Investment Grade Debt Index was up 5.24%.
The CNI CHARTER GOVERNMENT BOND FUND produced a total return of 2.68% (Institutional Class) for the past fiscal year. For the same period, the Lehman Intermediate U.S. Government Bond Index returned 3.50% and the Lipper Short/Intermediate U.S. Government Index was up 3.23%. While our defensive portfolio structure may have caused some underperformance this past year, we believe that the Fund is positioned prudently with high rates potentially on the horizon.
   The CNI CHARTER CALIFORNIA TAX EXEMPT BOND FUND produced a total return of 2.63% (Institutional Class) for the past fiscal year. For the same period, the Lehman CA Intermediate-Short Municipal Index returned 2.94%. We continue to believe that our modestly defensive strategic posture will prove beneficial in the near future as interest rate volatility becomes more prevalent. The Fund's relative performance vis-a-vis its peer group was excellent, where the Lipper CA Short/Intermediate Municipal Debt Average was up 2.14%.
   The CNI CHARTER HIGH YIELD BOND FUND produced a total return of 19.75% (Institutional Class) for the past fiscal year. For the same period, the Citigroup High Yield Market Index was up 33.27% and the Lipper High Current Yield Bond Fund Index was up 26.51%. Absolute performance was very strong for this sector as lower quality bonds did quite well during this fiscal period. Relative performance was behind the benchmark comparisons due to our Fund having less exposure than the indices to Caa and distressed rated debt instruments, which were the better performing and most volatile instruments of this universe.


STRATEGIC OUTLOOK FOR BOND FUNDS

While this recent period has been a challenging one for fixed income investors, we believe that our strategy will help bridge the gap between the current low rate environment and the inevitable higher one in the future. For our investment grade funds, we will be shifting back and forth from neutral to a defensive maturity posture in hopes of garnering superior relative returns. Furthermore, we will be vigilant in our pursuit of both preservation of capital and competitive returns.

Sincerely,

/S/Rodney J. Olea
Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.



                           CNI CHARTER FUNDS | PAGE 10
fund overview
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CORPORATE BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing in a diversified portfolio of investment grade fixed income securities, primarily corporate bonds issued by domestic and international companies denominated in U.S. dollars.

--------------------------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the Corporate Bond Fund, Institutional Class or Class A Shares, versus the Lehman Intermediate Corporate Index, and Lipper Short/Intermediate Investment Grade Debt Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                CNI Corporate Bond        CNI Corporate Bond          Lehman Intermediate       Lipper Short/Intermediate
                Fund, Institutional       Fund, Class A               Corporate                 Investment Grade
                Class Shares              Shares                      Index                     Debt Index
1/31/00         $10,000                   $10,000                     $10,000                   $10,000
   9/00          10,595                    10,610                      10,645                    10,592
   9/01          11,882                    11,892                      11,996                    11,741
   9/02          12,602                    12,568                      12,854                    12,342
   9/03          13,451                    13,381                      14,128                    12,894


(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           Ticker        1-Year         3-Year        Inception
Shares                     Symbol        Return         Return         to Date
--------------------------------------------------------------------------------
Institutional Class (1)^   CNCIX           6.74%         8.28%          8.26%
--------------------------------------------------------------------------------
Class A (2)                CCBAX           6.47%         8.04%          8.11%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.
(2) Commenced operations on April 13, 2000.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.



   Top Ten Holdings
                              % OF PORTFOLIO

   FNMA  6.250%, 02/01/11                4.0
   Lehman Brothers Holdings
     8.250%, 06/15/07                    3.1
   Allstate  7.200%, 12/01/09            2.8
   AXA Financial
     7.750%, 08/01/10                    2.8
   Citigroup  7.250%, 10/01/10           2.8
   WPS Resources
     7.000%, 11/01/09                    2.7
   General Electric Capital, Ser A,
     MTN  6.875%, 11/15/10               2.7
   AFLAC  6.500%, 04/15/09               2.7
   Kohl's  6.300%, 03/01/11              2.7
   Kimco Realty, MTN
     6.960%, 07/16/07                    2.7

--------------------------------------------------------------------------------

   Top Sectors

   [PIE CHART OMITTED]
   National Commercial Banks                       11.4%
   Security Brokers & Dealers                       9.7%
   Personal Credit Institutions                     5.9%
   Real Estate Investment Trust                     5.3%
   Other                                           67.7%



                           CNI CHARTER FUNDS | PAGE 11
fund overview
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing primarily in U.S. government securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities.

--------------------------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the Government Bond Fund, Institutional Class or Class A Shares, versus the Lehman Intermediate U.S. Government Bond Index, and the Lipper Short/Intermediate U.S. Government Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 CNI Government Bond        CNI Government Bond        Lehman Intermediate         Lipper Short/Intermediate
                 Fund, Institutional        Fund, Class A              U.S. Government             U.S. Government
                 Class Shares               Shares                     Bond Index                  Index
1/31/00          $10,000                    $10,000                    $10,000                     $10,000
   9/00           10,594                     10,566                     10,661                      10,574
   9/01           11,831                     11,755                     12,034                      11,756
   9/02           12,721                     12,633                     13,048                      12,543
   9/03           13,062                     12,975                     13,505                      12,858

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                           Ticker        1-Year         3-Year        Inception
Shares                     Symbol        Return         Return         to Date
--------------------------------------------------------------------------------
Institutional Class (1)^   CNBIX           2.68%         7.23%          7.38%
--------------------------------------------------------------------------------
Class A (2)                CGBAX           2.71%         7.09%          7.18%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.
(2) Commenced operations on April 13, 2000.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.


--------------------------------------------------------------------------------
   Top Ten Holdings

                              % OF PORTFOLIO
   U.S. Treasury Notes
     1.625%, 04/30/05                   13.6
   FNMA  4.375%, 03/15/13               12.9
   U.S. Treasury Notes
     7.250%, 05/15/04                   11.4
   FHLB  7.250%, 05/13/05                9.8
   U.S. Treasury Notes
     5.750%, 11/15/05                    8.1
   FHLMC  5.125%, 07/15/12               4.4
   U.S. Treasury Notes
     6.125%, 08/15/07                    4.2
   FNMA MTN
     5.300%, 10/28/08                    4.2
   FNMA  6.250%, 02/01/11                3.6
   FNMA  2.020%, 02/28/05                3.6

--------------------------------------------------------------------------------

Top Sectors

[PIE CHART OMITTED]
U.S. Government Agency                    54.1%
U.S. Treasury Instruments                 44.9%
Money Market Instruments                   1.0%



                           CNI CHARTER FUNDS | PAGE 12
fund overview
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND

The Fund seeks to provide current income exempt from Federal and California state income tax (as the primary component of a total return strategy) by investing primarily in investment grade California municipal bonds and notes.

--------------------------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the California Tax Exempt Bond Fund, Institutional Class or Class A Shares, versus the Lehman CA Intermediate-Short Municipal Index, and the Lipper CA Short/Intermediate Municipal Debt Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               CNI California         CNI California      Lehman CA                    Lipper CA Short/
               Tax-Exempt Bond        Tax-Exempt Bond     Intermediate-Short           Intermediate
               Fund, Institutional    Fund, Class A       Municipal                    Municipal Debt
               Class Shares           Shares              Index                        Index
1/31/00        $10,000                $10,000             $10,000                      $10,000
   9/00         10,506                 10,493              10,490                       10,427
   9/01         11,263                 11,236              11,344                       11,129
   9/02         12,117                 12,067              12,209                       11,813
   9/03         12,436                 12,353              12,568                       12,065

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           Ticker        1-Year         3-Year        Inception
Shares                     Symbol        Return         Return         to Date
--------------------------------------------------------------------------------
Institutional Class (1)^   CNTIX           2.63%         5.78%          6.15%
--------------------------------------------------------------------------------
Class A (2)                CCTEX           2.37%         5.59%          5.96%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.
(2) Commenced operations on April 13, 2000.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.
+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.




   Top Ten Holdings
                              % OF PORTFOLIO

   Saddleback, Community College
     District, 1996 Capital Improvement
     Financing Project, COP, MBIA
     Callable 06/01/06 @ 102
     5.500%, 06/01/15                    3.7
   San Francisco (City & County),
     Building Authority, Department of
     General Services & Leasing, Ser A,
     RB 5.000%, 10/01/13                 2.9
   San Mateo County,
     Transit District Authority,
     Ser A, RB, MBIA
     Callable 06/01/08 @ 101
     5.000%, 06/01/04                    2.9
   Miami-Dade County, Expressway
     Authority, RB, FGIC Pre-Refunded
     @ 101 6.375%, 07/01/10              2.9
   New York City, Transitional Finance
     Authority, Future Tax Secured
     Project, Ser B, RB, MBIA
     Callable 05/15/08 @ 101
     4.600%, 11/15/12                    2.8
   East Bay-Delta, Housing & Finance
     Authority, Pass Thru-Lease
     Purchase Program, Ser A, RB, MBIA
     4.250%, 06/01/05                    2.8
   San Francisco (City & County),
     Public Utility Authority, Ser A,
     RB, MBIA Callable 11/01/06
     @ 101.5 5.000%, 11/01/17            2.7
   California State, Educational
     Facilities Authority, University of
     Southern California Project, Ser A,
     RB Callable 10/01/07 @ 102
     5.700%, 10/01/15                    2.7
   Sacramento, City Financing
     Authority, Solid Waste &
     Redevelopment Project, RB,
     AMBAC Callable 12/01/09 @ 102
     5.250%, 12/01/13                    2.6
   Central, School District,
     Ser B, GO, FSA
     7.000%, 08/01/07                    2.6


--------------------------------------------------------------------------------

   Top Sectors

   [PIE CHART OMITTE]
   Utilities - Water, Power, Sewer                       22.6%
   General Obligations - Cty/City/School District        15.6%
   General Revenue                                       15.5%
   Transportation Revenue                                13.3%
   Other                                                 33.0%



                           CNI CHARTER FUNDS | PAGE 13
fund overview
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund may also invest in fixed income securities rated below investment grade issued by governments and agencies, both U.S. and foreign, and in equity securities. The Fund seeks to invest in securities that offer a high current yield as well as total return potential and diversifies across issuers, industries and sectors to control risks.

--------------------------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the High Yield Bond Fund, Institutional Class or Class A Shares, versus the Citigroup High Yield Market Index and the Lipper High Current Yield Bond Fund Index(*)(1)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                CNI High Yield Bond           CNI High Yield Bond         CitiGroup High      Lipper High Current
                Fund, Institutional           Fund, Class                 Yield Market        Yield Bond Fund
                Class Shares                  A Shares                    Index               Index
1/31/00         $10,000                       $10,000                     $10,000             $10,000
   9/00          10,412                        10,386                      10,016               9,912
   9/01          10,157                        10,102                       9,413               9,019
   9/02          10,644                        10,555                       9,098               8,835
   9/03          12,747                        12,602                      12,124              11,040

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.
(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.
Past performance is no indication of future performance.
The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                           Ticker        1-Year         3-Year        Inception
Shares                     Symbol        Return         Return         to Date
--------------------------------------------------------------------------------
Institutional Class (1)^   CHYIX          19.75%         6.98%          6.78%
--------------------------------------------------------------------------------
Class A (1)                CHBAX          19.39%         6.66%          6.45%
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.
^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.



   Top Ten Holdings*
                               % OF PORTFOLIO

   Nextel Communications
     7.375%, 08/01/15                    0.8
   Swift
     12.500%, 01/01/10                   0.7
   GulfTerra Energy, Ser B
     8.500%, 06/01/10                    0.7
   Beverly Enterprises
     9.625%, 04/15/09                    0.7
   Hard Rock Hotel
     8.875%, 06/01/13                    0.7
   Tyco International Group
     6.125%, 11/01/08                    0.7
   MTR Gaming Group, Ser B
     9.750%, 04/01/10                    0.7
   United Industries, Ser D
     9.875%, 04/01/09                    0.7
   Majestic Star Casino
     9.500%, 10/15/10                    0.7
   CSC Holdings
     7.875%, 12/15/07                    0.7

   * Excludes Cash Equivalents

--------------------------------------------------------------------------------

   Top Sectors

[PIE CHART OMITTED]
Gaming                                10.2%
Healthcare Facilities/Supples          5.3%
Consumer Products                      5.1%
Utilities                              5.0%
Other                                 74.4%


                           CNI CHARTER FUNDS | PAGE 14
fund overview
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

MONEY MARKET FUNDS

CNI Charter Money Market Funds were a good barometer for investor sentiment in the year ended September 30, 2003. With the changing tide of the financial markets, there was increased flow into and out of money market funds. Additionally, the Funds' low yield levels underscored investor uncertainty with regard to the timing of the economic rebound.
   The Federal Open Market Committee (FOMC) cut the Federal Funds rate twice this past fiscal year - from 1.75% to 1.00%. Additionally, their assessment of risk remained "Balanced" with regard to growth prospects. However, they moved their assessment on future prices from conditions of "Deflation" to that of "Disinflation" at the August 12, 2003 meeting. As measured by Federal Funds futures contracts at fiscal year end, there is currently a 0.00% probability of further rate reductions over the next few months.
   The CNI CHARTER PRIME MONEY MARKET FUND continued to emphasize quality and liquidity in these uncertain times. With tight relative credit spreads during the past year, the Fund remained focused on top tier commercial paper, government securities as well as repurchase agreements. Additionally, our maturity allocation positions the Fund to perform competitively as we approach 2004. At our fiscal year end, our Fund has employed a temporary strategy of having a heavier concentration in overnight repo's coupled with one year government agency notes to seek to produce higher yields than found in commercial paper and corporate bonds. We plan on moving back into prime commercial paper and corporate securities as yields in those sectors become more attractive than our repo and government holdings.
   The CNI CHARTER GOVERNMENT MONEY MARKET FUND continued to be well positioned from both a sector as well as maturity perspective. The maturity profile incorporated a barbell strategy for most of the past fiscal year. This strategy has been beneficial, as the longer-term yields have declined over the past year. This should also position the Fund to add value as short maturities start to climb in 2004. The Fund's yield continued to be enhanced by the concentration of Government Agency securities over Treasury instruments.
   Our objective for the CNI CHARTER CALIFORNIA TAX EXEMPT MONEY MARKET FUND has always been safety and liquidity. With the increasing budgetary challenges in California and its municipalities, this objective took on an even more important directive. Our stringent credit research effort helped to stay on top of a very fluid political/economic situation in Sacramento over the past fiscal year.


STRATEGIC OUTLOOK

Our outlook continues to be constructive for money market investments. While short rates may hold steady in the last few months of 2003 and early in 2004, it is clear that we are coming to an end in this current interest rate cycle. While an expanding economy is often synonymous with rising rates that in turn may cause dislocations in financial markets, it can also provide opportunities for higher yields and sector allocation shifts for money market funds.

Sincerely,

/S/Rodney J. Olea
Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.


Top Sectors

   Prime Money Market Fund
   [PIE CHART OMITTED]
   U.S. Government Agency                    43.4%
   Repurchase Agreements                     41.8%
   U.S. Treasury Instruments                  6.6%
   Commercial Paper                           5.9%
   Other                                      2.3%

   Government Money Market Fund
   [PIE CHART OMITTED]
   U.S. Government Agency                    51.3%
   Repurchase Agreements                     45.0%
   U.S. Treasury Instruments                  3.7%


   California Tax Exempt Money Market Fund
   [PIE CHART OMITTED]
   Housing-Multi Family                      22.6%
   Annual Appropriation                      17.3%
   Cash Flow                                 11.7%
   Not for Profit                             8.0%
   Other                                     40.4%




                           CNI CHARTER FUNDS | PAGE 15
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND

DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
COMMON STOCK [97.4%]
     AEROSPACE & DEFENSE [2.7%]
     Boeing                            11,100         $  381
     Raytheon                           3,900            109
     United Technologies                5,900            456
     --------------------------------------------------------
     TOTAL AEROSPACE & DEFENSE                           946
     ========================================================

     ALUMINUM [0.5%]
     Alcoa                              6,800            178
     ========================================================

     AUTOMOTIVE [1.7%]
     General Motors                     8,250            338
     Johnson Controls                   2,500            236
     --------------------------------------------------------
     TOTAL AUTOMOTIVE                                    574
     ========================================================

     BANKS [15.3%]
     Bank of America                   11,027            861
     Bank of New York                  11,600            338
     BB&T                               3,100            111
     Charter One Financial              5,512            169
     Comerica                           2,500            116
     FleetBoston Financial             11,100            335
     Golden West Financial              3,100            277
     JP Morgan Chase                   17,905            615
     Keycorp                            6,600            169
     National City                      7,300            215
     PNC Financial Services Group       1,700             81
     SouthTrust                         6,000            176
     SunTrust Banks                     3,000            181
     Wachovia                           8,100            334
     Washington Mutual                 10,500            413
     Wells Fargo                       15,730            810
     Zions Bancorporation               2,400            134
     --------------------------------------------------------
     TOTAL BANKS                                       5,335
     ========================================================

     BUILDING & CONSTRUCTION [0.5%]
     Centex                             2,400            187
     ========================================================

     BUSINESS SERVICES [1.4%]
     Cendant*                          17,000            318
     Fiserv*                            4,700            170
     --------------------------------------------------------
     TOTAL BUSINESS SERVICES                             488
     ========================================================



DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     CHEMICALS [2.3%]
     Air Products & Chemicals           7,400         $  334
     Eastman Chemical                   6,200            208
     EI Du Pont de Nemours              6,400            256
     --------------------------------------------------------
     TOTAL CHEMICALS                                     798
     ========================================================

     CIRCUIT BOARDS [1.5%]
     Jabil Circuit*                     9,800            255
     Sanmina-SCI*                      15,000            146
     Solectron*                        22,000            129
     --------------------------------------------------------
     TOTAL CIRCUIT BOARDS                                530
     ========================================================

     COMMUNICATIONS EQUIPMENT [0.9%]
     Corning*                          18,000            170
     Motorola                          12,300            147
     --------------------------------------------------------
     TOTAL COMMUNICATIONS EQUIPMENT                      317
     ========================================================

     COMPUTER STORAGE DEVICES [1.2%]
     EMC-Mass*                         32,200            407
     ========================================================

     COMPUTER SYSTEM DESIGN & SERVICES [0.2%]
     Sun Microsystems*                 21,000             70
     ========================================================

     COMPUTERS & PERIPHERALS [1.2%]
     Hewlett-Packard                   21,800            422
     ========================================================

     DIVERSIFIED MANUFACTURING [3.1%]
     Caterpillar                        4,900            337
     Danaher                            2,100            155
     Illinois Tool Works                3,300            219
     ITT Industries                     4,300            257
     Textron                            2,400             95
     --------------------------------------------------------
     TOTAL DIVERSIFIED MANUFACTURING                   1,063
     ========================================================

     DRUGS [0.2%]
     Merck                              1,550             78
     ========================================================

     ELECTRICAL PRODUCTS [0.2%]
     General Electric                   2,700             80
     ========================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 16
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND (CONTINUED)

DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     ELECTRICAL SERVICES [4.6%]
     American Electric Power            5,600         $  168
     Constellation Energy Group         6,100            218
     DTE Energy                         2,500             92
     Entergy                            4,600            249
     Exelon                             5,000            318
     FirstEnergy                        9,700            310
     PPL                                3,400            139
     Progress Energy                    2,200             98
     --------------------------------------------------------
     TOTAL ELECTRICAL SERVICES                         1,592
     ========================================================

     ENTERTAINMENT [1.0%]
     Carnival                          10,000            329
     ========================================================

     FINANCIAL SERVICES [9.1%]
     Capital One Financial              1,900            108
     Citigroup                         34,386          1,565
     Countrywide Credit Industry        5,600            438
     Freddie Mac                        8,330            436
     MBNA                              16,910            386
     State Street                       5,300            239
     --------------------------------------------------------
     TOTAL FINANCIAL SERVICES                          3,172
     ========================================================

     FOOD & BEVERAGE [1.3%]
     Archer-Daniels-Midland            16,900            221
     Coca-Cola Enterprises             12,100            231
     --------------------------------------------------------
     TOTAL FOOD & BEVERAGE                               452
     ========================================================

     GAS/NATURAL GAS [1.3%]
     KeySpan                            5,600            196
     Sempra Energy                      8,600            253
     --------------------------------------------------------
     TOTAL GAS/NATURAL GAS                               449
     ========================================================

     HEALTHCARE PRODUCTS & SERVICES [2.7%]
     AmerisourceBergen                  2,900            157
     Cardinal Health                    5,950            347
     HCA                                4,800            177
     McKesson                           8,000            266
     --------------------------------------------------------
     TOTAL HEALTHCARE PRODUCTS & SERVICES                947
     ========================================================

     HOUSEHOLD PRODUCTS [1.0%]
     Black & Decker                     4,500            182
     Fortune Brands                     2,600            148
     --------------------------------------------------------
     TOTAL HOUSEHOLD PRODUCTS                            330
     ========================================================



DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     INSURANCE [6.1%]
     Allstate                           4,200         $  153
     American International Group      21,800          1,258
     Hartford Financial Services Group  4,800            253
     Principal Financial Group          5,100            158
     Progressive                        3,300            228
     Prudential Financial               2,400             90
     --------------------------------------------------------
     TOTAL INSURANCE                                   2,140
     ========================================================

     INVESTMENT BANKER/BROKER DEALER [4.8%]
     Bear Stearns                       2,200            165
     Goldman Sachs Group                5,200            436
     Lehman Brothers Holdings           4,200            290
     Merrill Lynch                      3,300            177
     Morgan Stanley                    11,800            595
     --------------------------------------------------------
     TOTAL INVESTMENT BANKER/BROKER DEALER             1,663
     ========================================================

     MACHINERY [1.1%]
     Cummins                            3,700            164
     Ingersoll-Rand, Cl A               4,200            225
     --------------------------------------------------------
     TOTAL MACHINERY                                     389
     ========================================================

     MEDIA [3.9%]
     AOL Time Warner*                  33,000            499
     Clear Channel Communications       8,300            318
     Gannett                            1,025             79
     Tribune                            4,900            225
     Viacom, Cl B                       6,405            245
     --------------------------------------------------------
     TOTAL MEDIA                                       1,366
     ========================================================

     MEDICAL PRODUCTS & SERVICES [0.6%]
     Aetna                              3,600            220
     ========================================================

     METALS & MINING [0.3%]
     Newmont Mining                     2,800            109
     ========================================================

     PETROLEUM & FUEL PRODUCTS [1.6%]
     Anadarko Petroleum                 2,098             88
     Apache                             3,003            208
     Occidental Petroleum               7,200            254
     --------------------------------------------------------
     TOTAL PETROLEUM & FUEL PRODUCTS                     550
     ========================================================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 17
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND (CONCLUDED)

DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     PETROLEUM REFINING [6.0%]
     ChevronTexaco                      4,320         $  309
     ConocoPhillips                     1,440             79
     Exxon Mobil                       35,560          1,301
     Marathon Oil                       8,500            242
     Sunoco                             4,200            169
     --------------------------------------------------------
     TOTAL PETROLEUM REFINING                          2,100
     ========================================================

     PREPACKAGING SOFTWARE [0.2%]
     Compuware*                        15,000             80
     ========================================================

     PRINTING & PUBLISHING [0.3%]
     RR Donnelley & Sons                4,500            112
     ========================================================

     RAILROADS [2.5%]
     Burlington Northern Santa Fe       8,900            257
     CSX                                7,000            205
     Norfolk Southern                   7,700            142
     Union Pacific                      4,500            262
     --------------------------------------------------------
     TOTAL RAILROADS                                     866
     ========================================================

     RETAIL [5.5%]
     Darden Restaurants                 8,550            162
     Federated Department Stores        2,375            100
     Home Depot                        22,200            707
     JC Penney                          9,100            194
     Lowe's                             3,800            197
     McDonald's                         9,500            224
     Staples*                           7,500            178
     Target                             3,800            143
     --------------------------------------------------------
     TOTAL RETAIL                                      1,905
     ========================================================

     SEMI-CONDUCTORS/INSTRUMENTS [2.8%]
     Applied Materials*                10,300            187
     Intel                             11,150            307
     Texas Instruments                 20,400            465
     --------------------------------------------------------
     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   959
     ========================================================

     TELEPHONES & TELECOMMUNICATIONS [5.5%]
     Alltel                             5,900            274
     AT&T                               2,700             58
     BellSouth                          8,200            194
     SBC Communications                31,100            692
     Sprint-FON Group                  17,300            261
     Verizon Communications            13,009            422
     --------------------------------------------------------
     TOTAL TELEPHONES & TELECOMMUNICATIONS             1,901
     ========================================================

     TRANSPORTATION SERVICES [1.5%]
     FedEx                              4,700            303
     Ryder System                       7,200            211
     --------------------------------------------------------
     TOTAL TRANSPORTATION SERVICES                       514
     ========================================================



DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     WASTE DISPOSAL [0.8%]
     Waste Management                  10,400        $   272
     --------------------------------------------------------
         TOTAL COMMON STOCK
           (Cost $29,186)                             33,890
         ====================================================

CASH EQUIVALENTS [2.6%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I   830,451            830
     SEI Daily Income Trust Prime
       Obligation Fund, Cl A           82,490             82
     --------------------------------------------------------
         TOTAL CASH EQUIVALENTS
           (Cost $912)                                   912
         ====================================================

         TOTAL INVESTMENTS [100.0%]
           (Cost $30,098)                             34,802
         ====================================================

OTHER ASSETS AND LIABILITIES [0.0%]
     Investment Advisory Fees Payable                    (19)
     Shareholder Servicing Fees Payable                   (7)
     Administration Fees Payable                          (3)
     Other Assets and Liabilities, Net                    35
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                      6
         ====================================================

NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 4,452,696
         outstanding shares of beneficial
         interest                                     28,498
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par value)
         based on 241,765 outstanding shares of
         beneficial interest                           1,963
     Accumulated net realized loss on investments       (357)
     Net unrealized appreciation on investments        4,704
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $ 34,808
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($33,016,022 / 4,452,696 shares)                $7.41
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($1,791,798 / 241,765 shares)                   $7.41
     ========================================================


* NON-INCOME PRODUCING SECURITY
CL -- CLASS


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 18
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND

DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
COMMON STOCK [96.3%]
     AEROSPACE & DEFENSE [1.7%]
     Alliant Techsystems*               2,000          $  96
     General Dynamics                     400             31
     United Technologies                3,700            286
     --------------------------------------------------------
     TOTAL AEROSPACE & DEFENSE                           413
     ========================================================

     AUTOMOTIVE [0.8%]
     Harley-Davidson                    3,900            188
     ========================================================

     BANKS [1.1%]
     Fifth Third Bancorp                4,800            266
     ========================================================

     BIOMEDICAL RESEARCH & PRODUCTS [0.7%]
     Applera - Applied
       Biosystems Group                 7,100            158
     ========================================================

     BIOTECHNOLOGY [2.5%]
     Amgen*                             7,888            509
     Medimmune*                         3,300            109
     --------------------------------------------------------
     TOTAL BIOTECHNOLOGY                                 618
     ========================================================

     BUSINESS SERVICES [6.3%]
     Automatic Data Processing          2,900            104
     Avery Dennison                     2,700            136
     Deluxe                             2,900            116
     eBay*                              5,500            294
     Equifax                            5,700            127
     First Data                         6,600            264
     Fiserv*                            3,400            123
     H&R Block                          5,400            233
     Monster Worldwide*                 5,100            129
     --------------------------------------------------------
     TOTAL BUSINESS SERVICES                           1,526
     ========================================================

     CHEMICALS [0.4%]
     International Flavors &
       Fragrances                       2,800             93
     ========================================================

     COMMUNICATIONS EQUIPMENT [3.2%]
     Cisco Systems*                    24,050            470
     Qualcomm                           4,000            167
     Rockwell Collins                   5,800            146
     --------------------------------------------------------
     TOTAL COMMUNICATIONS EQUIPMENT                      783
     ========================================================



DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     COMPUTERS & PERIPHERALS [6.5%]
     Dell*                             16,265         $  543
     IBM                                7,900            698
     International Game Technology      6,300            177
     Lexmark International*             2,500            158
     --------------------------------------------------------
     TOTAL COMPUTERS & PERIPHERALS                     1,576
     ========================================================

     DIVERSIFIED MANUFACTURING [1.0%]
     ITT Industries                     4,000            239
     ========================================================

     DRUGS [13.8%]
     Abbott Laboratories                1,895             81
     Eli Lilly                          7,430            441
     Forest Laboratories*               5,200            268
     Johnson & Johnson                 14,764            731
     Merck                             12,255            620
     Pfizer                            29,708            903
     Wyeth                              6,250            288
     --------------------------------------------------------
     TOTAL DRUGS                                       3,332
     ========================================================

     EDUCATIONAL SERVICES [1.2%]
     Apollo Group, Cl A*                4,400            290
     ========================================================

     ELECTRICAL PRODUCTS [5.4%]
     General Electric                  44,175          1,317
     ========================================================

     FINANCIAL SERVICES [3.1%]
     Citigroup                          2,700            123
     Fannie Mae                         6,200            435
     MBNA                               8,800            201
     --------------------------------------------------------
     TOTAL FINANCIAL SERVICES                            759
     ========================================================

     FOOD & BEVERAGE [6.9%]
     Coca-Cola                          6,500            279
     General Mills                      6,500            306
     Kraft Foods, Cl A                  3,000             88
     Pepsi Bottling Group               8,400            173
     PepsiCo                            8,500            390
     Sara Lee                           8,700            160
     Sysco                              8,100            265
     --------------------------------------------------------
     TOTAL FOOD & BEVERAGE                             1,661
     ========================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 19
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND (CONTINUED)

DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     HEALTHCARE PRODUCTS & SERVICES [2.2%]
     AmerisourceBergen                  1,100        $    60
     Cardinal Health                    4,500            263
     UnitedHealth Group                 4,400            221
     --------------------------------------------------------
     TOTAL HEALTHCARE PRODUCTS & SERVICES                544
     ========================================================

     HOUSEHOLD PRODUCTS [2.8%]
     Kimberly-Clark                     5,400            277
     Procter & Gamble                   3,300            306
     Tupperware                         7,400             99
     --------------------------------------------------------
     TOTAL HOUSEHOLD PRODUCTS                            682
     ========================================================

     INSURANCE [0.8%]
     Progressive                        2,700            187
     ========================================================

     LABORATORY EQUIPMENT [0.8%]
     Beckman Coulter                    2,600            118
     Waters*                            2,400             66
     --------------------------------------------------------
     TOTAL LABORATORY EQUIPMENT                          184
     ========================================================

     MEDIA [0.8%]
     Omnicom Group                      2,600            187
     ========================================================

     MEDICAL PRODUCTS & SERVICES [3.8%]
     Baxter International               8,000            232
     Becton Dickinson                     500             18
     Boston Scientific*                 4,900            313
     Guidant                            4,100            192
     Stryker                            2,200            166
     --------------------------------------------------------
     TOTAL MEDICAL PRODUCTS & SERVICES                   921
     ========================================================

     METALS & MINING [1.2%]
     Freeport-McMoRan Copper
       & Gold, Cl B                     5,700            189
     Newmont Mining                     2,800            109
     --------------------------------------------------------
     TOTAL METALS & MINING                               298
     ========================================================

     PREPACKAGING SOFTWARE [10.3%]
     Adobe Systems                      3,800            149
     Electronic Arts*                   2,100            194
     Intuit*                            3,600            174
     Microsoft                         56,730          1,576
     Oracle*                           34,760            390
     --------------------------------------------------------
     TOTAL PREPACKAGING SOFTWARE                       2,483
     ========================================================



DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     RETAIL [10.4%]
     Bed Bath & Beyond*                 1,500        $    57
     CVS                                3,100             96
     Gap                                7,100            122
     Home Depot                         5,900            188
     Kohl's*                            3,800            203
     Lowe's                             5,900            306
     NBTY*                              3,500             82
     Target                             1,800             68
     Wal-Mart Stores                   25,275          1,412
     --------------------------------------------------------
     TOTAL RETAIL                                      2,534
     ========================================================

     SEMI-CONDUCTORS/INSTRUMENTS [5.6%]
     Intel                             37,550          1,033
     KLA-Tencor*                        2,175            112
     Maxim Integrated Products          2,200             87
     Nvidia*                            7,600            121
     --------------------------------------------------------
     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                 1,353
     ========================================================

     TELEPHONES & TELECOMMUNICATIONS [1.1%]
     SBC Communications                 3,000             67
     Verizon Communications             6,200            201
     --------------------------------------------------------
     TOTAL TELEPHONES & TELECOMMUNICATIONS               268
     ========================================================

     TRANSPORTATION SERVICES [1.9%]
     United Parcel Service, Cl B        7,400            472
     ========================================================

         TOTAL COMMON STOCK
           (Cost $23,804)                             23,332
         ====================================================

CASH EQUIVALENTS [3.4%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I   444,080            444
     SEI Daily Income Trust Prime
       Obligation Fund, Cl A          370,800            371
     --------------------------------------------------------
         TOTAL CASH EQUIVALENTS
           (Cost $815)                                   815
         ====================================================

         TOTAL INVESTMENTS [99.7%]
           (Cost $24,619)                             24,147
         ====================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 20
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND (CONCLUDED)

DESCRIPTION                                      VALUE (000)
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES [0.3%]
     Investment Advisory Fees Payable                $   (14)
     Shareholder Servicing Fees Payable                   (5)
     Administration Fees Payable                          (2)
     Other Assets and Liabilities, Net                    88
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                     67
         ====================================================

NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 3,492,585
         outstanding shares of beneficial interest    27,455
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par value)
         based on 310,911 outstanding shares of
         beneficial interest                           2,286
     Accumulated net realized loss on investments     (5,055)
     Net unrealized depreciation on investments         (472)
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $ 24,214
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($22,249,281 / 3,492,585 shares)                $6.37
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($1,965,092 / 310,911 shares)                   $6.32
     ========================================================


* NON-INCOME PRODUCING SECURITY
CL -- CLASS




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 21
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

RCB SMALL CAP VALUE FUND

DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
COMMON STOCK [85.5%]
     AUTOMOTIVE [1.9%]
     Superior Industries International 11,000         $  446
     ========================================================

     BROADCASTING, NEWSPAPERS & ADVERTISING [9.2%]
     Fisher Communications*            15,500            731
     SBS Broadcasting*                 55,000          1,368
     --------------------------------------------------------
     TOTAL BROADCASTING, NEWSPAPERS
       & ADVERTISING                                   2,099
     ========================================================

     BUSINESS SERVICES [8.2%]
     Arbitron*                          6,500            230
     Coinstar*                         30,800            414
     Deluxe                             9,450            379
     RH Donnelley*                     21,300            861
     --------------------------------------------------------
     TOTAL BUSINESS SERVICES                           1,884
     ========================================================

     CHEMICALS [2.5%]
     Celanese*                         17,100            565
     ========================================================

     COMMUNICATIONS EQUIPMENT [2.0%]
     Viasat*                           26,000            463
     ========================================================

     CONSUMER PRODUCTS & SERVICES [2.1%]
     Central Garden & Pet*             18,100            473
     ========================================================

     CONSUMER SERVICES [1.8%]
     Angelica                          22,000            418
     ========================================================

     DATA PROCESSING [4.7%]
     Certegy                           21,700            697
     CSG Systems International*        25,100            371
     --------------------------------------------------------
     TOTAL DATA PROCESSING                             1,068
     ========================================================

     ELECTRICAL PRODUCTS [4.7%]
     GrafTech International*           56,000            448
     Littelfuse*                       27,100            623
     --------------------------------------------------------
     TOTAL ELECTRICAL PRODUCTS                         1,071
     ========================================================

     ENTERTAINMENT [3.0%]
     Intrawest                         49,100            687
     ========================================================

     FOOD, BEVERAGE & TOBACCO [3.1%]
     Ralcorp Holdings*                 26,000            720
     ========================================================



DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     INSURANCE [14.6%]
     Alleghany*                         5,942        $ 1,160
     Conseco*                          24,200            437
     Fairfax Financial Holdings         4,600            721
     Markel*                            1,000            267
     White Mountains Insurance Group    1,900            754
     --------------------------------------------------------
     TOTAL INSURANCE                                   3,339
     ========================================================

     MACHINERY [4.4%]
     Ametek                             7,300            313
     Franklin Electric                  5,800            323
     IDEX                              10,000            364
     --------------------------------------------------------
     TOTAL MACHINERY                                   1,000
     ========================================================

     MEDICAL PRODUCTS & SERVICES [2.3%]
     VCA Antech*                       22,100            521
     ========================================================

     METALS [1.4%]
     Ameron International              10,000            330
     ========================================================

     PAPER & PAPER PRODUCTS [3.1%]
     Rayonier                          17,200            698
     ========================================================

     PETROLEUM & FUEL PRODUCTS [1.8%]
     Petroquest Energy*               200,000            418
     ========================================================

     PREPACKAGING SOFTWARE [1.1%]
     Tripos*                           30,000            254
     ========================================================

     REAL ESTATE INVESTMENT TRUST [3.0%]
     Price Legacy*                    193,635            678
     ========================================================

     RETAIL [10.6%]
     IHOP                              25,350            833
     Smart & Final*                   133,700            835
     Whitehall Jewellers*              68,600            769
     --------------------------------------------------------
     TOTAL RETAIL                                      2,437
     ========================================================

         TOTAL COMMON STOCK
           (Cost $14,644)                             19,569
         ====================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 22
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

RCB SMALL CAP VALUE FUND (CONCLUDED)

DESCRIPTION          SHARES/FACE AMOUNT (000)    VALUE (000)
-------------------------------------------------------------
PREFERRED STOCK [4.6%]
     ENTERTAINMENT [1.3%]
     Six Flags                         15,000         $  294
     ========================================================

     HOTELS & LODGING [2.4%]
     Innkeepers USA Trust, Ser A       22,000            552
     ========================================================

     REAL ESTATE INVESTMENT TRUST [0.9%]
     Price Legacy                      12,500            201
     --------------------------------------------------------

         TOTAL PREFERRED STOCK
           (Cost $1,019)                               1,047
         ====================================================

REPURCHASE AGREEMENT [9.3%]
     Morgan Stanley
       0.800%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $2,133,877
       (collateralized by U.S Treasury
       Bills, par value $2,179,821,
       1.800% (A), 10/02/03; with
       total market value
       $2,179,677)                    $ 2,134          2,134
       ------------------------------------------------------

         TOTAL REPURCHASE AGREEMENT
           (Cost $2,134)                               2,134
         ====================================================

         TOTAL INVESTMENTS [99.4%]
           (Cost $17,797)                             22,750
         ====================================================

OTHER ASSETS AND LIABILITIES [0.6%]
     Investment Advisory Fees Payable                    (17)
     Shareholder Servicing Fees Payable                  (16)
     Administration Fees Payable                          (2)
     Other Assets and Liabilities, Net                   172
     --------------------------------------------------------

         OTHER ASSETS AND LIABILITIES                    137
         ====================================================


DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------
NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 284,475 outstanding
         shares of beneficial interest              $  5,289
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par value)
         based on 109,206 outstanding shares of
         beneficial interest                           2,104
     Paid-in-Capital -- Class R
         (unlimited authorization -- $0.01 par value)
         based on 654,188 outstanding shares of
         beneficial interest                          10,512
     Accumulated net realized gain on investments         29
     Net unrealized appreciation on investments        4,953
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $ 22,887
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($6,236,068 / 284,475 shares)                  $21.92
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($2,384,525 / 109,206 shares)                  $21.84
     ========================================================

     Net Asset Value and Redemption
       Price Per Share -- Class R
       ($14,266,885 / 654,188 shares)                 $21.81
     ========================================================

     Maximum Offering Price Per Share --
       Class R Shares ($21.81 / 96.50%)               $22.60
     ========================================================

* NON-INCOME PRODUCING SECURITY
(A) THE RATE REPORTED IS THE EFFECTIVE YIELD AT THE TIME OF PURCHASE. SER -- SERIES


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 23
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND

DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
COMMON STOCK [97.1%]
     AEROSPACE & DEFENSE [1.8%]
     General Dynamics                     275          $  21
     L-3 Communications Holdings*         300             13
     --------------------------------------------------------
     TOTAL AEROSPACE & DEFENSE                            34
     ========================================================

     BIOMEDICAL RESEARCH & PRODUCTS [0.9%]
     Applera - Applied Biosystems Group   700             16
     ========================================================

     BIOTECHNOLOGY [0.7%]
     Genentech*                           160             13
     ========================================================

     CIRCUIT BOARDS [3.0%]
     Benchmark Electronics*               200              8
     Flextronics International*           950             14
     Jabil Circuit*                       850             22
     Vishay Intertechnology*              700             12
     --------------------------------------------------------
     TOTAL CIRCUIT BOARDS                                 56
     ========================================================

     COMMUNICATIONS EQUIPMENT [14.2%]
     Cisco Systems*                     4,205             82
     Comverse Technology*               1,325             20
     Corning*                           3,000             28
     Harris                               300             11
     Inter-Tel                            250              6
     Lucent Technologies*               4,500             10
     Motorola                           3,000             36
     Nokia, ADR                           950             15
     Qualcomm                           1,075             45
     Utstarcom*                           350             11
     --------------------------------------------------------
     TOTAL COMMUNICATIONS EQUIPMENT                      264
     ========================================================

     COMPUTER RELATED SERVICES [1.2%]
     Check Point Software Technologies*   450              7
     VeriSign*                            550              7
     WebEx Communications*                400              8
     --------------------------------------------------------
     TOTAL COMPUTER RELATED SERVICES                      22
     ========================================================

     COMPUTER STORAGE DEVICES [4.9%]
     Advanced Digital Information*        700             10
     EMC-Mass*                          4,505             57
     Storage Technology*                  400             10
     Western Digital*                   1,200             15
     --------------------------------------------------------
     TOTAL COMPUTER STORAGE DEVICES                       92
     ========================================================


DESCRIPTION                            SHARES    VALUE (000)
-------------------------------------------------------------
     COMPUTER SYSTEM DESIGN & SERVICES [7.6%]
     Avid Technology*                     200          $  10
     Black Box                            250             10
     Cadence Design Systems*              900             12
     Cerner*                              200              6
     Intergraph*                          325              8
     National Instruments                 300             12
     NetScreen Technologies*              600             13
     Reynolds & Reynolds, Cl A            300              8
     Sun Microsystems*                  5,375             18
     Synopsys*                            600             18
     Tier Technologies, Cl B*             700              6
     Unisys*                            1,550             21
     --------------------------------------------------------
     TOTAL COMPUTER SYSTEM DESIGN & SERVICES             142
     ========================================================

     COMPUTERS & PERIPHERALS [15.7%]
     Dell*                              2,575             86
     Hewlett-Packard                    3,323             64
     IBM                                1,125            100
     Imation                              500             16
     Network Appliance*                   575             12
     Scansource*                          400             15
     --------------------------------------------------------
     TOTAL COMPUTERS & PERIPHERALS                       293
     ========================================================

     DATA PROCESSING [2.0%]
     Acxiom*                              500              8
     American Management Systems*         400              5
     CSG Systems International*           650             10
     Electronic Data Systems              450              9
     Perot Systems, Cl A*                 600              6
     --------------------------------------------------------
     TOTAL DATA PROCESSING                                38
     ========================================================

     ELECTRICAL PRODUCTS [0.3%]
     Invision Technologies*               200              5
     ========================================================

     PREPACKAGING SOFTWARE [21.4%]
     Adobe Systems                        300             12
     BMC Software*                        400              5
     Citrix Systems*                    1,125             25
     Computer Associates International    500             13
     Electronic Arts*                     260             24
     Intuit*                              575             28
     Microsoft                          6,000            167
     NetIQ*                             1,300             15
     Oracle*                            5,815             65
     Peoplesoft*                          600             11
     Progress Software*                   600             13
     Veritas Software*                    675             21
     --------------------------------------------------------
     TOTAL PREPACKAGING SOFTWARE                         399
     ========================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 24
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND (CONCLUDED)

DESCRIPTION                            SHARES    VALUE (000)
--------------------------------------------------------------
     SEMI-CONDUCTORS/INSTRUMENTS [23.4%]
     Altera*                              525          $  10
     Analog Devices*                      625             24
     Artisan Components*                  500              8
     Broadcom, Cl A*                      275              7
     Intel                              4,150            114
     Intersil, Cl A*                      930             22
     JDS Uniphase*                      2,500              9
     Linear Technology                    375             13
     LSI Logic*                         1,617             15
     Maxim Integrated Products            900             36
     Microchip Technology                 500             12
     Micron Technology*                   700              9
     National Semiconductor*              550             18
     Nvidia*                              750             12
     Omnivision Technologies*             200              9
     QLogic*                              300             14
     Rambus*                              700             12
     Silicon Laboratories*                200              9
     Standard Microsystems*               400             11
     Texas Instruments                  2,025             46
     Xilinx*                              600             17
     Zoran*                               400              8
     --------------------------------------------------------
     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   435
     ========================================================

         TOTAL COMMON STOCK
           (Cost $2,193)                               1,809
         ====================================================

CASH EQUIVALENTS [3.0%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I    38,900             39
     SEI Daily Income Trust Prime
       Obligation Fund, Cl A           15,887             16
     --------------------------------------------------------

         TOTAL CASH EQUIVALENTS
           (Cost $55)                                     55
         ====================================================

         TOTAL INVESTMENTS [100.1%]
           (Cost $2,248)                               1,864
         ====================================================

OTHER ASSETS AND LIABILITIES [-0.1%]
     Investment Advisory Fees Payable                     (1)
     Shareholder Servicing Fees Payable                   (1)
     Other Assets and Liabilities, Net                     1
     --------------------------------------------------------

         OTHER ASSETS AND LIABILITIES                     (1)
         ====================================================


DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------
NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 260,645
         outstanding shares of beneficial
         interest                                   $  2,332
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par value)
         based on 273,320 outstanding shares of
         beneficial interest                           1,321
     Accumulated net realized loss on investments     (1,406)
     Net unrealized depreciation on investments         (384)
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $  1,863
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($913,196 / 260,645 shares)                     $3.50
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($949,856 / 273,320 shares)                     $3.48
     ========================================================

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 25
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CORPORATE BOND FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION [3.9%]
     FNMA
       6.250%, 02/01/11                 $1,500       $ 1,686
     --------------------------------------------------------

         TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
           (Cost $1,697)                               1,686
     ========================================================

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION [0.0%]
     FHLMC REMIC, Ser 2068, Cl CA
       6.500%, 03/15/26                      1             1
     --------------------------------------------------------

         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION
           (Cost $1)                                       1
     ========================================================

CORPORATE BONDS [88.4%]
     AGRICULTURE [2.6%]
     Cargill, MTN (A)
       6.150%, 02/25/08                  1,000         1,109
     ========================================================

     AIR TRANSPORTATION [0.9%]
     Federal Express, Ser A2
       7.890%, 09/23/08                    347           392
     ========================================================

     AUTOMOTIVE [1.0%]
     DaimlerChrysler N.A. Holdings
       4.750%, 01/15/08                    435           445
     ========================================================

     BANKS [12.4%]
     Bank of America
       7.500%, 09/15/06                    500           572
       7.125%, 09/15/06                    500           568
     Bank One
       7.625%, 08/01/05                  1,000         1,105
     Bankers Trust
       7.250%, 10/15/11                    500           584
     Deutsche Bank
       7.500%, 04/25/09                    500           592
     Fleet National Bank
       8.625%, 02/15/05                    100           109
     US Bancorp
       6.875%, 09/15/07                    350           401
     US Bank N.A.
       6.300%, 07/15/08                    300           341
     Wachovia
       7.125%, 10/15/06                    100           115
       6.875%, 09/15/05                    500           548
     Wells Fargo
       7.250%, 08/24/05                    250           276


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Wells Fargo, Ser F, MTN
       6.500%, 06/01/05                 $  125        $  135
     --------------------------------------------------------
     TOTAL BANKS                                       5,346
     ========================================================

     BEAUTY PRODUCTS [2.2%]
     Avon Products
       7.150%, 11/15/09                    800           949
     ========================================================

     CHEMICALS [1.7%]
     Eastman Chemical
       7.000%, 04/15/12                    435           492
     Praxair
       6.625%, 10/15/07                    200           225
     --------------------------------------------------------
     TOTAL CHEMICALS                                     717
     ========================================================

     ELECTRICAL PRODUCTS [0.2%]
     Emerson Electric
       6.300%, 11/01/05                    100           109
     ========================================================

     ELECTRICAL SERVICES [7.1%]
     American Electric Power
       5.250%, 06/01/15                    435           426
     Consolidated Edison, Ser 92B
       7.625%, 03/01/04                    100           102
     Entergy Mississippi
       6.450%, 04/01/08                  1,000         1,027
     Iowa Electric Light & Power
       6.000%, 10/01/08                    200           217
     Wisconsin Power & Light, Ser Y
       7.600%, 07/01/05                    100           109
     WPS Resources
       7.000%, 11/01/09                  1,000         1,168
     --------------------------------------------------------
     TOTAL ELECTRICAL SERVICES                         3,049
     ========================================================

     FINANCIAL SERVICES [18.9%]
     American General Finance,
       Ser H, MTN
       5.375%, 10/01/12                  1,000         1,036
     Caterpillar Finance, Ser F, MTN
       4.690%, 04/25/05                    310           326
     Citigroup
       7.250%, 10/01/10                  1,000         1,185
     Countrywide Home Loans
       5.625%, 07/15/09                    155           168
     Equity Residential Properties
       7.250%, 06/15/05                  1,000         1,085


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 26
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CORPORATE BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
     General Electric Capital,
       Ser A, MTN
       6.875%, 11/15/10                 $1,000       $ 1,163
     Household Finance
       6.375%, 11/27/12                    855           949
     Kimco Realty, MTN
       6.960%, 07/16/07                  1,000         1,131
     Kimco Realty, Ser B, MTN
       7.860%, 11/01/07                     67            78
     MBNA
       4.625%, 09/15/08                    410           431
     Wells Fargo Financial
       6.125%, 02/15/06                    550           599
     --------------------------------------------------------
     TOTAL FINANCIAL SERVICES                          8,151
     ========================================================

     INSURANCE [8.2%]
     AFLAC
       6.500%, 04/15/09                  1,000         1,140
     Allstate
       7.200%, 12/01/09                  1,015         1,203
     AXA Financial
       7.750%, 08/01/10                  1,000         1,197
     --------------------------------------------------------
     TOTAL INSURANCE                                   3,540
     ========================================================

     INVESTMENT BANKER/BROKER DEALER [11.7%]
     Donaldson, Lufkin, Jenrette
       6.500%, 06/01/08                    750           844
     Goldman Sachs Group
       6.875%, 01/15/11                    900         1,035
     JP Morgan Chase
       5.750%, 01/02/13                    775           828
     Legg Mason
       6.500%, 02/15/06                    950         1,031
     Lehman Brothers Holdings
       8.250%, 06/15/07                  1,100         1,301
     --------------------------------------------------------
     TOTAL INVESTMENT BANKER/BROKER DEALER             5,039
     ========================================================

     MACHINERY [1.7%]
     Caterpillar
       9.000%, 04/15/06                    620           720
     ========================================================

     MEDIA [3.6%]
     AOL Time Warner
       6.750%, 04/15/11                    395           441
     Viacom
       7.750%, 06/01/05                  1,000         1,098
     --------------------------------------------------------
     TOTAL MEDIA                                       1,539
     ========================================================



DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     PERSONAL CREDIT INSTITUTIONS [1.3%]
     General Motors Acceptance
       7.750%, 01/19/10                 $  500        $  550
     ========================================================

     PETROLEUM & FUEL PRODUCTS [3.6%]
     ChevronTexaco
       8.625%, 06/30/10                    200           256
     ConocoPhillips
       6.375%, 03/30/09                    305           347
     Union Oil of California,
       Ser C, MTN
       7.900%, 04/18/08                    800           930
     --------------------------------------------------------
     TOTAL PETROLEUM & FUEL PRODUCTS                   1,533
     ========================================================

     RETAIL [4.4%]
     Kohl's
       6.300%, 03/01/11                  1,000         1,134
     McDonald's, Ser E, MTN
       4.240%, 12/13/06                    750           774
     --------------------------------------------------------
     TOTAL RETAIL                                      1,908
     ========================================================

     TELEPHONES & TELECOMMUNICATIONS [5.9%]
     AT&T Wireless Services
       8.125%, 05/01/12                    400           475
     Comcast Cable
       Communications Holdings
       8.375%, 03/15/13                    400           496
     Deutsche Telekom
       International Finance
       5.250%, 07/22/13                    435           440
     GTE Florida, Ser D
       6.250%, 11/15/05                    200           217
     New York Telephone
       6.500%, 03/01/05                     50            53
     Pacific Bell
       6.250%, 03/01/05                    200           213
     Verizon Virginia, Ser A
       4.625%, 03/15/13                    675           664
     --------------------------------------------------------
     TOTAL TELEPHONES & TELECOMMUNICATIONS             2,558
     ========================================================

     WASTE DISPOSAL [1.0%]
     Waste Management
       6.875%, 05/15/09                    375           425
     ========================================================
         TOTAL CORPORATE BONDS
           (Cost $35,953)                             38,079
         ====================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 27
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CORPORATE BOND FUND (CONCLUDED)

DESCRIPTION           FACE AMOUNT (000)/SHARES   VALUE (000)
-------------------------------------------------------------
MORTGAGE RELATED [2.3%]
     Residential Asset Mortgage
       Products, Ser 2003-RS6, Cl AI3
       3.080%, 12/25/28                 $  975        $  983
     --------------------------------------------------------

         TOTAL MORTGAGE RELATED
           (Cost $975)                                   983
         ====================================================

ASSET-BACKED SECURITIES [2.2%]
     Capital Auto Receivable
       Asset Trust, Ser 2003-2, Cl A4A
       1.960%, 01/15/09                    975           958
     --------------------------------------------------------

         TOTAL ASSET-BACKED SECURITIES
           (Cost $975)                                   958
         ====================================================

CASH EQUIVALENT [2.0%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I    856,130           856
     --------------------------------------------------------

         TOTAL CASH EQUIVALENT
           (Cost $856)                                   856
         ====================================================

         TOTAL INVESTMENTS [98.8%]
           (Cost $40,457)                             42,563
         ====================================================

OTHER ASSETS AND LIABILITIES [1.2%]
     Investment Advisory Fees Payable                    (13)
     Shareholder Servicing Fees Payable                   (9)
     Administration Fees Payable                          (3)
     Other Assets and Liabilities, Net                   548
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                    523
         ====================================================



DESCRIPTION                                      VALUE (000)
-------------------------------------------------------------
NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 3,881,474
         outstanding shares of beneficial
         interest                                    $39,810
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par
         value) based on 76,171 outstanding shares
         of beneficial interest                          795
     Accumulated net realized gain on investments        375
     Net unrealized appreciation on investments        2,106
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                       $43,086
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($42,255,973 / 3,881,474 shares)               $10.89
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($829,614 / 76,171 shares)                     $10.89
     ========================================================

(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 28
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

DESCRIPTION           FACE AMOUNT (000)/SHARES   VALUE (000)
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS [45.4%]
     U.S. Treasury Notes
       7.250%, 05/15/04                 $1,700        $1,765
       6.875%, 05/15/06                    300           339
       6.250%, 02/15/07                    450           511
       6.125%, 08/15/07                    575           655
       5.750%, 11/15/05                  1,150         1,251
       5.500%, 02/15/08                    380           426
       3.500%, 11/15/06                     25            26
       1.625%, 04/30/05                  2,100         2,112
     --------------------------------------------------------
         TOTAL U.S. TREASURY OBLIGATIONS
           (Cost $6,936)                               7,085
         ====================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS [53.1%]
     FFCB
       5.120%, 04/26/05                    400           423
     FHLB
       7.250%, 05/13/05                  1,400         1,530
       6.625%, 11/15/10                    440           511
       6.500%, 11/15/05                    100           110
       5.790%, 04/27/09                    350           393
       5.570%, 04/07/04                    100           102
       4.875%, 08/15/05                    500           531
     FHLMC
       6.990%, 07/26/06                    150           170
       5.125%, 07/15/12                    650           691
     FHLMC, Ser 2544, Cl PG
       4.500%, 08/15/16                     45            46
     FNMA
       6.250%, 02/01/11                    500           562
       4.375%, 03/15/13                  2,000         2,007
       2.020%, 02/28/05                    560           562
     FNMA MTN
       5.300%, 10/28/08                    600           655
     --------------------------------------------------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (Cost $7,997)                               8,293
         ====================================================

CASH EQUIVALENT [1.0%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I    160,360           160
     --------------------------------------------------------
         TOTAL CASH EQUIVALENT
           (Cost $160)                                   160
         ====================================================

         TOTAL INVESTMENTS [99.5%]
           (Cost $15,093)                             15,538
         ====================================================



DESCRIPTION                                      VALUE (000)
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES [0.5%]
     Investment Advisory Fees Payable                   $ (4)
     Shareholder Servicing Fees Payable                   (3)
     Administration Fees Payable                          (1)
     Other Assets and Liabilities, Net                    84
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                     76
         ====================================================

NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 1,427,345 outstanding
         shares of beneficial interest                14,939
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par value)
         based on 1,691 outstanding
         shares of beneficial interest                    19
     Accumulated net realized gain on investments        211
     Net unrealized appreciation on investments          445
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $ 15,614
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($15,595,773 / 1,427,345 shares)               $10.93
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($18,513 / 1,691 shares)                       $10.95
     ========================================================

CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 29
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
MUNICIPAL BONDS [96.7%]
     CALIFORNIA [75.8%]
     Anaheim, Public Finance Authority,
       Convention Center Project,
       Ser A, RB, ABMAC
       5.500%, 08/01/12                   $150        $  173
     Anaheim, Public Finance Authority,
       Electric System Distribution
       Facilities, RB, AMBAC
       4.625%, 10/01/27                    230           244
     Berkeley, Ser C, GO, MBIA
       Callable 09/01/05 @ 102
       5.000%, 09/01/10                     95           104
     Beverly Hills, Unified School
       District Authority, Ser B, GO
       Callable 06/01/08 @ 101
       4.700%, 06/01/13                     50            53
     California State, Educational
       Facilities Authority, Pooled
       College & University Projects,
       Ser A, RB
       4.300%, 04/01/09                    100           107
     California State, Educational
       Facilities Authority, University
       of Southern California Project,
       Ser A, RB
       Callable 10/01/07 @ 102
       5.700%, 10/01/15                    350           400
     California State, GO
       5.750%, 10/01/08                    100           114
     California State, GO
       Pre-Refunded @ 101 (A)
       5.750%, 03/01/05                    100           108
     California State, Infrastructure
       & Economic Development,
       Clean Water Fund, RB
       5.000%, 10/01/07                    260           293
     California State, Water Resource
       Center, Ser T, RB
       Callable 12/01/08 @ 101
       5.125%, 12/01/12                    200           220
     California Statewide, Community
       Development Authority,
       Sherman Oaks Project, Ser A,
       RB, AMBAC
       Callable 08/01/08 @ 103
       5.500%, 08/01/11                    150           169
     Central, School District, Ser B,
       GO, FSA Insured
       7.000%, 08/01/07                    325           388


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Coachella Valley, Water District
       Authority, Flood Control Project,
       COP, AMBAC
       Callable 10/01/07 @ 102
       5.000%, 10/01/11                   $250        $  275
     Culver City, Redevelopment Finance
       Authority, TA, AMBAC
       5.500%, 11/01/14                     75            87
     East Bay-Delta, Housing & Finance
       Authority, Pass Thru-Lease Purchase
       Program, Ser A, RB, MBIA
       4.250%, 06/01/05                    400           421
     Evergreen School District,
       Ser C, GO, FGIC Insured
       Callable 09/01/08 @ 101
       5.250%, 09/01/13                    200           222
     Foothill, Eastern Corridor Toll Road,
       RB, MBIA
       4.600%, 01/15/09                    150           167
     Fresno, Power Finance Authority,
       RB, AMBAC
       4.400%, 08/01/09                    100           110
     Hemet, Unified School District,
       Nutrition Center Project, COP,
       FSA Insured
       Callable 04/01/07 @ 102
       5.750%, 04/01/17                    250           282
     Imperial District, Public Electric, RB
       4.250%, 11/01/06                    250           271
     Kings River, Conservation District,
       Ser F, RB
       4.400%, 01/01/09                    100           110
     Lancaster, Financing Authority,
       TA, MBIA
       5.000%, 02/01/12                    200           223
     Los Angeles County, Public Works
       Finance Authority,
       Ser A, RB, MBIA
       Callable 09/01/06 @ 102
       5.250%, 09/01/11                    180           201
     Los Angeles County, Public
       Works Finance Authority,
       Ser B, RB, MBIA
       Callable 09/01/06 @ 102
       5.250%, 09/01/14                    200           221
     Los Angeles County, Transportation
       Commission Sales Tax Authority,
       Property Second Senior Project,
       Ser A, RB, MBIA
       6.500%, 07/01/07                    200           234

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 30
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Los Angeles, Harbour Development
       Project, Ser C, RB
       Callable 11/01/06 @ 101
       5.125%, 11/01/11                   $180        $  198
     Los Angeles, Parking Authority,
       Ser A, RB, AMBAC
       4.100%, 05/01/08                    100           109
     Los Angeles, Police Emergency
       Special Tax, RB
       5.000%, 09/01/07                    300           337
     Los Angeles, Ser A, GO
       5.000%, 04/01/10                    200           226
     Los Angeles, Ser A, GO, MBIA
       3.000%, 09/01/05                    250           259
     M-S-R Public Power,
       Ser G, RB, MBIA
       Callable 07/01/07 @ 101
       5.250%, 07/01/11                    100           111
     Modesto, Irrigation District
       Financing Authority,
       Domestic Water Project,
       Ser D, RB, AMBAC
       Callable 09/01/08 @ 101
       5.000%, 09/01/12                    100           108
     Oceanside, Unified School
       District Authority,
       Election of 2000 Project,
       Ser B, GO, MBIA
       6.000%, 08/01/07                    300           348
     Orange County, Recovery
       Certificate Authority, Ser A,
       COP, MBIA
       6.000%, 07/01/06                    250           281
     Pasadena, Electric Improvements
       Authority, RB, FSA Insured
       4.500%, 06/01/07                    160           176
     Pinole, Redevelopment Agency
       Project, TA, FSA Insured
       Callable 08/01/09 @ 101
       5.250%, 08/01/14                    100           111
     Poway, Redevelopment Agency
       Project, TA, AMBAC
       Callable 12/15/11 @ 101
       5.500%, 12/15/14                    150           169
     Riverside, Electric Authority,
       RB, FSA Insured
       Callable 10/01/11 @ 101
       5.000%, 10/01/12                    250           278
     Riverside, Water Authority, RB
       Callable 10/01/08 @ 101
       5.375%, 10/01/12                    100           112


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Sacramento, City Financing
       Authority, Solid Waste &
       Redevelopment Project,
       RB, AMBAC
       Callable 12/01/09 @ 102
       5.250%, 12/01/13                   $350        $  388
     Sacramento, Municipal Utilities
       Distribution Authority,
       Ser I, RB, MBIA
       Callable 01/01/04 @ 102
       5.500%, 01/01/05                     15            15
     Sacramento, Municipal Utilities
       Distribution Authority,
       Ser I, RB, MBIA
       Pre-Refunded @ 102 (A)
       5.500%, 01/01/04                     85            88
     Saddleback, Community College
       District, 1996 Capital
       Improvement Financing
       Project, COP, MBIA
       Callable 06/01/06 @ 102
       5.500%, 06/01/15                    500           553
     San Diego County,
       North County Regional
       Center for Expansion,
       COP, AMBAC
       Callable 11/15/06 @ 102
       5.250%, 11/15/14                    100           111
     San Diego, Metropolitan
       Transportation Development
       Authority, Regional Fare
       Collection System Project,
       COP, MBIA
       2.500%, 12/01/07                    200           206
     San Francisco (City & County),
       Building Authority, Department
       of General Services & Leasing,
       Ser A, RB
       5.000%, 10/01/13                    400           433
     San Francisco (City & County),
       Public Utility Authority,
       Ser A, RB, MBIA
       Callable 11/01/06 @ 101.5
       5.000%, 11/01/17                    375           400
     San Jose, Redevelopment
       Authority, Merged Area
       Redevelopment Project,
       TA, MBIA
       6.000%, 08/01/07                    250           289


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 31
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     San Juan, Unified School
       District, COP, MBIA
       Callable 06/01/07 @ 102
       5.000%, 06/01/08                   $250        $  281
     San Mateo County, Transit
       District Authority,
       Ser A, RB, MBIA
       Callable 06/01/08 @ 101
       5.000%, 06/01/14                    400           433
     Santa Monica, Public Safety
       Facilities Project, RB
       Callable 07/01/09 @ 101
       5.250%, 07/01/14                    100           110
     Turlock, Irrigation District,
       Ser A, RB, MBIA
       4.000%, 01/01/09                    110           119
     Wiseburn, School District,
       Ser A, GO, FGIC Insured
       4.200%, 08/01/07                    125           137
     --------------------------------------------------------
     TOTAL CALIFORNIA                                 11,583
     ========================================================

     DISTRICT OF COLUMBIA [1.3%]
     District of Columbia, Ser A,
       GO, MBIA
       Pre-Refunded @ 101 (A)
       5.250%, 06/01/08                    170           195
     ========================================================

     FLORIDA [4.4%]
     Dade County, Water & Sewer
       System, RB, FGIC Insured
       Callable 10/01/07 @ 102
       5.375%, 10/01/16                    215           240
     Miami-Dade County,
       Expressway Authority,
       RB, FGIC Insured
       Pre-Refunded @ 101 (A)
       6.375%, 07/01/10                    350           428
     --------------------------------------------------------
     TOTAL FLORIDA                                       668
     ========================================================

     NEW JERSEY [2.2%]
     New Jersey State, Transportation
       Authority, COP, AMBAC
       5.000%, 09/15/06                    300           330
     ========================================================

     NEW YORK [5.0%]
     New York City, Transitional
       Finance Authority, Future
       Tax Secured Project,
       Ser B, RB, MBIA
       Callable 05/15/08 @ 101
       4.600%, 11/15/12                    400           422



DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     New York State, Dormitory
       Authority, Mount Sinai School
       of Medicine, RB, MBIA
       5.000%, 07/01/08                   $300        $  336
     --------------------------------------------------------
     TOTAL NEW YORK                                      758
     ========================================================

     NEVADA [1.3%]
     Clark County, Ser B, GO
       Callable 12/01/10 @ 101
       6.000%, 12/01/12                    175           207
     ========================================================

     WASHINGTON [1.1%]
     Klickitat County, Public Utility
       District No. 001, Ser B, RB
       Callable 12/01/11 @ 100
       5.250%, 12/01/14                    150           166
     ========================================================

     PUERTO RICO [5.6%]
     Puerto Rico, Electric Power
       Authority, Power Project,
       Ser CC, RB, MBIA
       Callable 07/01/07 @ 101.5
       5.250%, 07/01/09                    100           113
     Puerto Rico, Electric Power
       Authority, Power Project,
       Ser DD, RB, FSA Insured
       5.000%, 07/01/05                    200           214
     Puerto Rico, Electric Power
       Authority, Power Project,
       Ser X, RB
       Pre-Refunded @ 102 (A)
       6.000%, 07/01/05                    350           386
     Puerto Rico, Municipal Finance
       Agency, Ser A, RB, FSA Insured
       Callable 07/01/07 @ 101.5
       5.250%, 07/01/10                    130           147
     --------------------------------------------------------
     TOTAL PUERTO RICO                                   860
     ========================================================

         TOTAL MUNICIPAL BONDS
           (Cost $14,309)                             14,767
         ====================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 32
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONCLUDED)

DESCRIPTION                             SHARES   VALUE (000)
-------------------------------------------------------------
CASH EQUIVALENT [0.9%]
     SEI Tax Exempt Trust California
       Tax Exempt Fund, Cl A           139,893        $  140
     --------------------------------------------------------

         TOTAL CASH EQUIVALENT
           (Cost $140)                                   140
         ====================================================

         TOTAL INVESTMENTS [97.6%]
           (Cost $14,449)                             14,907
         ====================================================

OTHER ASSETS AND LIABILITIES [2.4%]
     Investment Advisory Fees Payable                     (2)
     Shareholder Servicing Fees Payable                   (3)
     Administration Fees Payable                          (1)
     Other Assets and Liabilities, Net                   377
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                    371
         ====================================================
NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01 par
         value) based on 1,372,598 outstanding
         shares of beneficial
         interest                                     13,885
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01par value)
         based on 68,941 outstanding shares of
         beneficial interest                             737
     Accumulated net realized gain on investments        198
     Net unrealized appreciation on investments          458
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $ 15,278
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($14,546,087 / 1,372,598 shares)               $10.60
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($732,309 / 68,941 shares)                     $10.62
     ========================================================

(A) PRE-REFUNDED SECURITY - THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE. AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CL -- CLASS
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FSA -- FINANCIAL SECURITY ASSISTANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ALLOCATION



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 33
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND


DESCRIPTION           SHARES/FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
COMMON STOCK [0.1%]
     PETROLEUM REFINING [0.1%]
     Southwest Royalties, Cl A (C) (D)*    784         $  12
     ========================================================

         TOTAL COMMON STOCK
           (Cost $16)                                     12
         ====================================================

CORPORATE BONDS [96.2%]
     AEROSPACE & DEFENSE [1.2%]
     Esterline Technologies (A)
       7.750%, 06/15/13                   $100           106
     Sequa, Ser B
       8.875%, 04/01/08                    150           160
     TD Funding (A)
       8.375%, 07/15/11                    100           108
     --------------------------------------------------------
     TOTAL AEROSPACE & DEFENSE                           374
     ========================================================

     AIRLINES [0.4%]
     American Airlines, Ser 2001-2
       7.800%, 04/01/08                    150           111
     ========================================================

     APPAREL/TEXTILES [0.6%]
     Levi Strauss
       7.000%, 11/01/06                    100            78
     Warnaco (A)
       8.875%, 06/15/13                    100           107
     --------------------------------------------------------
     TOTAL APPAREL/TEXTILES                              185
     ========================================================

     AUTO RENT & LEASE [0.3%]
     Rent-Way (A)
       11.875%, 06/15/10                   100           104
     ========================================================

     AUTOPARTS [1.9%]
     American Axle & Manufacturing
       9.750%, 03/01/09                    100           108
     CSK Auto
       12.000%, 06/15/06                   100           112
     Collins & Aikman Products
       10.750%, 12/31/11                   100            86
     Tenneco Automotive (A)
       10.250%, 07/15/13                   100           108
     TRW Automotive (A)
       11.000%, 02/15/13                   150           175
     --------------------------------------------------------
     TOTAL AUTOPARTS                                     589
     ========================================================


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     BROADCASTING, NEWSPAPERS & ADVERTISING [6.5%]
     Adelphia Communications,
       Ser B (E)
       10.500%, 07/15/04                  $100         $  69
     Advanstar Communications (A)
       10.750%, 08/15/10                   100           103
     CSC Holdings
       9.875%, 02/15/13                     50            52
       7.875%, 12/15/07                    200           205
       7.625%, 07/15/18                    100            96
     Century Communications,
       Ser B (E)
       11.170%, 01/15/08                   100            42
     Charter Communication
       Holdings
       10.000%, 05/15/11                   100            76
     Entravision Communications
       8.125%, 03/15/09                    100           105
     Frontier Vision Holdings (E)
       11.875%, 09/15/07                   100            89
     Gray Television
       9.250%, 12/15/11                    100           110
     Insight Communications (B)
       4.292%, 02/15/11                    200           147
     Interep National Radio Sales,
       Ser B
       10.000%, 07/01/08                   100            91
     Mediacom Capital
       7.875%, 02/15/11                    200           182
     Nexstar Finance Holdings (B)
       9.523%, 04/01/13                    200           140
     Olympus Communications,
       Ser B (E)
       10.625%, 11/15/06                   100           100
     Paxson Communications (B)
       11.386%, 01/15/09                   100            79
     Salem Communication
       Holdings, Ser B
       9.000%, 07/01/11                    100           108
     Vivendi Universal (A)
       9.250%, 04/15/10                    150           172
     --------------------------------------------------------
     TOTAL BROADCASTING, NEWSPAPERS
       & ADVERTISING                                   1,966
     ========================================================

     BUILDING & CONSTRUCTION [2.5%]
     Beazer Homes USA
       8.375%, 04/15/12                    100           108
     Brand Services
       12.000%, 10/15/12                   150           166
     Dayton Superior
       13.000%, 06/15/09                   150           133



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 34
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     International Utility Structures (E)
       10.750%, 02/01/08                  $100         $  22
     Nortek, Ser B
       9.875%, 06/15/11                    100           106
     Texas Industries (A)
       10.250%, 06/15/11                   100           109
     William Lyon Homes
       10.750%, 04/01/13                   100           109
     --------------------------------------------------------
     TOTAL BUILDING & CONSTRUCTION                       753
     ========================================================

     BUSINESS SERVICES [0.9%]
     Corrections (A)
       7.500%, 05/01/11                    100           103
     Wackenhut Corrections (A)
       8.250%, 07/15/13                    150           156
     --------------------------------------------------------
     TOTAL BUSINESS SERVICES                             259
     ========================================================

     CHEMICALS [4.7%]
     Acetex
       10.875%, 08/01/09                   150           166
     Equistar Chemical (A)
       10.625%, 05/01/11                   150           148
     FMC
       10.250%, 11/01/09                   100           114
     Huntsman ICI Chemicals
       10.125%, 07/01/09                   100            95
     IMC Global (A)
       10.875%, 08/01/13                   100           103
     IMC Global, Ser B
       11.250%, 06/01/11                   100           104
     Lyondell Chemical
       11.125%, 07/15/12                   100            98
       10.500%, 06/01/13                   100            96
     Rockwood Specialties Group (A)
       10.625%, 05/15/11                   100           107
     Scotts
       8.625%, 01/15/09                    100           106
     Terra Capital
       11.500%, 06/01/10                   100            92
     United Industries, Ser D
       9.875%, 04/01/09                    200           206
     --------------------------------------------------------
     TOTAL CHEMICALS                                   1,435
     ========================================================

     COMMERCIAL SERVICES [1.2%]
     Brickman Group, Ser B
       11.750%, 12/15/09                   100           113
     Iron Mountain
       8.625%, 04/01/13                    100           106


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Salton
       12.250%, 04/15/08                  $150        $  147
     --------------------------------------------------------
     TOTAL COMMERCIAL SERVICES                           366
     ========================================================

     COMPUTER SYSTEM DESIGN & SERVICES [0.7%]
     Diva Systems, Ser B (E)
       12.625%, 03/01/08                   200            16
     Unisys
       7.875%, 04/01/08                    100           104
     Xerox
       7.625%, 06/15/13                    100            99
     --------------------------------------------------------
     TOTAL COMPUTER SYSTEM DESIGN & SERVICES             219
     ========================================================

     CONSUMER PRODUCTS & SERVICES [3.0%]
     Armkel Finance
       9.500%, 08/15/09                    100           110
     Johnsondiversey Holdings (A) (B)
       10.504%, 05/15/13                   100            69
     Johnsondiversey, Ser B
       9.625%, 05/15/12                    150           163
     Jostens
       12.750%, 05/01/10                   100           116
     NBTY, Ser B
       8.625%, 09/15/07                    100           103
     Playtex Products
       9.375%, 06/01/11                    200           192
     Revlon Consumer Products
       12.000%, 12/01/05                   150           150
     --------------------------------------------------------
     TOTAL CONSUMER PRODUCTS & SERVICES                  903
     ========================================================

     CONTAINERS & PACKAGING [2.2%]
     Berry Plastics
       10.750%, 07/15/12                   100           111
     Four M, Ser B
       12.000%, 06/01/06                   100           101
     Owens-Illinois
       8.100%, 05/15/07                    100           103
     Plastipak Holdings
       10.750%, 09/01/11                   100           109
     Pliant
       13.000%, 06/01/10                   100            93
     U.S. Can (A)
       10.875%, 07/15/10                   150           152
     --------------------------------------------------------
     TOTAL CONTAINERS & PACKAGING                        669
     ========================================================

     DAY CARE [0.2%]
     La Petite Acadamy, Ser B
       10.000%, 05/15/08                   100            60
     ========================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 35
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     DIVERSIFIED OPERATIONS [3.6%]
     Concentra Operating (A)
       9.500%, 08/15/10                   $100       $   104
     Grey Wolf
       8.875%, 07/01/07                     34            35
     Jacuzzi Brands (A)
       9.625%, 07/01/10                    150           156
     Jordan Industries, Ser B
       10.375%, 08/01/07                   100            50
     Kansas City Southern
       9.500%, 10/01/08                    100           110
     National Waterworks, Ser B
       10.500%, 12/01/12                   100           109
     Reddy Ice Group (A)
       8.875%, 08/01/11                    100           105
     Tekni-Plex, Ser B
       12.750%, 06/15/10                   100            98
     Tyco International Group
       6.125%, 11/01/08                    200           209
     Werner Holdings, Ser A
       10.000%, 11/15/07                   100           101
     --------------------------------------------------------
     TOTAL DIVERSIFIED OPERATIONS                      1,077
     ========================================================

     ELECTRICAL PRODUCTS [5.2%]
     AES
       9.375%, 09/15/10                     19            19
     AES (A)
       9.000%, 05/15/15                    100           106
     CMS Energy
       7.500%, 01/15/09                    100            99
     Calpine
       8.500%, 02/15/11                    100            71
     Calpine (A)
       8.500%, 07/15/10                    150           138
     Cogentrix Energy, Ser B
       8.750%, 10/15/08                    150           124
     Edison Mission Energy
       7.730%, 06/15/09                    150           122
     L-3 Communications
       6.125%, 07/15/13                    100            99
     Mirant Americas (E)
       7.625%, 05/01/06                    150           119
     Motors & Gears, Ser D
       10.750%, 11/15/06                   150           114
     PSEG Energy Holdings
       7.750%, 04/16/07                    100           100
     Reliant Resources (A)
       9.500%, 07/15/13                    100            90
     Sanmina-SCI
       10.375%, 01/15/10                   100           117
     Sierra Pacific Resources
       8.750%, 05/15/05                    150           140


DESCRIPTION                  FACE AMOUNT (000)  VALUE (000)
-------------------------------------------------------------
     TNP Enterprises, Ser B
       10.250%, 04/01/10                  $100        $  103
     --------------------------------------------------------
     TOTAL ELECTRICAL PRODUCTS                         1,561
     ========================================================

     ENTERTAINMENT [15.3%]
     AMC Entertainment
       9.875%, 02/01/12                    100           109
       9.500%, 02/01/11                    100           105
     Ameristar Casinos
       10.750%, 02/15/09                   100           114
     Argosy Gaming
       10.750%, 06/01/09                   150           164
     Aztar
       9.000%, 08/15/11                    100           108
       8.875%, 05/15/07                    100           105
     Bluegreen, Ser B
       10.500%, 04/01/08                   150           155
     Boca Resorts
       9.875%, 04/15/09                    150           160
     Cinemark USA
       9.000%, 02/01/13                    100           107
     Coast Hotels & Casinos
       9.500%, 04/01/09                    100           107
     HMH Properties, Ser B
       7.875%, 08/01/08                    150           154
     Hard Rock Hotel (A)
       8.875%, 06/01/13                    200           211
     Hockey
       11.250%, 04/15/09                   100           113
     Horseshoe Gaming Holdings,
       Ser B
       8.625%, 05/15/09                    100           107
     Imax
       7.875%, 12/01/05                    150           149
     Intrawest
       10.500%, 02/01/10                   100           110
     Isle of Capri Casinos
       8.750%, 04/15/09                    100           106
     John Q Hammons Hotels, Ser B
       8.875%, 05/15/12                    100           108
     Kerzner International
       8.875%, 08/15/11                    150           163
     Majestic Star Casino (A)
       9.500%, 10/15/10                    200           205
     Majestic Star Casino, Ser B
       10.875%, 07/01/06                   100           105
     Mandalay Resort Group
       6.450%, 02/01/06                     60            62
     Mandalay Resort Group, Ser B
       10.250%, 08/01/07                   100           115
     MGM Mirage
       9.750%, 06/01/07                    150           170


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 36
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Mohegan Tribal Gaming
       8.375%, 07/01/11                   $100        $  109
     MTR Gaming Group, Ser B
       9.750%, 04/01/10                    200           208
     Muzak
       9.875%, 03/15/09                    100            95
     Old Evangeline Downs
       13.000%, 03/01/10                   150           153
     Park Place Entertainment
       9.375%, 02/15/07                    150           166
     Peninsula Gaming, Ser B
       12.250%, 07/01/06                   100           104
     Penn National Gaming
       8.875%, 03/15/10                    100           108
     Scientific Games, Ser B
       12.500%, 08/15/10                   100           117
     Six Flags (A)
       9.750%, 04/15/13                    150           141
     Speedway Motorsports (A)
       6.750%, 06/01/13                    100           101
     Waterford Gaming (A)
       8.625%, 09/15/12                    148           155
     Windsor Woodmount Black
       Hawk, Ser B (E)
       13.000%, 03/15/05                   100            65
     --------------------------------------------------------
     TOTAL ENTERTAINMENT                               4,634
     ========================================================

     FINANCIAL SERVICES [2.2%]
     Caithness Coso Fund, Ser B
       9.050%, 12/15/09                     89            96
     Chukchansi Economic
       Development Authority (A)
       14.500%, 06/15/09                   100           123
     ESI Tractebel Acquisitions, Ser B
       7.990%, 12/30/11                     71            71
     Gemstone Investor (A)
       7.710%, 10/31/04                    100            99
     Labranche
       9.500%, 08/15/04                    100           105
     Majestic Investor
       11.653%, 11/30/07                   150           163
     --------------------------------------------------------
     TOTAL FINANCIAL SERVICES                            657
     ========================================================

     FOOD & BEVERAGE [5.5%]
     Aurora Foods, Ser B (E)
       9.875%, 02/15/07                    100            57
     Del Monte
       9.250%, 05/15/11                    150           165
     Del Monte (A)
       8.625%, 12/15/12                     50            55


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Dimon, Ser B
       9.625%, 10/15/11                   $100       $   111
     Dole Foods
       8.875%, 03/15/11                    100           106
     Great Atlantic & Pacific Tea
       9.125%, 12/15/11                    100            94
     Herbalife International
       11.750%, 07/15/10                   100           113
     Land O' Lakes
       8.750%, 11/15/11                    100            84
     Le-Natures (A)
       9.000%, 06/15/13                    150           157
     Merisant (A)
       9.500%, 07/15/13                    100           107
     National Wine & Spirits
       10.125%, 01/15/09                   100            87
     Pantry
       10.250%, 10/15/07                   100           103
     Pilgrim's Pride
       9.625%, 09/15/11                    100           108
     Premier International Foods PLC
       12.000%, 09/01/09                   100           110
     Swift (A)
       12.500%, 01/01/10                   200           221
     --------------------------------------------------------
     TOTAL FOOD & BEVERAGE                             1,678
     ========================================================

     FORESTRY [0.3%]
     Tembec Industries
       7.750%, 03/15/12                    100            94
     ========================================================

     HOUSEHOLD FURNITURE & FIXTURES [0.3%]
     Sealy Mattress, Ser B
       9.875%, 12/15/07                    100           100
     ========================================================

     MACHINERY [4.3%]
     AK Steel
       7.875%, 02/15/09                    150           107
     Briggs & Stratton
       8.875%, 03/15/11                    150           168
     Building Materials, Ser B
       8.000%, 10/15/07                     50            49
       7.750%, 07/15/05                    200           203
     Case New Holland (A)
       9.250%, 08/01/11                    100           107
     Cummins (A)
       9.500%, 12/01/10                    100           114
     Grant Prideco Escrow
       9.000%, 12/15/09                    136           147
     Intermet
       9.750%, 06/15/09                    100            98

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 37
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Mail-Well I
       9.625%, 03/15/12                   $100        $  108
     Resolution Performance Products
       13.500%, 11/15/10                   100            90
     Trimas
       9.875%, 06/15/12                    100           102
     --------------------------------------------------------
     TOTAL MACHINERY                                   1,293
     ========================================================

     MEDICAL [4.7%]
     Alpharma (A)
       8.625%, 05/01/11                    100           100
     Ardent Health Services (A)
       10.000%, 08/15/13                   100           105
     Beverly Enterprises
       9.625%, 04/15/09                    200           212
     Bio-Rad Laboratories (A)
       7.500%, 08/15/13                    100           105
     Biovail
       7.875%, 04/01/10                    100           104
     Extendicare Health Services
       9.350%, 12/15/07                    100           103
     HCA
       6.910%, 06/15/05                    150           158
     Magellan Health Services (E)
       9.000%, 02/15/08                    150            83
     Pacificare Health Systems
       10.750%, 06/01/09                   100           115
     Triad Hospital Holdings, Ser B
       11.000%, 05/15/09                   100           110
     Triad Hospitals, Ser B
       8.750%, 05/01/09                    100           109
     Vanguard Health Systems
       9.750%, 08/01/11                    100           107
     --------------------------------------------------------
     TOTAL MEDICAL                                     1,411
     ========================================================

     OFFICE FURNITURE & FIXTURES [0.2%]
     Xerox
       7.125%, 06/15/10                     50            50
     ========================================================

     PAPER & PAPER PRODUCTS [2.0%]
     Appleton Papers, Ser B
       12.500%, 12/15/08                   100           109
     Bowater (A)
       6.500%, 06/15/13                    200           187
     Buckeye Technologies
       8.500%, 12/15/05                    100           101
     Georgia-Pacific
       7.700%, 06/15/15                    100            98


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     JSG Funding
       9.625%, 10/01/12                   $100         $ 110
     --------------------------------------------------------
     TOTAL PAPER & PAPER PRODUCTS                        605
     ========================================================

     PETROLEUM & FUEL PRODUCTS [6.8%]
     Chesapeake Energy
       8.125%, 04/01/11                    100           108
     Dynegy Holdings (A)
       10.125%, 07/15/13                   150           158
     El Paso
       7.000%, 05/15/11                    200           165
     El Paso Natural Gas (A)
       7.625%, 08/01/10                    150           145
     El Paso Production Holding (A)
       7.750%, 06/01/13                    150           143
     Forest Oil
       8.000%, 06/15/08                    150           159
     Frontier Escrow (A)
       8.000%, 04/15/13                    150           152
     GulfTerra Energy, Ser B
       8.500%, 06/01/10                    200           216
     Plains Exploration & Production,
       Ser B
       8.750%, 07/01/12                    150           161
     Pride International
       9.375%, 05/01/07                     54            55
     Southwest Royalties
       11.500%, 06/30/04                    52            52
     Swift Energy
       9.375%, 05/01/12                    100           108
     Vintage Petroleum
       7.875%, 05/15/11                    100           104
     Williams Companies
       9.250%, 03/15/04                    100           102
       6.500%, 08/01/06                    100           100
     Wiser Oil
       9.500%, 05/15/07                    150           142
     --------------------------------------------------------
     TOTAL PETROLEUM & FUEL PRODUCTS                   2,070
     ========================================================

     PRINTING & PUBLISHING [3.7%]
     American Color Graphics (A)
       10.000%, 06/15/10                   100           106
     Canwest Media
       10.625%, 05/15/11                   100           113
     Day International Group, Ser B
       11.125%, 06/01/05                   150           152
     Dex Media East
       9.875%, 11/15/09                    100           113
     Dex Media West (A)
       8.500%, 08/15/10                    100           109


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 38
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------

     Garden State Newspapers
       8.625%, 07/01/11                   $100        $  105
     Haights Cross Operating (A)
       11.750%, 08/15/11                   100           102
     Hollinger (A)
       11.875%, 03/01/11                   100           111
     Moore North America
       Finance (A)
       7.875%, 01/15/11                    100           106
     Primedia (A)
       8.000%, 05/15/13                    100           101
     --------------------------------------------------------
     TOTAL PRINTING & PUBLISHING                       1,118
     ========================================================
     RETAIL [4.4%]
     Amerigas Partner
       8.875%, 05/20/11                    100           107
     Asbury Automotive Group
       9.000%, 06/15/12                    100           100
     Autonation
       9.000%, 08/01/08                    100           112
     CKE Restaurants
       9.125%, 05/01/09                    100           100
     Cole National Group
       8.875%, 05/15/12                    100            98
     Dominos (A)
       8.250%, 07/01/11                    100           106
     Friendly Ice Cream
       10.500%, 12/01/07                    75            77
     Group 1 Automotive (A)
       8.250%, 08/15/13                    100           108
     JC Penney, Ser A, MTN
       7.050%, 05/23/05                    100           104
     Pep Boys
       7.000%, 06/01/05                    150           152
     Rite Aid (A)
       8.125%, 05/01/10                    100           107
     United Auto Group
       9.625%, 03/15/12                    150           164
     --------------------------------------------------------
     TOTAL RETAIL                                      1,335
     ========================================================

     RUBBER & PLASTIC [0.9%]
     Applied Extrusion Technologies, Ser B
       10.750%, 07/01/11                   100            79
     Norampac (A)
       6.750%, 06/01/13                    100           102
     Radnor Holdings (A)
       11.000%, 03/15/10                   100            84
     --------------------------------------------------------
     TOTAL RUBBER & PLASTIC                              265
     ========================================================


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     SEMI-CONDUCTORS/INSTRUMENTS [0.5%]
     Fisher Scientific (A)
       8.000%, 09/01/13                   $150        $  159
     ========================================================

     STEEL & STEEL WORKS [0.3%]
     Gerdau Ameristeel (A)
       10.375%, 07/15/11                   100           101
     ========================================================

     TELEPHONES & TELECOMMUNICATIONS [7.1%]
     Alamosa Holdings (B)
       3.763%, 02/15/10                    150           118
     Centennial Cellular Operating (A)
       10.125%, 06/15/13                   100           103
     GCI
       9.750%, 08/01/07                    150           152
     Insight Midwest
       9.750%, 10/01/09                    150           151
     Level 3 Communications (B)
       3.401%, 12/01/08                    150           126
     Lucent Technologies
       7.250%, 07/15/06                    150           144
     Nextel Communications
       7.375%, 08/01/15                    250           252
     Nextel Partners (A)
       8.125%, 07/01/11                    150           146
     Primus Telecommunications
       Group
       11.250%, 01/15/09                   100           104
     Qwest
       5.625%, 11/15/08                    100            98
     RCN
       10.125%, 01/15/10                   100            46
     Rogers Wireless
       9.625%, 05/01/11                    100           115
     Rural Cellular
       9.750%, 01/15/10                    100            91
     Telecorp PCS
       10.625%, 07/15/10                    65            77
     Time Warner Telecommunications
       10.125%, 02/01/11                   100           100
     Triton PCS
       8.500%, 06/01/13                    150           161
     Western Wireless (A)
       9.250%, 07/15/13                    150           153
     --------------------------------------------------------
     TOTAL TELEPHONES & TELECOMMUNICATIONS             2,137
     ========================================================

     WASTE DISPOSAL [0.7%]
     Allied Waste North America, Ser B
       10.000%, 08/01/09                   100           108
     IESI
       10.250%, 06/15/12                   100           109
     --------------------------------------------------------
     TOTAL WASTE DISPOSAL                                217
     ========================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 39
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONCLUDED)

DESCRIPTION           FACE AMOUNT (000)/SHARES   VALUE (000)
-------------------------------------------------------------
     WHOLESALE [1.9%]
     Alaris Medical
       7.250%, 07/01/11                   $100      $    100
     B&G Foods, Ser D
       9.625%, 08/01/07                    100           102
     Collins & Aikman Floor Cover,
       Ser B
       9.750%, 02/15/10                    100           106
     National Beef Packing (A)
       10.500%, 08/01/11                   150           163
     Nebraska Book
       8.750%, 02/15/08                    100           104
     --------------------------------------------------------
     TOTAL WHOLESALE                                     575
     ========================================================

         TOTAL CORPORATE BONDS
           (Cost $28,310)                             29,130
         ====================================================

CONVERTIBLE BOND [0.3%]
     Key Energy Services,
       Convertible to 25.9740 Shares
       5.000%, 09/15/04                    100            99
     --------------------------------------------------------
         TOTAL CONVERTIBLE BOND
           (Cost $95)                                     99
         ====================================================

CASH EQUIVALENT [1.6%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I    493,254           493
     --------------------------------------------------------
         TOTAL CASH EQUIVALENT
           (Cost $493)                                   493
         ====================================================

WARRANTS [0.0%]
     Dayton Superior,
       Expires 06/15/09 (A)                100            --
     Diva Systems,
       Expires 03/01/08 (A)                600            --
     Pliant,
       Expires 06/01/10 (A)                100            --
     --------------------------------------------------------
         TOTAL WARRANTS
           (Cost $0)                                      --
         ====================================================

         TOTAL INVESTMENTS [98.2%]
           (Cost $28,914)                             29,734
         ====================================================


                                                 VALUE (000)
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES [1.8%]
     Investment Advisory Fees Payable                  $ (15)
     Shareholder Servicing Fees Payable                  (10)
     Administration Fees Payable                          (2)
     Other Assets and Liabilities, Net                   558
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                    531
         ====================================================

NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 1,495,654
         outstanding shares of beneficial
         interest                                     14,328
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par value)
         based on 1,886,032 outstanding shares of
         beneficial interest                          16,793
     Distribution in excess of net investment income     (14)
     Accumulated net realized loss on investments     (1,662)
     Net unrealized appreciation on investments          820
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $ 30,265
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class
       ($13,387,092 / 1,495,654 shares)                $8.95
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A
       ($16,877,469 / 1,886,032 shares)                $8.95
     ========================================================

* NON-INCOME PRODUCING SECURITY
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(B) STEP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.
(C) SECURITY IS VALUED AT FAIR VALUE AS DETERMINED IN GOOD FAITH BY THE BOARD OF TRUSTEES OF THE TRUST.
(D) SECURITY CONSIDERED ILLIQUID
(E) DEFAULTED SECURITY. IN DEFAULT ON INTEREST PAYMENTS
CL -- CLASS
MTN -- MEDIUM TERM NOTE
PLC -- PUBLIC LIMITED COMPANY
SER -- SERIES


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 40
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS [50.0%]
     FHLB
       1.420%, 04/21/04                $ 5,000       $ 5,000
     FHLB (A)
       0.981%, 10/02/03                 15,000        15,000
       1.001%, 10/15/03                 30,000        29,988
       1.125%, 05/07/04                 30,000        29,797
     FHLB, Ser 7R04
       5.605%, 04/08/04                  5,310         5,431
     FHLMC
       1.185%, 08/06/04                 30,000        30,000
       1.400%, 09/13/04                 50,000        50,000
     FHLMC (A)
       1.003%, 10/09/03                 15,098        15,095
       1.042%, 10/30/03                 25,390        25,369
       0.904%, 11/21/03                 20,000        19,974
     FNMA (A)
       1.001%, 10/06/03                 25,000        24,997
       1.000%, 10/07/03                 40,000        39,993
     TIGER (A)
       1.482%, 11/15/03                 15,000        14,973
     --------------------------------------------------------

         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (Cost $305,617)                           305,617
         ====================================================

COMMERCIAL PAPER [5.8%]
     BANKS [5.8%]
     Barton Capital (A)
       1.062%, 11/06/03                 18,000        17,981
     Societe Generale (A)
       1.051%, 11/04/03                 18,000        17,982
     --------------------------------------------------------
         TOTAL BANKS                                  35,963
         ====================================================

         TOTAL COMMERCIAL PAPER
           (Cost $35,963)                             35,963
         ====================================================

CORPORATE OBLIGATIONS [2.1%]
     BANKS [0.2%]
     Bank One
       7.250%, 08/15/04                  1,170         1,229
     ========================================================

     FINANCIAL SERVICES [0.2%]
     CoreStates Capital
       5.875%, 10/15/03                  1,525         1,527
     ========================================================



DESCRIPTION           FACE AMOUNT (000)/SHARES   VALUE (000)
-------------------------------------------------------------
     FOOD, BEVERAGE & TOBACCO [1.7%]
     Pepsi Bottling Holdings (B)
       5.375%, 02/17/04                $10,000       $10,158
     ========================================================

         TOTAL CORPORATE OBLIGATIONS
           (Cost $12,914)                             12,914
         ====================================================

CASH EQUIVALENT [0.2%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I    956,592           957
     --------------------------------------------------------

         TOTAL CASH EQUIVALENT
           (Cost $957)                                   957
         ====================================================

REPURCHASE AGREEMENTS [41.9%]
     Bank of America
       1.120%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $50,001,556
       (collateralized by U.S. Government
       Obligations, par value $63,689,632,
       5.500%, 12/01/32; with total
       market value $51,000,000)(C)    $50,000        50,000
     Bank One Capital Markets
       1.100%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $55,001,681
       (collateralized by U.S. Government
       Obligations, par value $73,605,000,
       5.500%, 03/01/18; with total
       market value $56,100,081)(C)     55,000        55,000
     Credit Suisse First Boston
       1.120%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $75,002,333
       (collateralized by various U.S.
       Government Obligations, ranging
       in par value $2,172-$7,151,992,
       4.000%-10.000%, 04/01/13-
       10/01/33; with total market
       value $76,503,924)(C)            75,000        75,000
     Goldman Sachs Group
       1.080%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $25,000,750
       (collateralized by U.S. Government
       Obligations, par value $26,428,294,
       4.500%, 09/01/33; with total
       market value $25,500,000)(C)     25,000        25,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 41
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND (CONCLUDED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Lehman Brothers
       1.100%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $50,601,546
       (collateralized by various U.S.
       Government Obligations,
       ranging in par value
       $13,911,718-$47,966,553,
       5.000%-7.000%, 04/01/18-
       06/01/33; with total market
       value $51,610,080)(C)           $50,600       $50,600
     --------------------------------------------------------

         TOTAL REPURCHASE AGREEMENTS
           (Cost $255,600)                           255,600
         ====================================================

         TOTAL INVESTMENTS [100.0%]
           (Cost $611,051)                           611,051
         ====================================================

OTHER ASSETS AND LIABILITIES [0.0%]
     Investment Advisory Fees Payable                   (130)
     Shareholder Servicing Fees Payable                 (212)
     Administration Fees Payable                         (46)
     Other Assets and Liabilities, Net                   239
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                   (149)
         ====================================================


                                                 VALUE (000)
-------------------------------------------------------------
NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 287,219,463
         outstanding shares of beneficial interest $287,160 Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par
         value) based on 205,459,125 outstanding
         shares of beneficial interest               205,435
     Paid-in-Capital -- Class S
         (unlimited authorization -- $0.01 par
         value) based on 118,712,242 outstanding
         shares of beneficial interest               118,703
     Undistributed net investment income                  11
     Accumulated net realized loss on investments       (407)
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                     $610,902
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class         $1.00
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A                     $1.00
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class S                     $1.00
     ========================================================


(A) THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
(B) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(C) TRI-PARTY REPURCHASE AGREEMENT
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SER -- SERIES
TIGER -- TREASURY INVESTORS GROWTH RECEIPT
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                           CNI CHARTER FUNDS | PAGE 42
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS [55.1%]
     FHLB
       6.375%, 11/14/03                $25,000   $    25,152
       1.550%, 12/01/03                  7,000         6,999
       5.375%, 01/05/04                 15,300        15,458
       3.750%, 02/13/04                 47,000        47,405
     FHLB (A)
       0.981%, 10/02/03                 35,000        34,999
       1.001%, 10/03/03                 17,000        16,999
       1.001%, 10/15/03                 70,000        69,973
       1.112%, 05/07/04                 10,000         9,933
     FHLMC
       3.750%, 04/15/04                  8,743         8,857
       1.185%, 08/06/04                 70,000        70,000
       1.400%, 09/13/04                 74,400        74,400
     FHLMC (A)
       1.021%, 10/07/03                 50,000        49,991
       1.011%, 10/09/03                 22,043        22,038
       1.105%, 10/22/03                 50,000        49,968
       1.105%, 10/24/03                 50,000        49,965
       1.106%, 11/25/03                 25,000        24,958
       1.345%, 01/29/04                 47,509        47,299
       2.478%, 02/26/04                 20,000        19,899
       1.255%, 03/25/04                 20,000        19,879
     FNMA
       4.750%, 11/14/03                 14,500        14,554
       5.125%, 02/13/04                  5,920         6,001
       1.350%, 10/22/04                 50,400        50,400
     FNMA (A)
       2.013%, 10/01/03                 94,670        94,670
       2.021%, 10/06/03                100,000        99,986
       1.000%, 10/07/03                110,000       109,982
       1.011%, 10/08/03                 32,491        32,485
       1.125%, 10/29/03                 50,000        49,956
       1.347%, 12/12/03                 70,000        69,814
       1.264%, 02/06/04                 20,000        19,911
       2.482%, 03/05/04                 35,000        34,814
       1.286%, 04/02/04                 25,000        24,838
     --------------------------------------------------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (Cost $1,271,583)                       1,271,583
         ====================================================

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENTS [44.9%]
     Bank of America
       1.120%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $225,007,000
       (collateralized by various
       U.S. Government Obligations,
       ranging in par value $19,779,765-
       $76,922,639, 5.000%-7.500%,
       04/01/16-09/01/33; with
       total market value
       $229,500,000)(B)               $225,000      $225,000
     Bank One Capital Markets
       1.100%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $225,006,875
       (collateralized by various
       U.S. Government Obligations,
       ranging in par value $5,000-
       $49,000,000, 1.061% (A)
       -6.500%, 01/22/04-09/01/33;
       with total market value
       $229,500,793)(B)                225,000       225,000
     Credit Suisse First Boston
       1.120%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $25,000,778
       (collateralized by various
       U.S. Government Obligations,
       ranging in par value $1,217-
       $43,135,000, 3.500%-7.500%,
       04/01/13-09/01/33; with total
       market value
       $25,500,629)(B)                  25,000        25,000
     Goldman Sachs Group
       1.080%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $145,004,350
       (collateralized by various
       U.S. Government Obligations,
       ranging in par value $7,061,601-
       $81,182,022, 5.500%-6.000%,
       11/01/32-10/01/33; with total
       market value
       $147,900,000)(B)                145,000       145,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 43
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND (CONCLUDED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     JP Morgan Chase
       1.100%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $75,002,292
       (collateralized by various
       U.S. Government Obligations,
       ranging in par value $6,977,423-
       $20,315,000, 3.000%-5.500%,
       04/20/32-08/15/37; with
       total market value
       $76,503,167)(B)               $  75,000  $     75,000
     Lehman Brothers
       1.100%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $243,007,425
       (collateralized by various
       U.S. Government Obligations,
       ranging in par value $17,730,000-
       $50,000,000, 4.000%-7.500%,
       09/01/18-06/01/33; with
       total market value
       $247,843,275)(B)                243,000       243,000
     UBS Paine Webber
       1.100%, dated 09/30/03,
       repurchased on 10/01/03,
       repurchase price $100,003,056
       (collateralized by various
       U.S. Government Obligations,
        ranging in par value $1,285,000-
       $72,119,280, 5.500%-8.000%,
       06/01/32-09/01/33; with
       total market value
       $102,001,083)(B)                100,000       100,000
     --------------------------------------------------------

         TOTAL REPURCHASE AGREEMENTS
           (Cost $1,038,000)                       1,038,000
         ====================================================

         TOTAL INVESTMENTS [100.0%]
           (Cost $2,309,583)                       2,309,583
         ====================================================

OTHER ASSETS AND LIABILITIES [0.0%]
     Investment Advisory Fees Payable                   (506)
     Shareholder Servicing Fees Payable                 (942)
     Administration Fees Payable                        (176)
     Other Assets and Liabilities, Net                 1,281
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                   (343)
         ====================================================


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
NET ASSETS:
     Paid-in-Capital -- Institutional Class
         (unlimited authorization -- $0.01
         par value) based on 56,842,845 outstanding
         shares of beneficial interest            $   56,843
     Paid-in-Capital -- Class A
         (unlimited authorization -- $0.01 par
         value) based on 2,060,861,777
         outstanding shares of beneficial interest 2,060,862 Paid-in-Capital -- Class S
         (unlimited authorization -- $0.01 par
         value) based on 191,539,042 outstanding
         shares of beneficial interest               191,539
     Accumulated net realized loss on investments         (4)
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                    $2,309,240
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class          $1.00
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A                      $1.00
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class S                      $1.00
     ========================================================

(A) THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
(B) TRI-PARTY REPURCHASE AGREEMENT
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 44
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
MUNICIPAL BONDS [104.1%]
     CALIFORNIA [99.7%]
     ABAG, Finance Authority for
       Non-Profit Corporations,
       Hamlin School Project,
       Ser A, GO (A) (B) (C)
       1.100%, 08/01/32                $ 1,500       $ 1,500
     ABAG, Finance Authority for
       Non-Profit Corporations,
       Jackson Labs, RB (A) (B) (C)
       1.080%, 07/01/32                  4,900         4,900
     ABAG, Finance Authority for
       Non-Profit Corporations,
       Public Policy Institute,
       Ser A, RB (A) (B) (C)
       1.100%, 11/01/31                  3,045         3,045
     ABAG, Finance Authority for
       Non-Profit Corporations,
       School of the Sacred
       Heart, Ser B, RB (A) (B) (C)
       1.200%, 06/01/30                  8,700         8,700
     ABAG, Finance Authority for
       Non-Profit Corporations,
       Ser C, COP (A) (B) (C)
       1.200%, 10/01/27                    700           700
     Alameda-Contra Costa,
       School Finance Authority,
       Capital Improvement
       Financing Project,
       Ser F, COP (A) (B) (C)
       1.130%, 08/01/23                  1,100         1,100
     Alvord, Unified School District,
       GO, MBIA (A) (B)
       1.110%, 08/01/19                  9,165         9,165
     Anaheim, Multi-Family Housing
       Authority, Heritage Village
       Apartments Project,
       Ser A, RB (A) (B) (D)
       1.080%, 07/15/33                  4,505         4,505
     California State, Community
       Development Authority,
       Covenant Retirement
       Communities Project,
       COP (A) (B) (C)
       1.050%, 12/01/22                  7,605         7,605
     California State, Community
       Development Authority,
       Fremont-Rideout Project,
       Ser A, RB, AMBAC (A) (B)
       1.150%, 01/01/31                  5,500         5,500


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     California State, Community
       Development Authority,
       Motion Picture & Television
       Project, Ser A, RB (A) (B) (C)
       1.070%, 03/01/31                $ 7,500       $ 7,500
     California State, Department
       of Water Resources,
       Ser 764, RB,
       FSA Insured (A) (B)
       1.080%, 05/01/12                 14,000        14,000
     California State, Department
       of Water Resources,
       Ser B-1, RB (A) (B) (C)
       1.200%, 05/01/22                 13,700        13,700
     California State, Economic
       Development Financing
       Authority, KQED Project,
        RB (A) (B) (C)
       1.050%, 04/01/20                  1,600         1,600
     California State, Economic
       Development Financing
       Authority, Volk Enterprises
       Project, RB (A) (B) (C)
       1.100%, 06/01/21                    900           900
     California State, Educational
       Facilities Authority,
       Chapman University Project,
       RB (A) (B) (C)
       1.200%, 12/01/30                  1,000         1,000
     California State, Educational
       Facilities Authority,
       Life Chiropractic College
       Project, RB (A) (B) (C)
       1.040%, 01/01/25                  6,500         6,500
     California State, Educational
       Facilities Authority,
       Point Loma Nazarene
       University Project, RB
       (A) (B) (C)
       1.300%, 10/01/29                  2,150         2,150
     California State, Educational
       Facilities Authority, University
       of Southern California,
       Ser C, RB (A) (B)
       1.050%, 10/01/33                 10,000        10,000
     California State, Health Facilities
       Finance Authority,
       Catholic Healthcare Project,
       Ser C, RB, MBIA (A) (B)
       1.100%, 07/01/20                  7,000         7,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 45
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     California State, Health Facilities
       Finance Authority, Scripps
       Health Project, Ser A, RB
       (A) (B) (C)
       1.050%, 10/01/23                $12,900      $ 12,900
     California State, Health Facilities
       Finance Authority,
       Sutter Health Facility,
       Ser B, RB, AMBAC (A) (B)
       1.150%, 07/01/12                  9,100         9,100
     California State, Infrastructure
       & Economic Development
       Authority, Recreational Facility
       Project, J. Paul Getty Trust,
       Ser B, RB (A) (B)
       1.000%, 04/01/33                 17,000        17,000
     California State, Infrastructure
       & Economic Development
       Authority, Recreational Facility
       Project, J. Paul Getty Trust,
       Ser C, RB (A) (B)
       1.000%, 04/01/33                  2,000         2,000
     California State, School Cash
       Reserve Program Authority,
       Ser A, RB
       2.000%, 07/06/04                  6,500         6,554
     California State, Ser A,
       GO (A) (B) (C)
       1.090%, 10/01/29                 10,000        10,000
     California State, Ser A, RAN
       2.000%, 06/16/04                 15,000        15,095
     California Statewide,
       Communities Development
       Authority, Center for Early
       Education Project,
       RB (A) (B) (C)
       1.100%, 09/01/31                  1,000         1,000
     California Statewide,
       Communities Development
       Authority, Concordia University
       Irvine Project, Ser A,
       RB (A) (B) (C)
       1.210%, 10/01/31                  7,200         7,200
     California Statewide,
       Communities Development
       Authority, More than Shelter
       Project, Ser A, RB (A) (B) (D)
       1.100%, 01/15/31                  6,460         6,460


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Carlsbad, Unified School District
       Authority, School Facilities
       Bridge Funding Project,
       COP, FSA Insured (A) (B)
       1.100%, 09/01/30                $ 2,900       $ 2,900
       1.100%, 09/01/32                  7,000         7,000
     Compton, Community College,
       BAN
       2.000%, 02/03/04                  5,000         5,016
     Contra Costa County, Multi-Family
       Mortgage Authority, Bay
       Apartment Communities
       Project, Ser B, RB (A) (B) (D)
       1.100%, 11/15/22                  2,400         2,400
     Contra Costa County, Putters,
       Ser 154z, COP, MBIA (A) (B)
       1.100%, 11/01/07                  5,995         5,995
     Corona, Multi-Family Housing
       Authority, County Hills
       Apartment Project 1995
       B, RB (A) (B) (D)
       1.060%, 02/01/25                  6,955         6,955
     Fremont, Building &
       Equipment Financing Project,
       COP (A) (B) (C)
       1.100%, 07/01/15                  4,500         4,500
     Fremont, Multi-Family Housing
       Authority, Mission Wells Project,
       RB (A) (B) (C)
       1.150%, 09/01/14                  5,700         5,700
     Fresno, Unified School District,
       GO, MBIA (A) (B)
       1.110%, 08/01/21                  8,390         8,390
     Golden Empire, School Financing
       Authority, Kern High School
       District Project, RB (A) (B) (C)
       1.030%, 08/01/31                  1,000         1,000
     Huntington Park, Public Financing
       Authority, Parking Project,
       Ser A, RB (A) (B) (C)
       1.250%, 09/01/19                  3,695         3,695
     Kings County, Multi-Family
       Housing Authority, Edgewater
       Isle Apartments Project,
       Ser A, RB (A) (B) (D)
       1.110%, 02/15/31                 15,710        15,710
     Los Angeles County, Community
       Development Authority,
       Willowbrook Project, COP
       (A) (B) (C)
       1.070%, 11/01/15                  1,000         1,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 46
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Los Angeles County, Multi-Family
       Housing Authority,
       Crescent Gardens Project,
       Ser A, RB (A) (B) (C)
       1.100%, 07/01/14                $10,700      $ 10,700
     Los Angeles County, Multi-Family
       Housing Authority, Malibu
       Canyon Apartments Project,
       Ser B, RB (A) (B) (C)
       1.100%, 06/01/10                  7,900         7,900
     Los Angeles County, Samuel A
       Fryer Vavney, Ser A,
       COP (A) (B) (C)
       1.050%, 08/01/21                  7,000         7,000
     Los Angeles, Community
       Redevelopment Authority,
       CMC Medical Plaza Partner
       Project, COP (A) (B) (C)
       1.050%, 12/01/05                  1,000         1,000
     Los Angeles, Corporate Lease
       Authority, RB, MBIA (A) (B)
       1.110%, 12/01/09                 20,660        20,660
     Los Angeles, GO, MBIA (A) (B)
       1.110%, 03/01/10                  5,370         5,370
     Los Angeles, Multi-Family
       Housing Authority,
       Canyon Creek Apartments
       Project, RB (A) (B) (C)
       1.130%, 12/01/10                  8,800         8,800
     Los Angeles, Multi-Family
       Housing Authority,
       Meadowridge Apartments
       Project, RB (A) (B) (D)
       1.000%, 09/01/18                  3,890         3,890
     Los Angeles, Ser A, TRAN
       1.750%, 06/30/04                  3,000         3,018
     Los Angeles, United School
       District, Ser B12,
       GO, MBIA (A) (B)
       1.090%, 01/01/27                  4,000         4,000
     Los Angeles, Wastewater System
       Authority, Ser C, RB,
       FGIC (A) (B)
       1.250%, 12/01/31                  6,000         6,000
     Newport Beach, Hoag
       Memorial Hospital,
       Ser A, RB (A) (B)
       1.230%, 10/01/26                  2,000         2,000
     Newport Beach, Hoag
       Memorial Hospital,
       Ser C, RB (A) (B)
       1.230%, 10/01/26                  4,500         4,500



DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Oakland, Capital Equipment
       Project, COP (A) (B) (C)
       1.030%, 12/01/15                $ 4,690       $ 4,690
     Oakland, Joint Powers Financing
       Authority, Ser A-2,
       RB, FSA Insured (A) (B)
       1.050%, 08/01/21                 19,390        19,390
     Oakland, Liquidity Facilities
       Authority, RB, ABAG
       (A) (B) (C)
       1.100%, 12/01/09                  1,315         1,315
     Ontario, Multi-Family
       Housing Authority,
       Park Centre Partners,
       Ser A, RB (A) (B) (C)
       1.050%, 08/01/07                  2,450         2,450
     Orange County, Apartment
       Development Authority,
       Harbor Pointe - Issue D
       Project, RB (A) (B)
       1.100%, 12/01/06                  1,900         1,900
     Orange County, Sanitation
       District Authority, Ser A,
       COP (A) (B)
       1.200%, 08/01/29                  4,300         4,300
     Pajaro Valley, School District
       Authority, Bridge Funding
       Project, COP,
       FSA Insured (A) (B)
       1.100%, 09/01/14                    390           390
     Pasadena, Rose Bowl
       Improvements Project,
       COP (A) (B) (C)
       1.050%, 12/01/11                  3,100         3,100
     Pico Rivera, Redevelopment
       Agency, Crossroads Plaza
       Project, RB (A) (B) (C)
       1.100%, 12/01/10                  7,200         7,200
     Redwood City, City Hall
       Project, COP (A) (B) (C)
       1.100%, 07/01/21                  1,800         1,800
     Riverside County, Housing
       Authority, De Anza Villas
       Project, RB (A) (B) (C)
       1.050%, 12/01/16                  2,450         2,450
     Riverside County, Ser C,
       COP (A) (B) (C)
       1.000%, 12/01/15                 18,200        18,200
     Sacramento County,
       Sanitation District Finance
       Authority, RB (A) (B)
       1.080%, 12/01/27                  1,000         1,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 47
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Sacramento, City Unified
       School District, TRAN
       2.000%, 12/17/03                $20,000      $ 20,032
     Sacramento, Multi-Family
       Housing Authority,
       Peter P. Bollinger Investment,
       Ser C, RB (A) (B) (D)
       1.100%, 07/15/29                  5,600         5,600
     San Bernardino County,
       Housing Authority,
       Alta Loma Heritage Project,
       Ser A, RB (A) (B) (C)
       1.000%, 02/01/23                  1,354         1,354
     San Bernardino County,
       Housing Authority,
       Indian Knoll Apartment Project,
       Ser A, RB (A) (B) (D)
       0.990%, 06/01/05                  3,580         3,580
     San Bernardino County,
       Housing Authority,
       Reche Canyon Apartment
       Project, Ser B, RB (A) (B) (E)
       0.990%, 06/01/05                  1,500         1,500
     San Bernardino County,
       Multi-Family Housing
       Authority, Mountain View
       Project, RB (A) (B) (C)
       1.100%, 03/01/27                  2,210         2,210
     San Bernardino County,
       Multi-Family Housing
       Authority, Parkview Plaza
       Project, Western Land Properties,
       Ser A, RB (A) (B) (C)
       1.100%, 03/01/27                  5,220         5,220
     San Bernardino County,
       Multi-Family Housing
       Authority, Rosewood Apartment
       Project, Ser A, RB (A) (B) (D)
       1.100%, 05/15/29                  1,225         1,225
     San Diego, County & School
       District, Ser B, RAN
       1.750%, 06/30/04                 12,000        12,073
     San Diego, Museum of Art
       Project, COP (A) (B) (C)
       1.200%, 09/01/30                  1,400         1,400
     San Diego, Water Authority,
       Ser I, MBIA, COP (A) (B)
       1.130%, 11/01/10                  5,993         5,993
     San Diego, Water Improvement
       Authority, RB,
       FGIC Insured (A) (B)
       1.110%, 08/01/08                  7,085         7,085


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     San Francisco (City & County),
       Community Facilities
       District No. 4, RB (A) (B) (C)
       1.100%, 08/01/31                $ 8,560       $ 8,560
     San Francisco (City & County),
       Housing Authority,
       Bayside Village Project D,
       Ser A, RB (A) (B) (C)
       1.080%, 12/01/05                 20,500        20,500
     San Francisco (City & County),
       Housing Authority,
       Bayside Village Project D,
       Ser B, RB (A) (B) (C)
       1.080%, 12/01/05                  1,000         1,000
     San Francisco (City & County),
       Public Utilities Authority,
       Ser B20, RB, MBIA (A) (B)
       1.090%, 10/01/22                  8,100         8,100
     San Francisco, Bay Area
       Toll Authority, Ser C, RB,
       AMBAC (A) (B)
       1.050%, 04/01/25                  5,650         5,650
     San Jose, Evergreen Community
       College District, Ser J, GO,
       MBIA (A) (B)
       1.130%, 03/01/11                  8,300         8,300
     San Marcos, Industrial
       Development Authority,
       Amistar Project, RB
       (A) (B) (C)
       0.850%, 12/01/05                  2,675         2,675
     Santa Clara County, East Side
       United High School District,
       TRAN
       1.400%, 06/30/04                 10,000        10,032
     Santa Clara County, Financing
       Authority, VMC Facility
       Replacement Project, Ser B,
       RB (A) (B)
       1.080%, 11/15/25                 11,200        11,200
     Santa Clara County,
       Unified School District,
       TRAN
       1.400%, 06/30/04                 10,500        10,536
     Simi Valley, Industrial &
       Economic Development
       Authority, Wambold Furniture
       Project, RB (A) (B) (C)
       1.000%, 12/01/14                  1,750         1,750
     Simi Valley, Multi-Family Housing
       Authority, Lincoln Wood
       Ranch Project, RB (A) (B) (D)
       1.100%, 06/01/10                 12,800        12,800


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 48
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     Simi Valley, Multi-Family
       Housing Authority,
       Ser A, RB (A) (B)
       1.100%, 07/01/23                $ 7,100       $ 7,100
     Southern California,
       Metropolitan Water District
       Authority, Ser C-2, RB (A) (B)
       1.100%, 07/01/36                  4,540         4,540
     Stockton, Multi-Family
       Housing Authority,
       Mariners Pointe Project,
       Ser A, RB (A) (B) (C)
       1.100%, 09/01/18                  2,100         2,100
     Sunnyvale, Government Center
       Site Acquisition Project,
       Ser A, COP, AMBAC (A) (B)
       1.050%, 04/01/31                  4,700         4,700
     Three Valleys, Municipal
       Water District Authority,
       Miramar Water Treatment
       Project, COP (A) (B) (C)
       1.000%, 11/01/14                  4,700         4,700
     Upland, Community
       Redevelopment Authority,
       Sunset Ridge & Village
       Apartments Project, RB
       (A) (B) (C)
       1.100%, 12/01/29                  6,700         6,700
     Val Verde, Unified School District,
       Ser C, COP (A) (B) (C)
       1.250%, 10/01/22                  1,900         1,900
     Westminster, Civic Center
       Refinancing Program, Ser A,
       COP, AMBAC (A) (B)
       1.100%, 06/01/22                  3,500         3,500
     Westminster, Redevelopment
       Agency, Commercial
       Redevelopment Project,
       TA, AMBAC (A) (B)
       1.100%, 08/01/27                 13,045        13,045
     Yolo County, Multi-Family
       Housing Authority,
       Primero Grove Project,
       Ser A, RB (A) (B) (C)
       1.000%, 11/01/27                 10,735        10,735
     --------------------------------------------------------
     TOTAL CALIFORNIA                                649,058
     ========================================================



DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
     PUERTO RICO [3.5%]
     Puerto Rico, Electric Power
       Authority, RB, MBIA (A) (B)
       1.080%, 07/01/20                $10,030      $ 10,030
     Puerto Rico, Electric Power
       Authority, Ser A-40, RB,
       MBIA (A) (B)
       1.080%, 07/01/23                  2,000         2,000
     Puerto Rico, GO (A) (B)
       1.070%, 07/01/17                  4,495         4,495
     Puerto Rico, Highway &
       Transportation Authority,
       RB, MBIA (A) (B)
       1.060%, 01/01/08                  6,000         6,000
     --------------------------------------------------------
     TOTAL PUERTO RICO                                22,525
     ========================================================

     VARIOUS STATES [0.9%]
     GAF, Tax Exempt Bond Grantor
       Trust, RB (A) (B) (C)
       1.500%, 10/01/12                  5,885         5,885
     ========================================================

         TOTAL MUNICIPAL BONDS
           (Cost $677,468)                           677,468
         ====================================================

         TOTAL INVESTMENTS [104.1%]
           (Cost $677,468)                           677,468
         ====================================================

OTHER ASSETS AND LIABILITIES [-4.1%]
     Investment Advisory Fees Payable                   (111)
     Shareholder Servicing Fees Payable                 (329)
     Administration Fees Payable                         (54)
     Other Assets and Liabilities, Net               (25,970)
     --------------------------------------------------------
         OTHER ASSETS AND LIABILITIES                (26,464)
         ====================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 49
statement of net assets
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONCLUDED)

DESCRIPTION                                      VALUE (000)
-------------------------------------------------------------
ET ASSETS:
     Fund Shares -- Institutional Class
         (unlimited authorization -- $0.01 par
         value) based on 87,819,825 outstanding
         shares of beneficial interest              $ 87,820
     Fund Shares -- Class A
         (unlimited authorization -- $0.01 par
         value) based on 539,181,452 outstanding
         shares of beneficial interest               539,181
     Fund Shares -- Class S
         (unlimited authorization -- $0.01 par
         value) based on 24,001,774 outstanding
         shares of beneficial interest                24,002
     Accumulated net realized gain
         on investments                                    1
     --------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $651,004
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Institutional Class          $1.00
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class A                      $1.00
     ========================================================

     Net Asset Value, Offering and Redemption
       Price Per Share -- Class S                      $1.00
     ========================================================


(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2003.
(B) PUT AND DEMAND FEATURE -- THE DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUt DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR BANK OR FINANCIAL INSTITUTION.
(D) SECURITIES ARE COLLATERALIZED UNDER AN AGREEMENT FROM FHLMC/FNMA.
(E) SECURITY DERIVES FROM A GUARANTEED AGREEMENT.
ABAG -- ASSOCIATION OF BAY AREA GOVERNMENTS
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
BAN -- BOND ANTICIPATION NOTE
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSISTANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RAN -- REVENUE ANTICIPATION NOTE
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ALLOCATION
TRAN -- TAX & REVENUE ANTICIPATION NOTE


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 50
statements of operations
FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------



                                                       Large Cap Value   Large Cap Growth     RCB Small Cap       Technology
                                                         Equity Fund        Equity Fund        Value Fund         Growth Fund
                                                            (000)              (000)              (000)              (000)
                                                      -------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend                                                 $633                $235              $145               $  5
   Interest                                                    9                   7                32                  1
   Less: Foreign tax withheld                                 --                  --                (3)                --
-------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                642                 242               174                  6
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                  188                 130               138                 13
   Shareholder Servicing Fees--Institutional Class            73                  47                 9                  2
   Shareholder Servicing Fees--Class A(1)                      5                   6                 6                  4
   Shareholder Servicing Fees--Class R(1)                     --                  --                56                 --
   Administrative Fees                                        28                  19                15                  1
   Transfer Agent Fees                                         3                   2                 1                 --
   Custodian Fees                                              2                   2                 3                  1
   Professional Fees                                           2                   1                 1                 --
   Printing Fees                                               1                   1                 1                 --
   Registration and Filing Fees                                1                   1                --                  1
   Insurance and Other Fees                                    2                   1                 1                 --
-------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                         305                 210               231                 22
-------------------------------------------------------------------------------------------------------------------------------
   Recapture of Investment Advisory Fees Waived(2)             4                   5                 3                 --
   Less, Waiver of:
      Investment Advisory Fees                                --                  --                --                 (2)
      Transfer Agent Fees                                     (3)                 (2)               (1)                --
-------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                              306                 213               233                 20
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 336                  29               (59)               (14)
-------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From Security Transactions      (230)               (274)               97               (330)
   Net Change in Unrealized Appreciation
      on Investments                                       6,334               4,023             5,967                934
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                           $6,440              $3,778            $6,005              $ 590
===============================================================================================================================

(1) INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.
(2) SEE NOTE 4 FOR ADVISORY FEES RECAPTURED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 51
statements of operations
FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                                                                             California
                                                        Corporate         Government         Tax Exempt         High Yield
                                                        Bond Fund          Bond Fund          Bond Fund          Bond Fund
                                                          (000)              (000)              (000)              (000)
                                                       ----------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                               $2,166               $ 616             $ 513             $2,259
-----------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                              2,166                 616               513              2,259
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                  171                  67                41                173
   Shareholder Servicing Fees--Institutional Class           105                  38                37                 29
   Shareholder Servicing Fees--Class A(1)                      4                   3                 2                 64
   Administrative Fees                                        40                  14                14                 21
   Transfer Agent Fees                                         4                   1                 1                  2
   Custodian Fees                                              3                   1                 2                  2
   Professional Fees                                           3                   1                 1                  1
   Printing Fees                                               2                  --                --                  1
   Registration and Filing Fees                                1                  --                --                  1
   Insurance and Other Fees                                    2                   1                 1                  2
-----------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                         335                 126                99                296
-----------------------------------------------------------------------------------------------------------------------------
   Less, Waiver of:
      Investment Advisory Fees                                (8)                (15)              (22)               (28)
      Transfer Agent Fees                                     (4)                 (1)               (1)                (2)
-----------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                              323                 110                76                266
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      1,843                 506               437              1,993
-----------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From Security Transactions       764                 225               209               (234)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                         212                (337)             (261)             2,298
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                           $2,819               $ 394             $ 385             $4,057
-----------------------------------------------------------------------------------------------------------------------------

(1) INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 52
statements of operations
FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                                                  California
                                                                   Prime                 Government               Tax Exempt
                                                                   Money                    Money                    Money
                                                                Market Fund              Market Fund              Market Fund
                                                                   (000)                    (000)                    (000)
                                                            ------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                        $8,190                   $32,000               $ 8,177
------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                       8,190                    32,000                 8,177
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                         1,559                     6,249                 1,896
   Shareholder Servicing Fees--Institutional Class                    705                       137                   205
   Shareholder Servicing Fees--Class A(1)                           1,630                    16,022                 4,418
   Shareholder Servicing Fees--Class S(1)                             929                     1,593                   233
   Administrative Fees                                                578                     2,229                   651
   Transfer Agent Fees                                                 52                       201                    59
   Custodian Fees                                                      37                       115                    51
   Professional Fees                                                   65                       189                    72
   Printing Fees                                                       36                       159                    44
   Trustee Fees                                                        11                        40                    12
   Organizational Fees                                                 11                        --                    --
   Registration and Filing Fees                                        10                        37                    13
   Insurance and Other Fees                                            41                       146                    33
------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                                5,664                    27,117                 7,687
------------------------------------------------------------------------------------------------------------------------------
   Recapture of Investment Advisory Fees Waived(2)                     21                        --                    --
   Less, Waiver of:
      Investment Advisory Fees                                         --                       (23)                 (636)
      Administrative Fees                                              (4)                       (8)                  (27)
      Shareholder Servicing Fees--Class A(1)                         (608)                   (5,988)               (1,732)
      Shareholder Servicing Fees--Class S(1)                         (126)                     (217)                  (49)
      Transfer Agent Fees                                             (52)                     (201)                  (59)
------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                     4,895                    20,680                 5,184
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               3,295                    11,320                 2,993
------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain From Security Transactions                        77                        61                    20
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                    $3,372                   $11,381               $ 3,013
==============================================================================================================================

(1) INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.
(2) SEE NOTE 4 FOR ADVISORY FEES RECAPTURED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.





                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 53
statements of changes in net assets
FOR THE YEARS ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

                                                                  Large Cap Value                        Large Cap Growth
                                                                  Equity Fund (000)                     Equity Fund (000)
                                                        ---------------------------------     ----------------------------------
                                                             2003                2002                2003               2002
-----------------------------------------------------------------------------------------     ----------------------------------
OPERATIONS:
   Net Investment Income (Loss)                            $  336              $  272              $   29              $ (10)
   Net Realized Gain (Loss) from
      Security Transactions                                  (230)                (62)               (274)            (1,722)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                         6,334              (5,943)              4,023             (1,567)
-----------------------------------------------------------------------------------------     ----------------------------------
      Net Increase (Decrease) in Net Assets
        Resulting from Operations                           6,440              (5,733)              3,778             (3,299)
-----------------------------------------------------------------------------------------     ----------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                       (326)               (266)                (29)                --
   CLASS A                                                    (10)                 (6)                 --                 --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                         --                (469)                 --                 --
   CLASS A                                                     --                 (11)                 --                 --
-----------------------------------------------------------------------------------------     ----------------------------------
      Total Dividends and Distributions                      (336)               (752)                (29)                --
-----------------------------------------------------------------------------------------     ----------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                            9,863               7,801               9,131              6,430
   Shares Issued in Lieu of Dividends and Distributions        75                 197                   9                 --
   Shares Redeemed                                         (6,133)             (5,682)             (4,620)            (4,685)
-----------------------------------------------------------------------------------------     ----------------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions              3,805               2,316               4,520              1,745
-----------------------------------------------------------------------------------------     ----------------------------------
   CLASS A:
   Shares Issued                                              949                 388               1,028                443
   Shares Issued in Lieu of Dividends and Distributions         8                  14                  --                 --
   Shares Redeemed                                           (152)               (136)                (76)               (82)
-----------------------------------------------------------------------------------------     ----------------------------------
      Increase in Net Assets from
        Class A Share Transactions                            805                 266                 952                361
-----------------------------------------------------------------------------------------     ----------------------------------
   CLASS R:
   Shares Issued                                               --                  --                  --                 --
   Shares Issued in Lieu of Dividends and Distributions        --                  --                  --                 --
   Shares Redeemed                                             --                  --                  --                 --
-----------------------------------------------------------------------------------------     ----------------------------------
      Increase (Decrease) in Net Assets from
        Class R Share Transactions                             --                  --                  --                 --
-----------------------------------------------------------------------------------------     ----------------------------------
Net Increase in Net Assets from
  Share Transactions                                        4,610               2,582               5,472              2,106
-----------------------------------------------------------------------------------------     ----------------------------------
      Total Increase (Decrease) in Net Assets              10,714              (3,903)              9,221             (1,193)
-----------------------------------------------------------------------------------------     ----------------------------------
NET ASSETS:
   Beginning of year                                       24,094              27,997              14,993             16,186
-----------------------------------------------------------------------------------------     ----------------------------------
   End of year                                            $34,808             $24,094             $24,214            $14,993
=========================================================================================     ==================================



                                                                RCB Small Cap          Technology Growth         Corporate Bond
                                                               Value Fund (000)            Fund (000)               Fund (000)
                                                           ---------------------     ---------------------     --------------------
                                                             2003        2002           2003       2002          2003        2002
--------------------------------------------------------------------------------     ---------------------     --------------------
OPERATIONS:
   Net Investment Income (Loss)                              $ (59)     $  (87)        $ (14)    $  (15)        $1,843      $1,845
   Net Realized Gain (Loss) from
      Security Transactions                                     97         (35)         (330)      (645)           764        (235)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                          5,967      (2,396)          934         72            212         648
--------------------------------------------------------------------------------     ---------------------     --------------------
      Net Increase (Decrease) in Net Assets
        Resulting from Operations                            6,005      (2,518)          590       (588)         2,819       2,258
--------------------------------------------------------------------------------     ---------------------     --------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                          --          --            --         --         (1,814)     (1,835)
   CLASS A                                                      --          --            --         --            (29)        (10)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                          --          --            --         --             --        (509)
   CLASS A                                                      --          --            --         --             --          (1)
--------------------------------------------------------------------------------     ---------------------     --------------------
      Total Dividends and Distributions                         --          --            --         --         (1,843)     (2,355)
--------------------------------------------------------------------------------     ---------------------     --------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                             3,658       2,990           447         89         11,836      14,207
   Shares Issued in Lieu of Dividends and Distributions         --          --            --         --            327         473
   Shares Redeemed                                            (609)       (721)         (418)       (95)       (11,675)     (6,568)
--------------------------------------------------------------------------------     ---------------------     --------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions               3,049       2,269            29         (6)           488       8,112
--------------------------------------------------------------------------------     ---------------------     --------------------
   CLASS A:
   Shares Issued                                             1,739         518           249        218            467         436
   Shares Issued in Lieu of Dividends and Distributions         --          --            --         --             14           7
   Shares Redeemed                                            (137)         (7)           (2)       (15)          (210)         --
--------------------------------------------------------------------------------     ---------------------     --------------------
      Increase in Net Assets from
        Class A Share Transactions                           1,602         511           247        203            271         443
--------------------------------------------------------------------------------     ---------------------     --------------------
   CLASS R:
   Shares Issued                                             1,791       6,522            --         --             --          --
   Shares Issued in Lieu of Dividends and Distributions         --          --            --         --             --          --
   Shares Redeemed                                          (1,912)     (2,554)           --         --             --          --
--------------------------------------------------------------------------------     ---------------------     --------------------
      Increase (Decrease) in Net Assets from
        Class R Share Transactions                            (121)      3,968            --         --             --          --
--------------------------------------------------------------------------------     ---------------------     --------------------
Net Increase in Net Assets from
  Share Transactions                                         4,530       6,748           276        197            759       8,555
--------------------------------------------------------------------------------     ---------------------     --------------------
      Total Increase (Decrease) in Net Assets               10,535       4,230           866       (391)         1,735       8,458
--------------------------------------------------------------------------------     ---------------------     --------------------
NET ASSETS:
   Beginning of year                                        12,352       8,122           997      1,388         41,351      32,893
--------------------------------------------------------------------------------     ---------------------     --------------------
   End of year                                             $22,887     $12,352        $1,863     $  997        $43,086     $41,351
================================================================================     =====================     ====================


(1) SEE NOTE 8 FOR SHARES ISSUED AND REDEEMED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CNI CHARTER FUNDS | PAGES 54 & 55
statements of changes in net assets
FOR THE YEARS ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

                                                                  Government                           California Tax Exempt
                                                                Bond Fund (000)                          Bond Fund (000)
                                                          ------------------------------          -------------------------------
                                                             2003                2002                  2003               2002
----------------------------------------------------------------------------------------          -------------------------------
OPERATIONS:
   Net Investment Income                                    $ 506              $  525                $  437              $ 529
   Net Realized Gain (Loss) from
     Security Transactions                                    225                 158                   209                294
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                           (337)                291                  (261)               329
----------------------------------------------------------------------------------------          -------------------------------
      Net Increase in Net Assets
        Resulting from Operations                             394                 974                   385              1,152
----------------------------------------------------------------------------------------          -------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                       (502)               (522)                 (440)              (532)
   CLASS A                                                    (17)                 (3)                  (10)                --
   CLASS S                                                     --                  --                    --                 --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                        (20)               (137)                 (275)              (134)
   CLASS A                                                     (1)                 --                    (3)                --
   CLASS S                                                     --                  --                    --                 --
----------------------------------------------------------------------------------------          -------------------------------
      Total Dividends and Distributions                      (540)               (662)                 (728)              (666)
----------------------------------------------------------------------------------------          -------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                            6,897               5,516                 2,552              3,504
   Shares Issued in Lieu of Dividends and Distributions       111                 129                    84                 75
   Shares Redeemed                                         (5,779)             (4,094)               (3,900)            (3,443)
----------------------------------------------------------------------------------------          -------------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions              1,229               1,551                (1,264)               136
----------------------------------------------------------------------------------------          -------------------------------
   CLASS A:
   Shares Issued                                              332                 513                   805                 14
   Shares Issued in Lieu of Dividends and Distributions         4                   2                     5                 --
   Shares Redeemed                                           (832)                 (3)                  (85)                (8)
----------------------------------------------------------------------------------------          -------------------------------
      Increase (Decrease) in Net Assets from
         Class A Share Transactions                          (496)                512                   725                  6
----------------------------------------------------------------------------------------          -------------------------------
   CLASS S:
   Shares Issued                                               --                  --                    --                 --
   Shares Issued in Lieu of Dividends and Distributions        --                  --                    --                 --
   Shares Redeemed                                             --                  --                    --                 --
----------------------------------------------------------------------------------------          -------------------------------
      Increase (Decrease) in Net Assets from
         Class S Share Transactions                            --                  --                    --                 --
----------------------------------------------------------------------------------------          -------------------------------
Net Increase (Decrease) in Net Assets from
  Share Transactions                                          733               2,063                  (539)               142
----------------------------------------------------------------------------------------          -------------------------------
Total Increase (Decrease) in Net Assets                       587               2,375                  (882)               628
----------------------------------------------------------------------------------------          -------------------------------
NET ASSETS:
   Beginning of year                                       15,027              12,652                16,160             15,532
----------------------------------------------------------------------------------------          -------------------------------
   End of year                                            $15,614             $15,027               $15,278            $16,160
========================================================================================          ===============================


                                                                    High Yield                      Prime Money
                                                                  Bond Fund (000)                Market Fund (000)
                                                          -----------------------------    ---------------------------
                                                                2003             2002           2003            2002
-------------------------------------------------------   -----------------------------    ---------------------------
OPERATIONS:
   Net Investment Income                                     $ 1,993          $ 1,515       $  3,295      $    8,146
   Net Realized Gain (Loss) from
     Security Transactions                                      (234)            (964)            77             435
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                             2,298             (154)            --              --
-------------------------------------------------------   -----------------------------    ---------------------------
      Net Increase in Net Assets
        Resulting from Operations                              4,057              397          3,372           8,581
-------------------------------------------------------   -----------------------------    ---------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                        (1,009)            (970)        (1,920)         (4,030)
   CLASS A                                                      (981)            (562)        (1,024)         (2,981)
   CLASS S                                                        --               --           (366)         (1,168)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                            --               --             --              --
   CLASS A                                                        --               --             --              --
   CLASS S                                                        --               --             --              --
-------------------------------------------------------   -----------------------------    ---------------------------
      Total Dividends and Distributions                       (1,990)          (1,532)        (3,310)         (8,179)
-------------------------------------------------------   -----------------------------    ---------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                               3,212            1,821        854,421       1,489,084
   Shares Issued in Lieu of Dividends and Distributions          596              619            407             744
   Shares Redeemed                                            (1,489)          (1,190)      (858,546)     (1,503,930)
-------------------------------------------------------   -----------------------------    ---------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions                 2,319            1,250         (3,718)        (14,102)
-------------------------------------------------------   -----------------------------    ---------------------------
   CLASS A:
   Shares Issued                                              10,988            7,073        617,388         731,533
   Shares Issued in Lieu of Dividends and Distributions          640              435            276             896
   Shares Redeemed                                            (5,166)          (1,489)      (641,303)       (747,116)
-------------------------------------------------------   -----------------------------    ---------------------------
      Increase (Decrease) in Net Assets from
         Class A Share Transactions                            6,462            6,019        (23,639)        (14,687)
-------------------------------------------------------   -----------------------------    ---------------------------
   CLASS S:
   Shares Issued                                                  --               --        381,285         368,121
   Shares Issued in Lieu of Dividends and Distributions           --               --             --              --
   Shares Redeemed                                                --               --       (391,853)       (365,288)
-------------------------------------------------------   -----------------------------    ---------------------------
      Increase (Decrease) in Net Assets from
         Class S Share Transactions                               --               --        (10,568)          2,833
-------------------------------------------------------   -----------------------------    ---------------------------
Net Increase (Decrease) in Net Assets from
  Share Transactions                                           8,781            7,269        (37,925)        (25,956)
-------------------------------------------------------   -----------------------------    ---------------------------
Total Increase (Decrease) in Net Assets                       10,848            6,134        (37,863)        (25,554)
-------------------------------------------------------   -----------------------------    ---------------------------
NET ASSETS:
   Beginning of year                                          19,417           13,283        648,765         674,319
-------------------------------------------------------   -----------------------------    ---------------------------
   End of year                                               $30,265          $19,417      $ 610,902     $   648,765
=======================================================   =============================    ===========================


                                                                Government Money                 California Tax Exempt
                                                                Market Fund (000)               Money Market Fund (000)
                                                           -----------------------------   --------------------------------
                                                                  2003            2002            2003               2002
--------------------------------------------------------   -----------------------------   --------------------------------
OPERATIONS:
   Net Investment Income                                     $   11,320     $   29,972      $    2,993            $ 5,058
   Net Realized Gain (Loss) from
     Security Transactions                                           61            (65)             20                 --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                                   --             --              --                 --
--------------------------------------------------------   -----------------------------   --------------------------------
      Net Increase in Net Assets
        Resulting from Operations                                11,381         29,907           3,013              5,058
--------------------------------------------------------   -----------------------------   --------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                             (375)          (969)           (488)              (566)
   CLASS A                                                      (10,315)       (27,322)         (2,422)            (4,354)
   CLASS S                                                         (666)        (1,688)            (83)              (138)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                               --             --              --                 --
   CLASS A                                                           --             --              --                 --
   CLASS S                                                           --             --              --                 --
--------------------------------------------------------   -----------------------------   --------------------------------
      Total Dividends and Distributions                         (11,356)       (29,979)         (2,993)            (5,058)
--------------------------------------------------------   -----------------------------   --------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                                619,561        491,363         724,038            548,010
   Shares Issued in Lieu of Dividends and Distributions              --             --              --                 --
   Shares Redeemed                                             (614,704)      (516,178)       (695,143)          (539,630)
--------------------------------------------------------   -----------------------------   --------------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions                    4,857        (24,815)         28,895              8,380
--------------------------------------------------------   -----------------------------   --------------------------------
   CLASS A:
   Shares Issued                                              4,182,886      4,730,497       1,144,275          1,171,543
   Shares Issued in Lieu of Dividends and Distributions           7,038         18,614           2,108              3,699
   Shares Redeemed                                           (4,278,238)    (5,131,395)     (1,126,487)        (1,294,419)
--------------------------------------------------------   -----------------------------   --------------------------------
      Increase (Decrease) in Net Assets from
         Class A Share Transactions                             (88,314)      (382,284)         19,896           (119,177)
--------------------------------------------------------   -----------------------------   --------------------------------
   CLASS S:
   Shares Issued                                                601,546        711,343         145,218            122,665
   Shares Issued in Lieu of Dividends and Distributions              --             --              --                 --
   Shares Redeemed                                             (629,397)      (638,986)       (150,843)          (109,890)
--------------------------------------------------------   -----------------------------   --------------------------------
      Increase (Decrease) in Net Assets from
         Class S Share Transactions                             (27,851)        72,357          (5,625)            12,775
--------------------------------------------------------   -----------------------------   --------------------------------
Net Increase (Decrease) in Net Assets from
  Share Transactions                                           (111,308)      (334,742)         43,166            (98,022)
--------------------------------------------------------   -----------------------------   --------------------------------
Total Increase (Decrease) in Net Assets                        (111,283)      (334,814)         43,186            (98,022)
--------------------------------------------------------   -----------------------------   --------------------------------
NET ASSETS:
   Beginning of year                                          2,420,523      2,755,337         607,818            705,840
--------------------------------------------------------   -----------------------------   --------------------------------
   End of year                                              $ 2,309,240    $ 2,420,523     $   651,004        $   607,818
========================================================   =============================   ================================

(1) SEE NOTE 8 FOR SHARES ISSUED AND REDEEMED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CNI CHARTER FUNDS | PAGES 56 & 57
financial highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

                                          NET
               NET               REALIZED AND                DISTRIBUTIONS       NET                  NET
             ASSET         NET     UNREALIZED  DIVIDENDS              FROM     ASSET               ASSETS        RATIO
             VALUE  INVESTMENT GAINS (LOSSES)   FROM NET  RETURN  REALIZED     VALUE                  END  OF EXPENSES
         BEGINNING      INCOME             ON INVESTMENT      OF   CAPITAL       END     TOTAL  OF PERIOD   TO AVERAGE
         OF PERIOD      (LOSS)     SECURITIES     INCOME CAPITAL     GAINS OF PERIOD   RETURN+++    (000)  NET ASSETS(1)
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2003      $ 6.04     $ 0.07          $ 1.37    $(0.07)   $  --     $  --     $ 7.41     24.03%  $33,016         1.00%
  2002        7.63       0.07           (1.47)    (0.07)      --     (0.12)      6.04    (18.88)   23,325         1.00
  2001       10.04       0.07           (1.57)    (0.07)      --     (0.84)      7.63    (16.36)   27,293         1.00
  2000       10.00       0.06            0.04     (0.06)      --        --      10.04      0.99    29,344         1.00

Class A (commenced operations on April 13, 2000)
  2003      $ 6.04     $ 0.06          $ 1.37    $(0.06)   $  --     $  --     $ 7.41     23.75%  $ 1,792         1.25%
  2002        7.62       0.05           (1.46)    (0.05)      --     (0.12)      6.04    (18.97)      769         1.25
  2001       10.04       0.04           (1.58)    (0.04)      --     (0.84)      7.62    (16.68)      704         1.25
  2000        9.55       0.03            0.49     (0.03)      --        --      10.04      5.48       732         1.25

-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2003^     $ 5.25     $ 0.01          $ 1.12    $(0.01)   $  --     $  --     $ 6.37     21.51%  $22,249         1.05%
  2002        6.36         --           (1.11)       --       --        --       5.25    (17.45)   14,195         1.05
  2001        9.37      (0.02)          (2.99)       --       --        --       6.36    (32.12)   15,550         1.05
  2000       10.00      (0.02)          (0.61)       --       --        --       9.37     (6.30)   21,639         1.05

Class A (commenced operations on March 28, 2000)
  2003^     $ 5.21     $(0.01)         $ 1.12     $  --    $  --     $  --     $ 6.32     21.31%  $ 1,965         1.30%
  2002        6.33      (0.02)          (1.10)       --       --        --       5.21    (17.69)      798         1.30
  2001        9.35      (0.03)          (2.99)       --       --        --       6.33    (32.30)      636         1.30
  2000       10.70      (0.01)          (1.34)       --       --        --       9.35    (12.62)      592         1.30

-----------------------------------------------------------------------------------------------------------------------
RCB Small Cap Value Fund
Institutional Class (commenced operations on October 3, 2001)
  2003^     $15.06     $(0.04)         $ 6.90     $  --    $  --     $  --     $21.92     45.55%  $ 6,236         1.24%
  2002       17.11      (0.07)          (1.98)       --       --        --      15.06    (11.98)    1,768         1.24

Class A (commenced operations on October 3, 2001)
  2003^     $15.04     $(0.08)         $ 6.88     $  --    $  --     $  --     $21.84     45.21%  $ 2,384         1.49%
  2002       17.11      (0.05)          (2.02)       --       --        --      15.04    (12.10)      410         1.49

Class R (commenced operations on September 30, 1998)(2)
  2003^     $15.02     $(0.07)         $ 6.86     $  --    $  --     $  --     $21.81     45.21%  $14,267         1.49%
  2002       16.94      (0.12)          (1.80)       --       --        --      15.02    (11.33)   10,174         1.49
  2001*      18.84      (0.02)          (1.88)       --       --        --      16.94    (10.08)    8,122         1.26
  2001+      15.80      (0.09)           3.85        --    (0.35)    (0.37)     18.84     24.34     8,869         1.49
  2000+      15.93      (0.06)           0.52        --       --     (0.59)     15.80      3.28     5,193         1.49
  1999+      10.00      (0.02)           5.95        --       --        --      15.93     59.30     3,156         1.49

-----------------------------------------------------------------------------------------------------------------------
Technology Growth Fund
Institutional Class (commenced operations on October 3, 2000)
  2003      $ 2.26     $(0.02)         $ 1.26     $  --    $  --     $  --     $ 3.50     54.87%  $   913         1.20%
  2002        3.54      (0.03)          (1.25)       --       --        --       2.26    (36.16)      565         1.20
  2001       10.00      (0.02)          (6.43)    (0.01)      --        --       3.54    (64.56)      907         1.20

Class A (commenced operations on October 23, 2000)
  2003      $ 2.25     $(0.03)         $ 1.26     $  --    $  --     $  --     $ 3.48     54.67%  $   950         1.50%
  2002        3.54      (0.04)          (1.25)       --       --        --       2.25    (36.44)      432         1.50
  2001       10.31      (0.03)          (6.73)    (0.01)      --        --       3.54    (65.37)      481         1.50


                  RATIO        RATIO
                 OF NET  OF EXPENSES
             INVESTMENT   TO AVERAGE
           INCOME (LOSS)  NET ASSETS   PORTFOLIO
             TO AVERAGE   (EXCLUDING    TURNOVER
           NET ASSETS(1)  WAIVERS)(1)       RATE
---------------------------------------------------------------
Large Cap Value Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2003            1.12%          1.00%       39%
  2002            0.90           1.05        42
  2001            0.74           1.09        51
  2000            0.87           1.12        38

Class A (commenced operations on April 13, 2000)
  2003            0.84%          1.25%       39%
  2002            0.65           1.30        42
  2001            0.49           1.34        51
  2000            0.62           1.37        38

---------------------------------------------------------------
Large Cap Growth Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2003^           0.16%          1.03%       43%
  2002           (0.04)          1.09        31
  2001           (0.22)          1.13        58
  2000           (0.31)          1.16        51

Class A (commenced operations on March 28, 2000)
  2003^          (0.09)%         1.29%       43%
  2002           (0.29)          1.34        31
  2001           (0.47)          1.38        58
  2000           (0.56)          1.41        51

---------------------------------------------------------------
RCB Small Cap Value Fund
Institutional Class (commenced operations on October 3, 2001)
  2003^          (0.20)%         1.24%       65%
  2002           (0.46)          1.28        39

Class A (commenced operations on October 3, 2001)
  2003^          (0.45)%         1.49%       65%
  2002           (0.74)          1.53        39

Class R (commenced operations on September 30, 1998)(2)
  2003^          (0.41)%         1.49%       65%
  2002           (0.70)          1.53        39
  2001*          (0.51)          2.63         5
  2001+          (0.69)          2.85        43
  2000+          (0.50)          3.49        60
  1999+          (0.33)          7.76        36

---------------------------------------------------------------
Technology Growth Fund
Institutional Class (commenced operations on October 3, 2000)
  2003           (0.78)%         1.36%       29%
  2002           (0.88)          1.37        24
  2001           (0.38)++        1.41        23

Class A (commenced operations on October 23, 2000)
  2003           (1.08)%         1.66%       29%
  2002           (1.18)          1.67        24
  2001           (1.04)++        1.71        23

*   FOR THE THREE MONTH PERIOD ENDING SEPTEMBER 30, 2001.
+   FOR THE YEARS ENDING JUNE 30.
++ RATIOS REFLECT THE IMPACT OF THE INITIAL LOW LEVEL OF AVERAGE NET ASSETS ASSOCIATED WITH COMMENCEMENT OF OPERATIONS AND THE EFFECTS OF ANNUALIZATION.
+++ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE
    WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
^   PER SHARE DATA IS BASED ON AVERAGE SHARES METHOD.
(1) ANNUALIZED.
(2) ON OCTOBER 3, 2001, THE RCB SMALL CAP FUND EXCHANGED ALL OF ITS ASSETS AND LIABILITIES FOR SHARES OF THE CNI CHARTER RCB SMALL CAP VALUE FUND. THE CNI CHARTER RCB SMALL CAP VALUE FUND IS THE ACCOUNTING SURVIVOR IN THIS TRANSACTION, AND AS A RESULT, ITS BASIS OF ACCOUNTING FOR ASSETS AND LIABILITIES AND ITS OPERATING RESULTS FOR THE PERIODS PRIOR TO OCTOBER 3, 2001 HAVE BEEN CARRIED FORWARD IN THESE FINANCIAL HIGHLIGHTS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 58

                                                NET
                     NET               REALIZED AND            DISTRIBUTIONS       NET                   NET
                   ASSET                 UNREALIZED  DIVIDENDS          FROM     ASSET                ASSETS        RATIO
                   VALUE         NET GAINS (LOSSES)   FROM NET      REALIZED     VALUE                   END  OF EXPENSES
               BEGINNING  INVESTMENT             ON INVESTMENT       CAPITAL       END      TOTAL  OF PERIOD   TO AVERAGE
               OF PERIOD      INCOME     SECURITIES     INCOME         GAINS OF PERIOD   RETURN+++     (000)  NET ASSETS(1)
-----------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003           $10.65        $0.46        $ 0.24      $(0.46)        $  --    $10.89       6.74%  $ 42,256        0.75%
  2002            10.72         0.53          0.09       (0.53)        (0.16)    10.65       6.06     40,807        0.75
  2001            10.14         0.60          0.60       (0.60)        (0.02)    10.72      12.14     32,800        0.75
  2000            10.00         0.42          0.14       (0.42)           --     10.14       5.76     22,711        0.75

Class A (commenced operations on April 13, 2000)
  2003           $10.65        $0.44        $ 0.23      $(0.43)        $  --    $10.89       6.47%  $    830        1.00%
  2002            10.73         0.50          0.08       (0.50)        (0.16)    10.65       5.69        544        1.00
  2001            10.13         0.57          0.62       (0.57)        (0.02)    10.73      12.08         93        1.00
  2000            10.06         0.31          0.07       (0.31)           --     10.13       3.81        424        1.00

-----------------------------------------------------------------------------------------------------------------------------
Government Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003++         $11.02        $0.36        $(0.07)     $(0.37)       $(0.01)   $10.93       2.68%* $ 15,596        0.70%
  2002            10.80         0.44          0.34       (0.44)        (0.12)    11.02       7.53     14,502        0.70
  2001            10.17         0.53          0.63       (0.53)           --     10.80      11.67     12,648        0.70
  2000            10.00         0.38          0.17       (0.38)           --     10.17       5.64     11,233        0.70

Class A (commenced operations on April 13, 2000)
  2003++         $11.01        $0.33        $(0.04)     $(0.34)       $(0.01)   $10.95       2.71%* $     18        0.95%
  2002            10.77         0.43          0.34       (0.41)        (0.12)    11.01       7.47        525        0.95
  2001            10.16         0.49          0.63       (0.51)           --     10.77      11.25          4        0.95
  2000            10.06         0.23          0.10       (0.23)           --     10.16       3.37         49        0.95

-----------------------------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003           $10.83        $0.31        $(0.04)     $(0.31)       $(0.19)   $10.60       2.63%  $ 14,546        0.50%
  2002            10.50         0.36          0.41       (0.35)        (0.09)    10.83       7.58     16,147        0.50
  2001            10.22         0.43          0.30       (0.43)        (0.02)    10.50       7.21     15,526        0.50
  2000            10.00         0.32          0.22       (0.32)           --     10.22       5.43     11,638        0.50

Class A (commenced operations on April 13, 2000)
  2003           $10.85        $0.27        $(0.02)     $(0.29)       $(0.19)   $10.62       2.37%  $    732        0.75%
  2002            10.51         0.33          0.43       (0.33)        (0.09)    10.85       7.40         13        0.75
  2001            10.22         0.41          0.30       (0.40)        (0.02)    10.51       7.08          6        0.75
  2000            10.10         0.20          0.12       (0.20)           --     10.22       3.20          1        0.75

-----------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003           $ 8.16        $0.76        $ 0.79      $(0.76)        $  --    $ 8.95      19.75%  $ 13,387        1.00%
  2002             8.57         0.83         (0.40)      (0.84)           --      8.16       4.80     10,020        1.00
  2001             9.76         0.98         (1.18)      (0.98)        (0.01)     8.57      (2.45)     9,310        1.00
  2000            10.00         0.64         (0.24)      (0.64)           --      9.76       4.21      9,877        1.00

Class A (commenced operations on January 14, 2000)
  2003           $ 8.16        $0.74        $ 0.78      $(0.73)        $  --    $ 8.95      19.39%  $ 16,878        1.30%
  2002             8.57         0.81         (0.40)      (0.82)           --      8.16       4.49      9,397        1.30
  2001             9.76         0.95         (1.18)      (0.95)        (0.01)     8.57      (2.74)     3,973        1.30
  2000            10.00         0.62         (0.24)      (0.62)           --      9.76       3.94      1,043        1.30



                       RATIO        RATIO
                      OF NET  OF EXPENSES
                  INVESTMENT   TO AVERAGE
                      INCOME   NET ASSETS    PORTFOLIO
                  TO AVERAGE   (EXCLUDING     TURNOVER
                 NET ASSETS(1)  WAIVERS)(1)       RATE
--------------------------------------------------------------
Corporate Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003                  4.30%        0.78%        66%
  2002                  5.04         0.82         55
  2001                  5.71+        0.86         83
  2000                  6.09         0.91          6

Class A (commenced operations on April 13, 2000)
  2003                  4.00%        1.03%        66%
  2002                  4.71         1.07         55
  2001                  5.67+        1.11         83
  2000                  5.84         1.16          6

--------------------------------------------------------------
Government Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003++                3.26%        0.81%        54%
  2002                  4.11+        0.86         70
  2001                  5.04+        0.91        126
  2000                  5.49         0.97         21

Class A (commenced operations on April 13, 2000)
  2003++                3.00%        1.06%        54%
  2002                  3.70         1.11         70
  2001                  5.03+        1.16        126
  2000                  5.24         1.22         21

--------------------------------------------------------------
California Tax Exempt Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003                  2.91%        0.65%        68%
  2002                  3.33         0.70         90
  2001                  4.11         0.75         56
  2000                  4.50         0.79         49

Class A (commenced operations on April 13, 2000)
  2003                  2.62%        0.90%        68%
  2002                  3.05         0.95         90
  2001                  3.82         1.00         56
  2000                  4.25         1.04         49

--------------------------------------------------------------
High Yield Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2003                  8.84%        1.13%        36%
  2002                  9.48         1.18         30
  2001                 10.52         1.23         12
  2000                  9.41         1.31          5

Class A (commenced operations on January 14, 2000)
  2003                  8.44%        1.43%        36%
  2002                  9.03         1.48         30
  2001                 10.14         1.53         12
  2000                  9.11         1.61          5

+ RATIOS REFLECT THE IMPACT OF SIGNIFICANT CHANGES IN AVERAGE NET ASSETS AND THE EFFECTS OF ANNUALIZATION.
++  PER SHARE DATA IS BASED ON THE AVERAGE SHARES METHOD.
+++ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE
    WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT,PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
* TOTAL RETURN FOR CLASS A OF THE GOVERNMENT BOND FUND IS GREATER THAN THE INSTITUTIONAL CLASS'S DUE TO A LARGE REDEMPTION DURING THE YEAR.
(1) ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 59
financial highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, OR PERIOD ENDED OCTOBER 31,
--------------------------------------------------------------------------------

                                                                                                          RATIO            RATIO
                   NET                               NET                       NET                       OF NET      OF EXPENSES
                 ASSET              DIVIDENDS     ASSET                     ASSETS          RATIO    INVESTMENT       TO AVERAGE
                 VALUE        NET    FROM NET     VALUE                        END    OF EXPENSES        INCOME       NET ASSETS
             BEGINNING INVESTMENT  INVESTMENT       END       TOTAL      OF PERIOD     TO AVERAGE    TO AVERAGE       (EXCLUDING
             OF PERIOD     INCOME      INCOME  OF PERIOD   RETURN+++          (000)   NET ASSETS(1) NET ASSETS(1)      WAIVERS)(1)
----------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund
Institutional Class (commenced operations on March 23, 1998)
  2003           $1.00     $0.007     $(0.007)    $1.00       0.68%    $  287,087           0.63%        0.68%             0.64%
  2002            1.00      0.014      (0.014)     1.00       1.37        290,778           0.63         1.37              0.67
  2001            1.00      0.046      (0.046)     1.00       4.65        304,698           0.63         4.42++            0.71
  2000*           1.00      0.051      (0.051)     1.00       5.24        201,688           0.63         5.62+             0.71
  1999            1.00      0.045      (0.045)     1.00       4.61        137,659           0.63         4.51              0.79
  1998            1.00      0.029      (0.029)     1.00       3.11        133,428           0.63         4.99              0.78

Class A (commenced operations on October 18, 1999)
  2003           $1.00     $0.005     $(0.005)    $1.00       0.46%    $  205,191           0.85%        0.47%             1.14%
  2002            1.00      0.011      (0.011)     1.00       1.15        228,807           0.85         1.15              1.17
  2001            1.00      0.043      (0.043)     1.00       4.42        243,340           0.85         4.39++            1.21
  2000*           1.00      0.049      (0.049)     1.00       5.03        251,225           0.85         5.61+             1.21
  1999            1.00      0.002      (0.002)     1.00       0.18          4,942           0.85         4.62              1.30

Class S (commenced operations on October 26, 1999)
  2003           $1.00     $0.003     $(0.003)    $1.00       0.29%    $  118,624           1.03%        0.29%             1.14%
  2002            1.00      0.009      (0.009)     1.00       0.95        129,180           1.05         0.95              1.17
  2001            1.00      0.041      (0.041)     1.00       4.21        126,281           1.05         4.12++            1.21
  2000*           1.00      0.047      (0.047)     1.00       4.83         72,287           1.05         5.47+             1.21
  1999            1.00      0.001      (0.001)     1.00       0.07            562           1.05         4.42              1.30

----------------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
  2003           $1.00     $0.007     $(0.007)    $1.00       0.70%    $   56,841           0.63%        0.68%             0.64%
  2002            1.00      0.014      (0.014)     1.00       1.38         51,985           0.63         1.43              0.66
  2001            1.00      0.046      (0.046)     1.00       4.70         76,802           0.63         3.97++            0.66
  2000*           1.00      0.029      (0.029)     1.00       2.90         27,849           0.63         5.84              0.68

Class A (commenced operations on June 21, 1999)
  2003           $1.00     $0.005     $(0.005)    $1.00       0.48%    $2,060,860           0.85%        0.48%             1.14%
  2002            1.00      0.012      (0.012)     1.00       1.16      2,149,151           0.85         1.18              1.16
  2001            1.00      0.044      (0.044)     1.00       4.47      2,531,500           0.85         4.27++            1.16
  2000*           1.00      0.049      (0.049)     1.00       4.96      1,887,860           0.85         5.32              1.18
  1999            1.00      0.016      (0.016)     1.00       1.58      1,512,137           0.85         4.33              1.15

Class S (commenced operations on October 6, 1999)
  2003           $1.00     $0.003     $(0.003)    $1.00       0.30%    $  191,539           1.03%        0.31%             1.14%
  2002            1.00      0.010      (0.010)     1.00       0.96        219,387           1.05         0.93              1.16
  2001            1.00      0.042      (0.042)     1.00       4.26        147,035           1.05         3.62++            1.16
  2000*           1.00      0.047      (0.047)     1.00       4.77         41,593           1.05         5.39              1.18
  1999            1.00      0.003      (0.003)     1.00       0.30            911           1.05         4.30              1.15

----------------------------------------------------------------------------------------------------------------------------------
California Tax Exempt Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
  2003           $1.00     $0.006     $(0.006)    $1.00       0.62%    $   87,820           0.55%        0.59%             0.65%
  2002            1.00      0.010      (0.010)     1.00       0.98         58,923           0.55         0.96              0.69
  2001            1.00      0.025      (0.025)     1.00       2.51         50,543           0.55         2.12++            0.72
  2000*           1.00      0.016      (0.016)     1.00       1.64          6,825           0.55         3.29              0.74

Class A (comMenced operations on June 21, 1999)
  2003           $1.00     $0.004     $(0.004)    $1.00       0.41%    $  539,182           0.76%        0.41%             1.15%
  2002            1.00      0.007      (0.007)     1.00       0.75        519,269           0.78         0.75              1.19
  2001            1.00      0.023      (0.023)     1.00       2.28        638,446           0.78         2.22++            1.22
  2000*           1.00      0.025      (0.025)     1.00       2.55        549,237           0.78         2.74              1.24
  1999            1.00      0.008      (0.008)     1.00       0.79        533,244           0.78         2.17              1.21

Class S (commenced operations on November 12, 1999)
  2003           $1.00     $0.003     $(0.003)    $1.00       0.27%    $   24,002           0.89%        0.27%             1.15%
  2002            1.00      0.005      (0.005)     1.00       0.55         29,626           0.98         0.53              1.19
  2001            1.00      0.021      (0.021)     1.00       2.08         16,851           0.98         1.96++            1.22
  2000*           1.00      0.023      (0.023)     1.00       2.30          7,723           0.98         2.69              1.24

*   THE FUND'S YEAR-END CHANGED FROM OCTOBER 31 TO SEPTEMBER 30.
+ RATIOS REFLECT THE IMPACT OF THE INITIAL LOW LEVEL OF AVERAGE NET ASSETS ASSOCIATED WITH COMMENCEMENT OF OPERATIONS AND THE EFFECTS OF ANNUALIZATION.
++ RATIOS REFLECT THE IMPACT OF SIGNIFICANT CHANGES IN AVERAGE NET ASSETS AND THE EFFECTS OF ANNUALIZATION.
+++ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. FEE
    WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           CNI CHARTER FUNDS | PAGE 60
notes to financial statements
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


1. ORGANIZATION:

The CNI Charter Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven portfolios. The financial statements included herein are those of the Large Cap Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund, Technology Growth Fund (collectively, the "Equity Funds"); Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund (collectively, the "Fixed Income Funds"); Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund (collectively, the "Money Market Funds"); (each a "Fund", collectively, the "Funds"). The Equity and Fixed Income Funds are registered to offer Institutional and Class A Shares; in addition, the RCB Small Cap Value Fund is registered to offer Class R shares. The Money Market Funds are registered to offer Institutional, Class A and Class S Shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.


2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

USE OF ESTIMATES -The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Equity and Fixed Income Funds, which are listed on a securities exchange for which market quotations are available, are valued by independent pricing services at the last quoted sales price for such securities on each business day. If there is no such reported sale, those securities are valued at the mean between last available bid and ask price. Investment securities of the Equity funds, which are quoted on a national market system, are valued at the official closing price, or if there is none, at the last sales price. Unlisted securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on the accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA TRANSACTIONS -The Funds may engage in "to be announced" ("TBA") security transactions. Such transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBAsecurities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. As of September 30, 2003, the Funds did not hold any TBA securities.

CLASSES - Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.



                           CNI CHARTER FUNDS | PAGE 61
notes to financial statements
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared daily and paid to shareholders monthly for the Fixed Income and Money Market Funds. Dividends from net investment income are declared and paid quarterly for the Large Cap Value Equity, Large Cap Growth Equity, and Technology Growth Funds. For the RCB Small Cap Value Fund, dividends from net investment income are declared and paid annually. Distributions from net realized capital gains are distributed to shareholders at least annually.

ORGANIZATIONAL COSTS -Organizational costs of the Prime Money Market Fund have been capitalized and amortized over a period of sixty months. Such amortization ceased on March 23, 2003.


3. ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES
   AGREEMENTS:

Pursuant to an administration agreement (the "Agreement"), SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEIInvestments Company, acts as the Trust's Administrator. Under the terms of the Agreement dated April 1, 2002, the Administrator is entitled to receive an annual fee of 0.10% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.08% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, and 0.06% of aggregate average daily net assets of the Trust exceeding $5 billion. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan ("the Plan") with respect to Class A, S and R Shares that allows each Fund to pay distribution and servicing fees. SEI Investments Distribution Company (the "Distributor"), as compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class A Shares and Class S Shares of the Money Market Funds and 0.25% of the Class A Shares of the Equity and Fixed Income Funds and the Class R Shares of the RCB Small Cap Value Fund, with the exception of 0.30% charged to the Class A Shares of the Technology Growth and High Yield Bond Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities. The Distributor has voluntarily agreed to waive up to 0.50% of distribution fees and up to 0.25% of shareholder servicing fees, discussed below, for the Class A shares of the California Tax Exempt Money Market Fund beginning December 11, 2002 and for the Class S shares of the Prime Money Market Fund beginning June 17, 2003, for the Government Money Market Fund beginning June 4, 2003, and for the California Tax Exempt Money Market Fund beginning December 4, 2002. These waivers are voluntary and may be terminated at any time.

The Trust and the Distributor are parties to a Distribution Agreement dated April 8, 1999. The Distributor receives no fees for its distribution services under this agreement.

SEI Investments Fund Management serves as Transfer Agent for the Trust whereby they provide services at an annual rate of $15,000 per share class. The Transfer Agent has voluntarily agreed to waive these fees.

Wachovia Bank, N.A. serves as Custodian for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Trust has also adopted a Shareholder Servicing Agreement that permits payment of compensation to service providers, that may include City National Bank ("CNB"), that have agreed to provide certain shareholder support for their customers who own Institutional Class, Class A, Class S or Class R Shares. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of each Fund's average daily net assets. For the period ended September 30, 2003, CNB received Shareholder Servicing fees from the Trust in the amount of approximately $7,514,000.

Certain officers of the Trust are also officers of City National Asset Management, Inc. ("CNAM", the "Adviser"), the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.


4. INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Effective May 10, 2001, CNAM, a wholly owned subsidiary of CNB, assumed the role of Investment Manager from CNB. Under the terms of the current agreements, the Adviser receives an annual fee equal to 0.62% of the average daily net assets of the Large Cap Value Equity Fund, 0.65% of the average daily net assets of the Large Cap Growth Equity Fund, 0.85% of the average net assets of the RCBSmall Cap Value Fund, 0.85% of the average daily net assets of the



                           CNI CHARTER FUNDS | PAGE 62

--------------------------------------------------------------------------------


Technology Growth Fund, 0.40% of the average daily net assets of the Corporate Bond Fund, 0.43% of the average daily net assets of the Government Bond Fund, 0.27% of the average daily net assets of the California Tax Exempt Bond Fund, 0.75% of the average daily net assets of the High Yield Bond Fund, 0.25% of the average daily net assets of the Prime Money Market Fund, 0.26% of the average daily net assets of the Government Money Market Fund, and 0.27% of the average daily net assets of the California Tax Exempt Money Market Fund.

REED, CONNER & BIRDWELL, LLC acts as the Investment Sub-Adviser on behalf of the RCB Small Cap Value Fund.

CREDIT SUISSE ASSET MANAGEMENT, LLC acts as the Investment Sub-Adviser on behalf of the High Yield Bond Fund.

WELLINGTON MANAGEMENT COMPANY, LLC served as the Investment Sub-Adviser for the Government Money Market Fund through May 1, 2003. This agreement was terminated as of May 1, 2003.

WEISS, PECK, &GREER, LLC acts as the Investment Sub-Adviser on behalf of the California Tax Exempt Money Market Fund.

The Adviser has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The Adviser has voluntarily agreed to maintain this limitation until further notice to the Trust. The voluntary expense limitations (expressed as a percentage of average daily net assets) are as follows:


                     Large Cap  Large Cap       RCB
                       Value      Growth     Small Cap  Technology
                      Equity      Equity       Value      Growth
                       Fund        Fund        Fund        Fund
-------------------------------------------------------------------
Institutional Class    1.00%       1.05%       1.24%       1.20%
Class A                1.25%       1.30%       1.49%       1.50%
Class R                  --          --        1.49%         --
-------------------------------------------------------------------


                                           California
                    Corporate  Government  Tax Exempt  High Yield
                      Bond        Bond        Bond        Bond
                      Fund        Fund        Fund        Fund
-------------------------------------------------------------------
Institutional Class  0.75%       0.70%       0.50%       1.00%
Class A              1.00%       0.95%       0.75%       1.30%
-------------------------------------------------------------------


                      Prime                     California
                      Money     Government      Tax Exempt
                     Market    Money Market    Money Market
                      Fund         Fund            Fund
------------------------------------------------------------
Institutional Class   0.63%        0.63%           0.55%
Class A               0.85%        0.85%           0.78%
Class S               1.05%        1.05%           0.98%
------------------------------------------------------------


Any fee reductions or expense reimbursements may be repaid to the Adviser within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Funds' expense ratios, at the time of repayment, to exceed the amounts shown above.

During the year ended September 30, 2003, the Board of Trustees approved the reimbursement of previously waived fees by the Adviser for the prior fiscal year in the amount of $3,602, $5,351, $2,538, $20,625 and $26,227 for the Large Cap
Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund, Prime Money Market Fund and Government Money Market Fund, respectively.

As of September 30, 2003, fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were as follows:


                                                      (000)
------------------------------------------------------------
Large Cap Value Equity Fund                           $  59
Large Cap Growth Equity Fund                             35
RCB Small Cap Value Fund                                234
Technology Growth Fund                                    9
Corporate Bond Fund                                      88
Government Bond Fund                                     80
California Tax Exempt Bond Fund                         107
High Yield Bond Fund                                     97
Prime Money Market Fund                                 963
Government Money Market Fund                          2,295
California Tax Exempt Money Market Fund               3,621
------------------------------------------------------------



5. INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale of securities, other than temporary investments in short-term securities for the fiscal year ended September 30, 2003, were as follows for the Equity and Fixed Income Funds:


                            Purchases           Sales
-------------------------------------------------------------
                      U.S. Gov`t  Other  U.S. Gov`t   Other
                         (000)    (000)     (000)     (000)
-------------------------------------------------------------
Large Cap Value Equity
   Fund                $     --  $15,212   $   --    $11,413
Large Cap Growth Equity
   Fund                      --   13,276       --      8,276
RCB Small Cap Value Fund     --   12,239       --     10,092
Technology Growth Fund       --      648       --        406
Corporate Bond Fund      8,255    20,574    7,715     19,188
Government Bond Fund    10,107        --    7,947         --
California Tax Exempt
   Bond Fund                --    10,080       --     10,913
High Yield Bond Fund        --    16,514       --      7,955
-------------------------------------------------------------






                           CNI CHARTER FUNDS | PAGE 63
notes to financial statements
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

6. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments, in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in-capital, undistributed net investment income (loss), or accumulated net realized gain
(loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to net operating losses, paydown reclasses and nondeductible organizational costs, have been reclassified to/from the following accounts:


                                 Increase       Decrease
                               Undistributed   Accumulated  Decrease
                              Net Investment  Net Realized  Paid in
                                  Income          Gain      Capital
                                   (000)          (000)       (000)
---------------------------------------------------------------------
RCB Small Cap Value Fund           $59            $--        $(59)
Technology Growth Fund              14             --         (14)
Government Bond Fund                13            (13)         --
Prime Money Market Fund              9             --          (9)
---------------------------------------------------------------------

The tax character of dividends and distributions paid during the years ended September 30, 2003 and September 30, 2002 were as follows:


                          Tax
                        Exempt   Ordinary  Long-term
                        Income    Income Capital Gain  Total
                         (000)     (000)     (000)     (000)
-------------------------------------------------------------
Large Cap Value Equity Fund
   2003                  $ --     $  336    $  --    $  336
   2002                    --        271      481       752
Large Cap Growth Equity Fund
   2003                    --         29       --        29
   2002                    --         --       --        --
Corporate Bond Fund
   2003                    --      1,843       --     1,843
   2002                    --      2,165      190     2,355
Government Bond Fund
   2003                    --        519       21       540
   2002                    --        627       35       662
California Tax Exempt Bond Fund
   2003                   450         60      218       728
   2002                   522         83       61       666
High Yield Bond Fund
   2003                   --       1,990       --     1,990
   2002                    --      1,532       --     1,532
Prime Money Market Fund
   2003                    --      3,310       --     3,310
   2002                    --      8,179       --     8,179
Government Money Market Fund
   2003                    --     11,356       --    11,356
   2002                    --     29,979       --    29,979
California Tax Exempt Money Market Fund
   2003                 2,993         --       --     2,993
   2002                 5,058         --       --     5,058


As of September 30, 2003, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                              Undistributed   Undistributed   Undistributed     Capital
                               Tax-Exempt       Ordinary        Long-term         Loss
                                 Income          Income       Capital Gain   Carryforwards
                                  (000)           (000)           (000)          (000)
------------------------------------------------------------------------------------------
Large Cap Value Equity Fund       $--             $ 91            $--         $  (333)
Large Cap Growth Equity Fund       --               12             --          (4,771)
RCB Small Cap Value Fund           --               --             88              --
Technology Growth Fund             --               --             --          (1,050)
Corporate Bond Fund                --              336            180              --
Government Bond Fund               --               44            205              --
California Tax Exempt Bond Fund    34               59            139              --
High Yield Bond Fund               --              189             --          (1,413)
Prime Money Market Fund            --              180             --            (407)
Government Money Market Fund       --              471             --              (4)
California Tax Exempt Money
 Market Fund                      131               --              1              --



                                             Unrealized       Other             Total
                              Post-October  Appreciation    Temporary   Distributable Earnings
                                 Losses    (Depreciation)  Differences  (Accumulated Losses)
                                  (000)         (000)         (000)             (000)
-----------------------------------------------------------------------------------------------
Large Cap Value Equity Fund      $ (24)        $4,704        $  (91)          $ 4,347
Large Cap Growth Equity Fund      (284)          (472)          (12)           (5,527)
RCB Small Cap Value Fund            --          4,894            --             4,982
Technology Growth Fund            (315)          (425)           --            (1,790)
Corporate Bond Fund                 --          2,106          (141)            2,481
Government Bond Fund                --            445           (38)              656
California Tax Exempt Bond Fund     --            458           (34)              656
High Yield Bond Fund              (249)           820          (203)             (856)
Prime Money Market Fund             --             --          (169)             (396)
Government Money Market Fund        --             --          (471)               (4)
California Tax Exempt Money
 Market Fund                        --             --          (131)                1


                           CNI CHARTER FUNDS | PAGE 64

--------------------------------------------------------------------------------


For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. At September 30, 2003, the breakdown of capital loss carryforwards is as follows:


                                 Expiring September 30,
                          ----------------------------------
                            2008         2010        2011
                            (000)        (000)       (000)
------------------------------------------------------------
Large Cap Value Equity Fund  $--         $  18       $ 315
Large Cap Growth Equity Fund  11         3,244       1,516
Technology Growth Fund        --           392         658
High Yield Bond Fund          --           481         932
Prime Money Market Fund       --           407          --
Government Money Market
  Fund                        --            --           4
------------------------------------------------------------


During the year ended September 30, 2003, the RCBSmall Cap Value Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund had utilized capital loss carryforwards of $21,786, $76,610 and $18,500, respectively to offset capital gains.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2002 through September 30, 2003 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

At September 30, 2003, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from the amounts reported for financial reporting purposes.

Based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/(depreciation) at September 30, 2003 for each of the Equity and Fixed Income Funds were as follows:


                               Aggregate     Aggregate        Net
                    Federal      Gross         Gross      Unrealized
                      Tax     Unrealized    Unrealized   Appreciation
                     Cost    Appreciation  Depreciation  (Depreciation)
                     (000)       (000)         (000)         (000)
-----------------------------------------------------------------------
Large Cap Value
   Equity Fund      $30,098     $6,453       $(1,749)       $4,704
Large Cap Growth
   Equity Fund       24,619      2,142        (2,614)         (472)
RCB Small Cap
   Value Fund        17,856      5,050          (156)        4,894
Technology Growth
   Fund               2,289        145          (570)         (425)
Corporate Bond
   Fund              40,457      2,229          (123)        2,106
Government Bond
   Fund              15,093        450            (5)          445
California Tax Exempt
   Bond Fund         14,449        468           (10)          458
High Yield Bond
   Fund              28,914      1,631          (811)          820
-----------------------------------------------------------------------


7. CONCENTRATION OF CREDIT RISK:

CALIFORNIA TAX EXEMPT FUNDS - SPECIFIC RISKS

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.



                           CNI CHARTER FUNDS | PAGE 65
notes to financial statements
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

8. CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, 2003 and September 30, 2002 was as follows:


                                       Large Cap Value         Large Cap Growth         RCB Small Cap            Technology
                                      Equity Fund (000)        Equity Fund (000)      Value Fund (000)        Growth Fund (000)
                                    --------------------    --------------------    -------------------      ---------------------
                                       2003      2002           2003    2002           2003     2002            2003     2002
--------------------------------------------------------    --------------------    -------------------      ---------------------
CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                       1,481    1,015          1,559     986              201     162           148        22
   Shares Issued in Lieu of
     Dividends and Distributions          11       25              2      --               --      --            --        --
   Shares Redeemed                      (899)    (759)          (774)   (726)             (34)    (45)         (137)      (28)
--------------------------------------------------------    --------------------    -------------------      ---------------------
      Net Institutional
       Class Transactions                593      281            787     260              167     117            11        (6)
========================================================    ====================    ===================      =====================
   CLASS A:
   Shares Issued                         136       50            172      66               90      27            82        60
   Shares Issued in Lieu of
     Dividends and Distributions           1        2             --      --               --      --            --        --
   Shares Redeemed                       (23)     (17)           (14)    (13)              (8)     --            (1)       (4)
--------------------------------------------------------    --------------------    -------------------      ---------------------
      Net Class A Transactions           114       35            158      53               82      27            81        56
========================================================    ====================    ===================      =====================
   CLASS R:
   Shares Issued                          --       --             --      --               92     349            --        --
   Shares Issued in Lieu of
     Dividends and Distributions          --       --             --      --               --      --            --        --
   Shares Redeemed                        --       --             --      --             (115)   (152)           --        --
--------------------------------------------------------    --------------------    -------------------      ---------------------
      Net Class R Transactions            --       --             --      --              (23)    197            --        --
========================================================    ====================    ===================      =====================



                                                                                          California              High Yield
                                       Corporate Bond         Government Bond           Tax Exempt Bond              Bond
                                         Fund (000)             Fund (000)                Fund (000)              Fund (000)
                                    --------------------    --------------------    -------------------      ---------------------
                                       2003      2002          2003      2002           2003      2002          2003       2002
--------------------------------------------------------    --------------------    -------------------      ---------------------
CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                      1,107      1,356           630     514              242     334           373        208
   Shares Issued in Lieu of
     Dividends and Distributions         30         45            10      12                8       7            69         71
   Shares Redeemed                   (1,088)      (627)         (528)   (382)            (369)   (329)         (174)      (137)
--------------------------------------------------------    --------------------    -------------------      ---------------------
      Net Institutional
        Class Transactions               49        774           112     144             (119)     12           268        142
========================================================    ====================    ===================      =====================
   CLASS A:
   Shares Issued                         43         42            30      48               75       1         1,266        807
   Shares Issued in Lieu of
     Dividends and Distributions          1         --            --      --                1      --            74         50
   Shares Redeemed                      (19)        --           (76)     --               (8)     --          (606)      (168)
--------------------------------------------------------    --------------------    -------------------      ---------------------
      Net Class A Transactions           25         42           (46)     48               68       1           734        689
========================================================    ====================    ===================      =====================

AMOUNTS DESIGNATED AS "--" ARE EITHER 0 OR HAVE BEEN ROUNDED TO 0.


                           CNI CHARTER FUNDS | PAGE 66

--------------------------------------------------------------------------------


                                                                                                               California
                                                         Prime                   Government                    Tax Exempt
                                                     Money Market               Money Market                  Money Market
                                                      Fund (000)                 Fund (000)                    Fund (000)
                                             ------------------------     ------------------------      ------------------------
                                                  2003         2002            2003         2002            2003        2002
---------------------------------------------------------------------     ------------------------      ------------------------
CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                                854,421    1,489,084         619,561     491,362          724,038      548,010
   Shares Issued in Lieu of
     Dividends and Distributions                    407          744              --          --               --           --
   Shares Redeemed                             (858,546)  (1,503,930)       (614,704)   (516,178)        (695,143)    (539,630)
---------------------------------------------------------------------     ------------------------      ------------------------
      Net Institutional
  Class Transactions                             (3,718)     (14,102)          4,857     (24,816)          28,895        8,380
=====================================================================     ========================      ========================
   CLASS A:
   Shares Issued                                617,388      731,533       4,182,886   4,730,497        1,144,274    1,171,542
   Shares Issued in Lieu of
     Dividends and Distributions                    276          896           7,038      18,614            2,108        3,699
   Shares Redeemed                             (641,303)    (747,116)     (4,278,238) (5,131,395)      (1,126,487)  (1,294,419)
---------------------------------------------------------------------     ------------------------      ------------------------
      Net Class A Transactions                  (23,639)     (14,687)        (88,314)   (382,284)          19,895     (119,178)
=====================================================================     ========================      ========================
   CLASS S:
   Shares Issued                                381,285      368,121         601,546     711,343          145,219      122,665
   Shares Issued in Lieu of
     Dividends and Distributions                     --           --              --          --               --           --
   Shares Redeemed                             (391,853)    (365,288)       (629,397)   (638,986)        (150,843)    (109,890)
---------------------------------------------------------------------     ------------------------      ------------------------
      Net Class S Transactions                  (10,568)       2,833         (27,851)     72,357           (5,624)      12,775
=====================================================================     ========================      ========================

AMOUNTS DESIGNATED AS "--" ARE EITHER 0 OR HAVE BEEN ROUNDED TO 0.



                           CNI CHARTER FUNDS | PAGE 67
report of independent auditors
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CNICHARTER FUNDS:



We have audited the accompanying statements of net assets of the CNI Charter Funds, comprised of the Large Cap Value Equity Fund, the Large Cap Growth Equity Fund, the RCB Small Cap Value Fund, the Technology Growth Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund, and the California Tax Exempt Money Market Fund (collectively, "the Funds") as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein ending on or after October 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. For the Prime Money Market Fund, the financial highlights for the period from March 23, 1998 (commencement of operations) through October 31, 1998 were audited by other auditors whose report thereon dated December 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights which were audited by us and referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the CNI Charter Funds as of September 30, 2003, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



/S/KPMG LLP

LOS ANGELES, CALIFORNIA

NOVEMBER 7, 2003





                           CNI CHARTER FUNDS | PAGE 68
board members and officers (UNAUDITED)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members."



------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                  NUMBER OF
                                        OFFICE                                                PORTFOLIOS IN
                                          AND                                                   CNI CHARTER           OTHER
      NAME            POSITION(S)      LENGTH OF                                               FUNDS COMPLEX       DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME             PRINCIPAL OCCUPATION(S)              OVERSEEN BY            HELD BY
  AND AGE (1)            TRUST        SERVED (2)          DURING PAST FIVE YEARS             BOARD MEMBER (3)       TRUSTEE (4)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
Irwin G. Barnet       Trustee         Since 1999    An attorney and a principal of Crosby, Heafey,   11                 None
Age: 65                                             Roach & May, a law firm (September 2000-
                                                    present); an attorney and principal of
                                                    Sanders, Barnet, Goldman, Simons &
                                                    Mosk, a law firm prior to September, 2000.
------------------------------------------------------------------------------------------------------------------------------------
Victor Meschures      Trustee         Since 1999    A Certified Public Accountant with Meschures,     11                None
Age: 65                                             Campeas, Thompson, Snyder and Pariser, LLP,
                                                    an accounting firm.
------------------------------------------------------------------------------------------------------------------------------------
William R. Sweet      Trustee         Since 1999    Retired; Executive Vice President, Union          11     Director, Banner
Age: 66                                             Bank of California (1985-1996).                          Central Finance
                                                                                                             Company; Director,
                                                                                                             Hispanic Express, Inc.
------------------------------------------------------------------------------------------------------------------------------------
James R. Wolford      Trustee         Since 1999    Chief Financial Officer, DBM Group (2000-         11                None
Age: 49                                             present); Senior Vice President and Chief
                                                    Operating Officer, Forecast Commercial Real
                                                    Estate Service, Inc. (2000); Senior Vice President
                                                    and Chief Financial Officer, Bixby Ranch Company,
                                                    a real estate company (1994-2000).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED
BOARD MEMBER (5)
Maria D. Hummer       Trustee         Since 1999    An attorney with Manatt, Phelps & Phillips        11     Director, Westwood
Age: 59                                             and Chair of the Land Use Section of that                One; seven charitable
                                                    law firm.                                                boards.
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Timothy D. Barto      Vice President  Since 2000    Employed by SEI Investments since October        N/A                N/A
One Freedom           and Assistant                 1999.  Vice President and Assistant Secretary
Valley Drive          Secretary                     of the Administrator and Distributor since
Oaks, PA  19456                                     December 1999. Associate at Dechert, Price
Age: 35                                             & Rhoads (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Todd B. Cipperman     Vice President  Since 2000    Senior Vice President and General Counsel        N/A                N/A
One Freedom           and Assistant                 of SEI Investments; Senior Vice President,
Valley Drive          Secretary                     General Counsel and Secretary of the
Oaks, PA  19456                                     Administrator and the Distributor since
Age: 37                                             2000. Vice President and Assistant
                                                    Secretary of SEI
                                                    Investments, the
                                                    Administrator and the
                                                    Distributor, 1995-2000.
------------------------------------------------------------------------------------------------------------------------------------
Cori Daggett          Vice President  Since 2003    Employed by SEI Investments                      N/A                N/A
One Freedom           and Assistant                 since 2003; Associate at Drinker Biddle &
Valley Drive          Secretary                     Reath (1998-2003).
Oaks, PA  19456
Age: 40



                           CNI CHARTER FUNDS | PAGE 69
board members and officers (UNAUDITED)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members."



------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                  NUMBER OF
                                        OFFICE                                                PORTFOLIOS IN
                                          AND                                                   CNI CHARTER           OTHER
      NAME            POSITION(S)      LENGTH OF                                               FUNDS COMPLEX       DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME             PRINCIPAL OCCUPATION(S)              OVERSEEN BY            HELD BY
  AND AGE (1)            TRUST        SERVED (2)          DURING PAST FIVE YEARS             BOARD MEMBER (3)       TRUSTEE (4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Lydia A. Gavalis        Vice President Since 1999    Vice President and Assistant Secretary of SEI       N/A            N/A
One Freedom             and Assistant                Investments, the Administrator and the
Valley Drive            Secretary                    Distributor since 1998. Assistant General
Oaks, PA  19456                                      Counsel and Director of Arbitration,
Age: 39                                              Philadelphia Stock Exchange (1989-1998).
------------------------------------------------------------------------------------------------------------------------------------
Vernon C. Kozlen        President      Since 2000    Chairman, City National Asset Management,           N/A            N/A
City National Bank      and Chief                    Inc. (2001-Present); Executive
400 N. Roxbury Dr.      Executive                    Vice President, City National Bank
Beverly Hills, CA       Officer                      (1996-Present).
90210
Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Christine M.            Vice President Since 2000    Employed by SEI Investments since                   N/A            N/A
McCullough              and Assistant                November 1, 1999. Vice President and
One Freedom             Secretary                    Assistant Secretary of the Administrator and
Valley Drive                                         the Distributor since December 1999.
Oaks, PA  19456                                      Associate at White and Williams LLP,
Age: 42                                              1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
John C. Munch           Vice President Since 2002    Employed by SEI Investments since                   N/A            N/A
One Freedom             and Secretary                November 2001. Vice President and
Valley Drive                                         Assistant Secretary of the Administrator and
Oaks, PA  19456                                      Distributor since November 2001. Associate
Age: 32                                              at Howard Rice Nemorvoski Canady Falk &
                                                     Rabkin (1998-2001). Associate at Seward &
                                                     Kissel (1996-1998).
------------------------------------------------------------------------------------------------------------------------------------
Rodney J. Olea          Vice President Since 2000    Senior Vice President, City National Asset          N/A            N/A
City National Bank                                   Management, Inc. (2001-Present); Senior Vice
400 N. Roxbury Dr.                                   President and Director of Fixed Income of
Beverly Hills, CA                                    City National Bank (1994-Present).
90210
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Sherry Kajdan           Vice President Since 2001    Employed by SEI Investments since January           N/A            N/A
Vetterlein              and Assistant                2001. Vice President and Assistant
One Freedom             Secretary                    Secretary of the Administrator and
Valley Drive                                         Distributor since January 2001.
Oaks, PA  19456                                      Shareholder/Partner, Buchanan Ingersoll
Age: 41                                              Professional Corporation
                                                     (law firm) (1992-2000).




                           CNI CHARTER FUNDS | PAGE 70

------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                       NUMBER OF
                                        OFFICE                                                     PORTFOLIOS IN
                                          AND                                                        CNI CHARTER      OTHER
      NAME            POSITION(S)      LENGTH OF                                                    FUNDS COMPLEX  DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME               PRINCIPAL OCCUPATION(S)                 OVERSEEN BY       HELD BY
  AND AGE (1)            TRUST        SERVED (2)            DURING PAST FIVE YEARS                BOARD MEMBER (3)  TRUSTEE (4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Richard A. Weiss      Vice President  Since 2000     President, City National Asset Management, Inc.     N/A            N/A
City National Bank    and Assistant                  (2001-Present); Senior Vice President and
400 N. Roxbury Dr.,   Secretary                      Chief Investment Officer of the City National
Beverly Hills, CA                                    Bank (1999-Present); Sanwa Bank California,
90210                                                Executive Vice President and Chief Investment
Age: 43                                              Officer (1994-1999).
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Rodriguez    Controller and  Since 2003     Director, Funds Accounting, SEI Investments         N/A            N/A
One Freedom           Chief                          Global Funds Services since September 2002
Valley Drive          Operating                      (and 1997-2002); Vice President, Fund
Oaks, PA  19456       Officer                        Administration, BlackRock Financial Management
Age: 41                                              (April 2002 to September 2002).
------------------------------------------------------------------------------------------------------------------------------------
William E.            Vice President  Since 2000     Employed by SEI Investments since August            N/A            N/A
Zitelli, Jr.          and Assistant                  2000. Vice President and Assistant Secretary
One Freedom           Secretary                      of the Administrator and Distributor since
Valley Drive                                         September 2000. Vice President, Merrill
Oaks, PA  19456                                      Lynch & Co. Asset Management Group (1998-
Age: 35                                              2000). Associate at Pepper
                                                     Hamilton LLP (1997-1998).

------------------------
1 Each trustee may be contacted by writing to the Trustee c/o CNI Charter Funds, One Freedom Valley Drive, Oaks, PA 19456.

2 Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

3 The "CNI Charter Funds Complex" consists of all registered investment companies for which City National Asset Management, Inc. serves as investment adviser. As of September 30, 2003, the CNI Charter Funds Complex consisted of 11 Funds.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

5   Ms. Hummer is considered an interested person of the Trust as defined in
    Section 2(a)(19) of the Investment Company Act of 1940. Ms. Hummer resigned from the CNI Charter Funds Board of Trustees on August 14, 2003.


                           CNI CHARTER FUNDS | PAGE 71
notice to shareholders (UNAUDITED)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


For shareholders that do not have a September 30, 2003 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2003 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2003, California Tax Exempt Bond Fund and California Tax Exempt Money Market Fund designate 100% and 86.036%, respectively, of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2003 each Fund is designating the following items with regard to distributions paid during the year:

                                                                                                         (C)**        (D)***
                                  (A)*                                                                 DIVIDENDS    QUALIFYING
                                LONG TERM            (B)*                                             QUALIFYING     DIVIDEND
                               (20% RATE)          ORDINARY                                          FOR CORPORATE    INCOME
                              CAPITAL GAIN          INCOME            TAX EXEMPT         TOTAL      DIVIDENDS REC.   (15% RATE
                              DISTRIBUTIONS      DISTRIBUTIONS         INTEREST      DISTRIBUTIONS   DEDUCTION (1) FOR QDI) (2)
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
   Equity Fund                      0%               100%                  0%             100%            100%          100%

Large Cap Growth
   Equity Fund                      0%               100%                  0%             100%            100%          100%

RCB Small Cap
   Value Fund                       0%                 0%                  0%               0%              0%            0%

Technology Growth
   Fund                             0%                 0%                  0%               0%              0%            0%

Corporate Bond
   Fund                             0%               100%                  0%             100%              0%            0%

Government Bond
   Fund                             4%                96%                  0%             100%              0%            0%

California Tax Exempt
   Bond Fund                       30%                 8%                 62%             100%              0%            0%

High Yield Bond Fund                0%               100%                  0%             100%              0%            0%

Prime Money Market
   Fund                             0%               100%                  0%             100%              0%            0%

Government Money
   Market Fund                      0%               100%                  0%             100%              0%            0%

California Tax Exempt
   Money Market Fund                0%                 0%                100%             100%              0%            0%
---------------------------------------------------------------------------------------------------------------------------------

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003. IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

*   ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL
    DISTRIBUTION.

** ITEM (C) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH FUND.

*** ITEM (D) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS PAID
    OUT AFTER JANUARY 1, 2003.


                           CNI CHARTER FUNDS | PAGE 72

THANK YOU

for your investment with CNI Charter Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 for a free prospectus. Read it carefully before you invest or send money.


                                                 CNI CHARTER FUNDS[SM] [LOGO][R]


                                                                 CNI-AR-001-0200

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. (RESERVED)

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 10.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                       CNI Charter Funds


By (Signature and Title)*                          s/ Vern Kozlen
                                                   ----------------------------
                                                   Vern Kozlen, President & CEO

Date 11/25/03





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                          /s/ Vern Kozlen
                                                   ----------------------------
Vern Kozlen, President & CEO

Date 11/25/03


By (Signature and Title)*                          /s/ Peter A. Rodriguez
                                                   ----------------------------
Peter A. Rodriguez, Controller and COO

Date 11/25/03
* Print the name and title of each signing officer under his or her signature.